As filed via EDGAR with the Securities and Exchange
                           Commission on May 1, 1998.

                                                                File No. 2-82710
                                                                ICA No. 811-3032

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No. _____


                       Post-Effective Amendment No. 20             [X]


                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940              [X]


                              Amendment No. 18                     [X]


                             Fundamental Funds, Inc.
                             -----------------------
               (Exact name of registrant as specified in charter)

                              90 Washington Street
                                   19th Floor
                            New York, New York 10006
                            ------------------------
                     (Address of principal executive office)

                                 (212) 635-3000
                                 --------------
                        (Area code and telephone number)

                                   Copies to:

Vincent J. Malanga                          Carl Frischling, Esq.
90 Washington Street                        Kramer, Levin, Naftalis & Frankel
19th Floor                                  919 Third Avenue
New York, New York  10006                   New York, New York 10022
--------------------------------------------------------------------------------

                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:


|X| Immediately upon filing pursuant to      | | on (          )  pursuant to
    paragraph (b)                                paragraph (b)

| | 60 days after filing pursuant to         | | on (          )  pursuant to
    paragraph (a)(1)                             paragraph (a)(1)

| | 75 days after filing pursuant to         | | on (          )  pursuant to
    paragraph (a)(2)                             of paragraph (a)(2) rule 485.

If appropriate, check the following box:


| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               NEW YORK MUNI FUND

                       REGISTRATION STATEMENT ON FORM N-1A
                              CROSS REFERENCE SHEET

Form N-1A
Item Number
-----------

Part A                     Prospectus Caption
------                     ------------------

 1.                        Cover Page
 2.                        Highlights; Fee Table
 3.                        Financial Highlights
 4.                        Investment Objective and Policies; Investment
                              Strategies; Special Risks;
                           General Information
 5.(a)                     Management
    (b)                    Management
    (c)                    *
    (d)                    General Information
    (e)                    Management
    (f)                    See statement of additional information under
                              Portfolio Transactions
6. (a)                     General Information
    (b)                    *
    (c)                    *
    (d)                    *
    (e)                    Cover Page; General Information
    (f)                    Dividends and Tax Status
    (g)                    Dividends and Tax Status
 7.(a)                     *
    (b)                    Determination of Net Asset Value
    (c)                    Purchase of Shares - Exchange Privilege
    (d)                    Purchase of Shares
    (e)                    *
    (f)                    Distribution Expenses
8.                         Redemption of Shares
9.                         *

Part B                     Statement Caption
------                     -----------------

10.                        Cover Page
11.                        Table of Contents
12.                        *

13.                       Investment Objectives;  Policies and Restrictions;
                           Additional   Information   Relating  to  Municipal
                           Obligations; Additional Information Concerning New York Issuers

14.                        Management of the Fund
15.                        *
16.(a)                     Management of the Fund
    (b)                    Management of the Fund
    (c)                    *
    (d)                    *
    (e)                    *
    (f)                    Distribution Plan
    (g)                    *
    (h)                    Custodian and Independent Accountants
    (i)                    *
17.(a)                     Portfolio Transactions
    (b)                    Portfolio Transactions
    (c)                    Portfolio Transactions
    (d)                    *
    (e)                    *
18.                        See prospectus under General Information
19.(a)                     See prospectus under Purchase of Shares
    (b)                    See prospectus under Determination of Net Asset Value
    (c)                    *
20.                        Tax Matters
21.                        *
22.                        Calculation of Yield
23.                        Financial Statements

Part C Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement




----------------------------
*Not Applicable

                             NEW YORK MUNI FUND(R)

                              90 Washington Street
                            New York, New York 10006
                                 1-800-225-6864

    New York Muni Fund, "New York's Oldest Triple Tax-Free Mutual Fund", (the "Fund") is a series of Fundamental Funds, Inc. (the "Company"), a Maryland corporation. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Under normal market conditions, at least 80% of the Fund's assets will be invested in securities that are free from Federal, New York State and New York City income taxes. Of course, there can be no assurance that the Fund's investment objective will be achieved.

    The Fund intends to achieve its objective by investing substantially all (and at least 80%) of its total assets in municipal obligations of New York State, its political subdivisions, and its other duly constituted authorities and corporations, that are rated within the four highest quality grades for bonds as determined by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. While municipal obligations in these categories are generally deemed to have adequate to very strong protection of principal and interest, municipal obligations rated within the lowest of these categories have speculative characteristics as well.

    This Prospectus sets forth concisely the information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. You may obtain a copy of the Statement without charge by writing to the Fund at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


Highlights .............................................................   2
Fee Table ..............................................................   3
Financial Highlights ...................................................   4
Investment Objective and Policies ......................................   5
Investment Strategies ..................................................   8
Special Risks ..........................................................  13
Calculation of Yield and Performance Data ..............................  16
Purchase of Shares .....................................................  17
Redemption of Shares ...................................................  19
Determination of Net Asset Value .......................................  22
Distribution Expenses ..................................................  22
Management .............................................................  24
Dividends and Tax Matters ..............................................  27
General Information ....................................................  29


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



            THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                          PROSPECTUS DATED MAY 1, 1998

                                   HIGHLIGHTS

What is New York Muni Fund?

    New York Muni Fund is a non-diversified mutual fund which seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. There is no assurance, however, that the Fund will achieve its stated objective. See "Investment Objective and Policies".

Management

    The Fund is a member of the Fundamental Family of Funds, a group of five investment companies. Fundamental Portfolio Advisors, Inc. (the "Manager") is the Fund's investment manager.

    The Manager supervises and manages the Fund's investment portfolio and directs the purchase and sales of its investment securities. The Manager utilizes an investment committee to manage the assets of the Fund. See "Management".

Investment Risks

    To achieve its objective, the Fund invests primarily in municipal obligations of New York issuers that are rated within the four highest quality grades for bonds as determined by Moody's, S&P, Fitch or Duff or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. While municipal obligations in these categories are generally deemed to have adequate to very strong protection of principal and interest, municipal obligations in the lowest of these categories have speculative characteristics as well (see "Investment Objective and Policies" and "Special Risks").

    In addition, the Fund may employ various investment strategies and techniques which are designed to enhance income and liquidity or attempt to hedge against market fluctuation and risk, such as buying and selling interest rate futures contracts ("futures contracts"), using options to purchase or sell such contracts, using options to purchase or sell debt securities, and writing covered call options and cash-secured puts (see "Investment Strategies"). Such strategies themselves involve certain additional risks (see "Special Risks"). Moreover, there are additional risk considerations associated with certain other investment policies of, and strategies employed by, the Fund, such as those relating to concentration of investments in New York issuers, investing in variable and floating rate instruments, zero coupon bonds, pay-in-kind bonds, lower quality municipal obligations, illiquid securities and borrowing for investment (see "Investment Strategies" and "Special Risks").

Tax-Free Income


    The interest earned by the Fund from municipal obligations that is paid as exempt-interest dividends is not includable in your gross income for Federal income tax purposes. Moreover, to the extent that dividends on shares of the Fund are derived from interest received by the Fund on obligations of New York and its political subdivisions, such dividends will also be exempt from a New York shareholder's gross income for New York State and New York City personal income tax purposes (see "Dividends and Tax Matters"). You should recognize, however, that the Fund's investment in municipal obligations of New York issuers may involve inherent risks (see "Special Risks").


How to Buy and Sell Shares of the Fund?

    Shares of the Fund may be purchased on a continuous basis without any sales charge at the next determined net asset value per share (see "Purchase of Shares" and "Determination of Net Asset Value"). Your purchase order becomes effective immediately if it is received before 4:00 P.M. on any business day.

    Shares are redeemable (may be sold) at your option without charge at the next determined net asset value per share (see "Redemption of Shares"). The Fund reserves the right, however, to liquidate an account with a value of less than $100 on 60 days' notice.

Shareholder Services and Privileges

    For your convenience, the Fund provides certain services and privileges which we have suited to your particular needs, including the Automatic Investment Program and the Exchange, Check Redemption, Telephone Redemption and Expedited Redemption Privileges (see "Purchase of Shares" and "Redemption of Shares").

Monthly Dividends

    The Fund declares dividends daily and pays them on a monthly basis, eliminating the need for you to hold your shares until quarter-end to receive dividend income. Dividends are automatically reinvested at net asset value in additional Fund shares without any charge. You may elect, however, to receive them in cash (see "Dividends and Tax Matters").

Management and The Fundamental Family of Funds

    Fundamental Portfolio Advisors, Inc., 90 Washington Street, New York, New York 10006, the Fund's investment manager (the "Manager") determines overall investment strategy for the Fund and provides the Fund with all necessary office facilities, equipment and personnel for managing the Fund's affairs and investments (see "Management").

    The Manager also acts as investment manager to several other mutual fund portfolios in The Fundamental Family of Funds, including The California Muni Fund, and the High-Yield Municipal Bond Series, the Tax-Free Money Market Series and the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-Income Fund. Shares of such funds are exchangeable for shares of the Fund (minimum $1,000 value) at the respective net asset values per share without any charge and may be exchanged by telephone (see "Purchase of Shares").

                                    FEE TABLE
                        Shareholder Transaction Expenses

--------------------------------------------------------------------------------

          Sales Load Imposed on Purchases ....................   None

          Sales Load Imposed on Reinvested Dividends .........   None

          Redemption Fees ....................................   None

          Exchange Fees ......................................   None



     Annual Fund Operating Expenses (as a percentage of average net assets)
--------------------------------------------------------------------------------


          Management Fees ....................................   .49%

          12b-1 Fees1 ........................................   .50%

          Other Expenses:


          Interest ...........................................  1.10%

          Other ..............................................  1.65%

          Total Fund Operating Expenses ......................  3.74%



    Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


               1 year         3 years        5 years        10 years
                 $38            $114           $193            $398


    The purpose of the foregoing table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, see "Management", "Distribution Expenses" and the Financial Statements included at the end of the Fund's Statement of Additional Information.) The expenses and example appearing in the preceding table have been restated to reflect current fees and operating expenses. The example shown in the table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

----------
1As a result of distribution fees of .50% per annum of the Fund's average daily net assets, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS


    The following selected per share data and ratios for each of the years in the ten-year period ended December 31, 1997 has been audited by McGladrey & Pullen, LLP, independent certified public accountants whose report on the Financial Statements and the related notes appear at the end of the Fund's Statement of Additional Information.


                                                                           Year Ended December 31,
                                            ----------------------------------------------------------------------------------------
                                            1997     1996     1995     1994     1993     1992     1991     1990     1989      1988
                                            ----     ----     ----     ----     ----     ----     ----     ----     ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding
  throughout the period)
Net Asset Value, Beginning of year ........ $0.87    $0.98    $0.88    $1.18    $1.21    $1.14    $1.04    $1.12    $1.09    $1.05
                                            -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Income from investment operations:

  Net investment income ...................  .021     .035     .035     .056     .065     .061     .059     .069     .072      .074

  Net realized and unrealized gain (loss)
    on investments ........................ (.009)   (.110)    .101    (.290)    .082     .070     .100    (.080)    .031     .040
                                            -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
      Total from investment operations ....  .012    (.075)    .136    (.234)    .147     .131     .159    (.011)    .103     .114
                                            -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Less: Distributions:

  Dividends from net investment income .... (.019)   (.035)   (.035)   (.056)   (.065)   (.060)   (.059)   (.069)   (.072)   (.074)

  Return of capital distributions ......... (.003)     -         -        -        -        -        -        -        -        -

  Dividends from net realized gains .......    -       -      (.001)   (.010)   (.112)   (.001)      -        -        -        -
                                            -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
      Total distributions ................. (.022)   (.035)   (.036)   (.066)   (.177)   (.061)   (.059)   (.069)   (.072)   (.074)
                                            -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net Asset Value, End of year .............. $0.86    $0.87    $0.98    $0.88    $1.18    $1.21    $1.14    $1.04    $1.12    $1.09
                                            =====    =====    =====    =====    =====    =====    =====    =====    =====    =====
      Total Return ........................  1.46%   (7.73%)  15.67%  (20.47%)  12.58%   11.83%   15.73%    (.99%)   9.60%   11.22%

RATIOS/SUPPLEMENTAL DATA

Net Assets,End of Period (000) ...........$134,595 $196,746 $226,692 $212,665 $275,552 $196,516 $183,307 $182,282 $236,525 $230,356

Ratios to Average Net Assets:

  Interest expenses .......................  1.10%    2.11%    2.09%    1.59%     .61%     .19%     .09%     .17%     .35%     .55%

  Operating expenses ......................  2.64%    1.66%    1.55%    1.62%    1.44%    1.50%    1.69%    1.48%    1.34%    1.19%
                                            -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
      Total expenses ......................  3.74%+   3.77%    3.64%    3.21%    2.05%    1.69%    1.78%    1.65%    1.69%    1.74%
                                            =====    =====    =====    =====    =====    =====    =====    =====    =====    =====
      Net investment income ...............  2.23%+   3.89%    3.81%    5.34%    5.20%    5.16%    5.47%    6.43%    6.47%    6.94%

Portfolio turnover rate ...................399.38%  347.44%  347.50%  289.69%  404.05%  460.58%  365.12%  482.58%  386.48%  462.73%

BANK LOANS

Amount outstanding at end of period
  (000 omitted) ...........................$38,178   $1,200  $64,575  $20,000  $20,873     $725     -        $248   $9,758     -

Average amount of bank loans
  outstanding during the year
  (000 omitted) ...........................$20,631  $49,448  $49,603  $54,479  $24,100   $5,194  $1,483*   $4,767*  $9,581* $11,500*

Average number of shares outstanding
  during the year (000 omitted) ...........153,535  178,456  191,692  206,323  184,664  161,404 167,206*  209,484* 211,210* 212,394*

Average amount of debt per share during
  the year ................................ $ .134   $ .277   $ .259   $ .264   $ .131   $ .032  $ .009    $ .023   $ .045   $ .054

----------
**Based on monthly averages.

 +These  ratios are after  expense  reimbursement  of .03% for the year ended December 31, 1997.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Fund's fundamental investment objective is to provide you with a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Under normal market conditions, at least 80% of the Fund's assets will be invested in securities that are free from Federal, New York State and New York City income taxes.

    The Fund's investment objective and its investment policies and strategies with respect to futures, options, lending portfolio securities and borrowing (described below) are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares. A more detailed explanation of certain investment policies and the Fund's fundamental investment restrictions is contained in the Statement of Additional Information.

    As used in this Prospectus, the phrase majority of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy at such a meeting or (2) more than 50% of the Fund's outstanding shares.

    The Fund attempts to achieve its objective by investing substantially all (at least 80%) of its total assets in municipal obligations which are rated within the four highest quality grades for bonds as determined by Moody's, S&P, Fitch or Duff or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality, and which are issued by the State of New York, its political subdivisions, and its other duly constituted authorities and corporations, the interest from which, in the opinion of counsel to the issuer, is totally excluded from gross income for Federal income tax purposes, does not constitute a preference item and, therefore, will not be subject to the Federal alternative minimum tax on individuals and is exempt from New York State and New York City personal income taxes. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in New York municipal obligations. There can be no assurance that the Fund's objective will be achieved. The Fund's ability to achieve its objective is subject to the continuing ability of the issuers of municipal obligations to meet their principal and interest payments, and is further subject to fluctuations in interest rates as well as other factors.

    While the municipal obligations in which the Fund may invest are generally deemed to have adequate to very strong protection of principal and interest, those rated within the lowest of the quality grades described above are considered medium-grade obligations which have speculative characteristics as well. For example, obligations rated Baa by Moody's have been determined by Moody's to be neither highly protected nor poorly secured, and although interest payments and principal security appear adequate for the present, certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Similarly, obligations rated BBB by S&P, Fitch or Duff are regarded by S&P, Fitch and Duff as having adequate capacity to pay interest and repay principal, and while such obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for obligations in this category than in higher rated categories.

    Although the Fund intends to invest primarily in higher quality municipal obligations as described above, up to 10% of its total assets may be invested in municipal obligations rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff and as low as Caa by Moody's or CC by S&P, Fitch or Duff, or if unrated, are judged by Fund management to be of comparable quality. Investments rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff normally provide higher yields, but involve greater risk because of their speculative characteristics and are commonly referred to as "junk bonds." (See "Special Risks-Special Risk Factors Relating to Lower Rated Securities.")

    It should be noted that ratings are general and not absolute standards of quality or guarantees of the creditworthiness of an issuer. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Manager's credit analysis than might be the case for a fund that invested in higher rated securities only. Once the rating of a portfolio security or the quality determination ascribed by Fund management to an unrated portfolio security has been downgraded, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security, but in no event will the Fund retain such securities if it would cause the Fund to have 20% of the value of its total assets invested in securities rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff, or if unrated, are judged by Fund management to be of comparable quality. The purchase of unrated securities is subject to guidelines that may be set for Fund management from time to time by the Fund's Board of Directors. A description of the ratings of municipal obligations as determined by Moody's, S&P, Fitch and Duff is included in the Statement of Additional Information. (See the Appendix to this Prospectus for a summary of the Fund's asset composition, based on the monthly weighted average of credit ratings of its portfolio securities.)

    The Fund invests in municipal obligations that have remaining maturities ranging from short-term maturities (less than one year) to long-term maturities (in excess of fifteen years). Depending on market conditions, the Fund attempts to achieve a favorable tradeoff between longer maturities that have higher income as opposed to shorter maturities with relatively less income. Because the Fund may purchase bonds that mature in more than one year, invests in inverse floating variable rate bonds, assumes some credit risk and does not have a stable net asset value (the value of its shares fluctuates), it is not a money market fund. The longer the maturity of a municipal obligation, the greater the impact of fluctuating interest rates on the market value of the instrument. In periods of rising interest rates, the market value of municipal obligations generally declines in order to bring the current yield in line with prevailing interest rates. Conversely, in periods of declining interest rates, the market value of municipal obligations generally rises. Although fluctuating interest rates affect the market value of all municipal obligations, short-term obligations are generally less sensitive to such factors than long-term obligations. During periods of rapidly rising interest rates, the Fund intends to adopt various corrective measures (i.e., shortening the average length of maturities of portfolio securities, raising the overall quality of portfolio investments) in order to minimize the effect of such rates on per share net asset value during such periods.

    As a non-diversified investment company, the Fund could conceivably invest all of its assets in one issuer. However, in order to qualify as a "regulated investment company" for Federal income tax purposes, the Fund must comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which limit the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code), each of which exceeds 5% of the Fund's total assets, to an aggregate amount of 50% of such assets, and which further limit the holdings of a single issuer (with the same exceptions) to 25% of the Fund's total assets. Therefore, for our purposes, non-diversification means that, with regard to the Fund's total assets, 50% of such assets may be invested in as few as two single issuers. (These limits are measured at the end of each quarter.) In the event of decline of creditworthiness or default on the obligations of one or more such issuers exceeding 5%, an investment in the Fund will involve greater risk than in a fund that has a policy of diversification.

    Many of the Fund's portfolio securities will be obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other portfolio securities (e.g., securities the interest on which is paid from revenues of similar types of projects). As a result, the Fund's portfolio may be subject to greater risk as compared to a portfolio composed of more varied obligations or issuers. Furthermore, the relatively high degree of similarities among the issuers of obligations in the Fund's portfolio may result in a greater degree of fluctuation in the market value of the portfolio. To offset such fluctuations, Fund management will attempt to adopt a temporary defensive posture during periods of economic difficulty affecting either the economy as a whole or, more specifically, individual issuers involved in the Fund's portfolio. Such practice may include, among other modifications, reducing or eliminating holdings in securities of issuers such as state and local governments which the Fund believes may be adversely affected by changing economic conditions or political events, shortening average maturity and/or upgrading the average quality of the Fund's portfolio. These defensive measures may have the effect of reducing the income to the

Fund from the portfolio. Moreover, notwithstanding the imposition of such measures, Fund management may not be able to foresee developments in the economy sufficiently in advance to avoid significant declines in market value. To the extent that the Fund is in a temporary defensive posture, the Fund's objective may not be achieved.

Municipal Obligations

    Municipal obligations include debt obligations of states, territories and possessions of the United States and of any political subdivisions thereof, such as counties, cities, towns, districts and authorities. Municipal obligations are issued to raise funds for a variety of purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, obtaining funds for general operating expenses, and lending to other public institutions and facilities. In addition, certain types of qualified private activity bonds are issued by, or on behalf of, public authorities to obtain funds for privately operated facilities.

    Also included within the definition of municipal obligations are short-term, tax-exempt debt obligations, known as municipal notes, which are generally issued in anticipation of receipt by the issuer of revenues from taxes, the issuance of longer term bonds, or other sources. States, municipalities, and other issuers of tax-exempt securities may also issue short-term debt, often for general purposes, known as "municipal commercial paper." All of these obligations (excluding those just referred to as "municipal commercial paper") are included within the term "municipal obligations," as used in this
Prospectus, if their interest payments are excluded for Federal income tax purposes.

    Yields on municipal obligations depend on a variety of factors, including the general condition of the money and municipal securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Unlike other types of securities, municipal obligations have traditionally not been subject to regulation by, or registration with, the Securities and Exchange Commission.

    The two principal classifications of municipal obligations are general obligation bonds and revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Qualified private activity bonds that are municipal obligations are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of qualified private activity bonds is usually related to the credit standing of the industrial user involved. The Fund reserves the right to invest up to 20% of its total assets in qualified private activity bonds, if such bonds meet the Fund's investment criteria.

    There are also a variety of hybrid and special types of municipal obligations, as well as numerous differences in the security of municipal obligations, both within and between the two principal classifications described above (see the Statement of Additional Information for more details).

Portfolio Transactions and Turnover


    The Manager provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. All orders for the purchase and sale of portfolio securities are placed by the Manager, subject to the general control of the Fund's directors. The Manager may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Manager, that such sale would be advisable. In addition, the Manager may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationships of two securities. The frequency of portfolio transactions-the Fund's turnover rates-will vary from year to year depending upon market conditions. Because a high turnover rate (over 100%) increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Matters"), the Manager weighs the added costs of short-term investment against anticipated gains. The Fund's portfolio turnover rate was approximately 347% for the year ended December 31, 1996, and was approximately 399% for the year ended December 31, 1997.

                              INVESTMENT STRATEGIES

    In seeking to achieve its investment objective, the Fund utilizes various investment strategies, including borrowing to purchase additional securities, investing in participation interests, variable and floating rate instruments, purchasing municipal obligations that are offered on a "when-issued" or "delayed delivery" basis and, when deemed necessary in the opinion of Fund management, making temporary investments in certain taxable obligations, as described below. The Fund's fundamental investment restrictions also permit buying and selling of interest rate futures contracts ("futures contracts"), using options to purchase or sell such contracts, using options to purchase or sell debt securities, and writing covered call options and cash-secured puts. The use of options and futures contracts may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets. In addition, the Fund is permitted to enter into repurchase agreement and reverse repurchase agreement transactions, to lend its portfolio securities and to invest up to 15% of its net assets in illiquid securities.

    Each investment strategy is briefly described below with a short example of how it can be used by the Fund.

Futures Contracts

    A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. Presently, there are futures contracts based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, and bank certificates of deposit. Although most futures contracts call for actual delivery or acceptance of debt securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of debt security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of debt security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction. In the unlikely event that the Fund was unable to enter into a closing transaction of an open futures or options position, the Fund could be forced to perform certain actions as specified by the futures or options contract. This would depend on the type of outstanding contract involved. The two types of methods by which futures and options contracts are closed in the absence of offsetting trades are by index value and by delivery.

    Futures and options contracts in financial instruments such as municipal bonds and LIBOR rates, settle by index value. That means that on the last trading day of the contract, all outstanding contracts are automatically closed out at the value of the index that day. The effect on the Fund would be exactly the same as if a closing transaction had been effected at that price.

    Futures and options in financial instruments such as Treasury bonds and notes, if not closed out, will result in actual delivery of the securities in question. The holder of a long futures contract or an option contract that was exercised could be forced to purchase (take delivery of) a specified amount of securities at a specified price. Likewise the entity that was short a futures contract or option that did not enter into a closing transaction prior to expiration, could be forced to deliver a specific amount of securities at a specified price according to the terms of the futures or option contract.

    The inability of the Fund to enter into a closing contract could result in the Fund being forced to deliver or take delivery of a specific amount of securities at a specific price. Disposing of or obtaining the specified securities could involve considerable expense to the Fund and could affect the Fund's net asset value.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." The segregated custodial account will be in an amount equal to the total market value of the futures contract, less the initial margin deposited therefor. Subsequent payments to and from the broker or account, called "variation margin," will be made on a daily basis as the price of the underlying debt security fluctuates making the long and short positions of the futures contract more or less valuable, a process known as "mark to the market."

    The purpose of a futures contract, in the case of a portfolio holding long-term municipal debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of such securities, although the sale of the futures contract might be accomplished more easily and quickly given the greater liquidity in the futures market. For example, if the Fund holds long-term debt securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have declined. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities in order to gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yield, short-term securities or waiting for the long-term market to stabilize. The Board of Directors has adopted a percentage restriction limiting the aggregate market value of the futures contracts the Fund holds to an amount not to exceed 20% of the market value of its total assets.

Options

    An option gives the holder a right to buy or sell futures contracts, or securities, in the future. The Fund will only buy options listed on national securities exchanges except for agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract, for example, merely entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the price, called the "premium," paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily, and the change is reflected in the net asset value of the Fund.

    In addition to options on futures contracts, there are options that give the buyer the right to buy or sell actual debt securities, such as tax-exempt bonds. Currently, the market for options on tax-exempt securities is very small. It is anticipated that it will become substantially larger in the future. A put option gives the buyer of the option the right to sell a designated security for a set price, and a call option gives the buyer the right to buy a security for a set price on or before a specified date. The "writer," or seller, of a call option, for example, is required to sell the security described in the option to the holder of the option, if the holder decides to buy such security. For undertaking this obligation, the writer receives a premium, less the commission charged by a broker, which the writer retains regardless of whether the option is exercised. The Fund will only write call options on securities it holds in its portfolio, (referred to as covered call writing) or will write "cash secured puts," as defined below. The buyer of such a put pays the Fund a premium for the option to sell to the Fund a specific bond at a specified price within a specified period of time. The Fund will maintain adequate cash reserves to purchase the underlying bond should the put option be exercised, by placing in a segregated account, only liquid assets, such as cash, U.S. Government securities or other appropriate high-grade debt obligations ("cash secured puts"). The Fund retains the premium whether or not the option is exercised. However, the Fund will be obligated to purchase the bond at the exercise price regardless of how much the market value of the bond has declined below the exercise price. As a covered call option writer, the Fund earns additional income from premiums, but it risks losing any appreciation of the security covered by the option if interest rates decline. Option writing can be used advantageously to generate incremental income when the outlook is for relatively stable bond prices; however, such income may be taxable. The aggregate market value of the options on debt securities held or written by the Fund may not exceed 25% of the Fund's total net assets. The risk involved in writing options (or selling futures) is not limited to the value of the options, since the maximum potential loss to the Fund is the cost of closing out the short options (or futures) positions which theoretically has no limit. Participation in options transactions involves certain risks (see "Special Risks").

Investing in Other Investment Companies

    The Fund may invest indirectly in municipal obligations by investing in other investment companies. Such investments may involve the payment of premiums above the net asset value of such issuers' portfolio securities, are subject to limitations under the Investment Company Act of 1940 and are constrained by market availability. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. Fundamental Portfolio Advisors, Inc. has agreed to waive its management (advisory) fees with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of a closed-end investment company.

Repurchase Agreements

    The Fund may enter into repurchase agreement transactions. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund.

Reverse Repurchase Agreements

    The Fund may enter into reverse repurchase agreement transactions only in amounts such that the total of the reverse repurchase agreements and all other borrowings combined will not exceed 33-1/3% of the Fund's total assets at the time it enters into a reverse repurchase agreement. Such transactions involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions, or as a technique to enhance income. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price. The Fund will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments is greater than the interest expense incurred as a result of the reverse repurchase transactions. Any reverse repurchase agreement entered into by the Fund constitutes a borrowing, has leveraging effects and makes the Fund's net asset value more volatile.

Lending of Portfolio Securities

    In order to generate income, the Fund may lend its portfolio securities in an amount up to 33-1/3% of total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities not affiliated with the Manager. The borrower at all times during the loan must maintain cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral in high-grade, short-term, tax-exempt instruments and earn income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.

Temporary Investments

    The Fund may from time to time invest a small portion of its total assets, on a temporary basis, in high-grade fixed-income obligations, the interest on which is subject to Federal, New York State and/or New York City income tax. Such high-grade quality investments include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and obligations of domestic branches of U.S. banks, including certificates of deposit and bankers' acceptances. A description of high-grade municipal obligations is included in the Statement of Additional Information.


    Investments of this kind may be obtained by the Fund pending investment or reinvestment in municipal obligations of the proceeds from the sale of Fund shares or the sale by the Fund of portfolio securities. In addition, the Fund may invest in highly liquid taxable obligations to avoid the necessity of liquidating portfolio securities to meet redemptions by investors. Although there are no specific limitations other than those imposed under the Code (see "Dividends and Tax Matters") on the portion of Fund assets that may be invested in taxable obligations, it is anticipated that on a 12-month average, taxable obligations will constitute less than 10% of the value of the Fund's portfolio.


    Fund management also anticipates that a cash reserve will be maintained for purposes of meeting the day-to-day operating expenses of the Fund as well as redemptions of Fund shares. Such cash reserve may be maintained in either interest or non-interest bearing form, at the discretion of the Fund's
directors.   Furthermore,   if  maintained  in  interest-bearing   form,  it  is
anticipated that all or part of such interest will be subject to Federal, New York State and/or New York City income tax. However, it is expected that, on a 12-month average, such reserve will constitute less than 5% of the Fund's total assets.

Illiquid Securities

    The Fund will not invest more than 15% of its net assets (taken at market value) in illiquid securities, including repurchase agreements with maturities in excess of seven days.

    The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities", the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Fund management will determine the liquidity of Rule 144A securities under the supervision of the Fund's Board of Directors. The liquidity of Rule 144A securities will be monitored by Fund management and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

    Fund management anticipates that the market for certain restricted securities such as inverse floaters that are created in the secondary market will expand further as a result of this relatively new regulation and the development of automated systems for the trading, clearing and settlement of unregistered securities, as more institutions and dealers invest in and make markets in these securities.

    In reaching liquidity decisions, Fund management will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-lssued Purchases

    Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs between 15-45 days from the date of purchase. During the period between purchase and settlement, no interest accrues to the purchase. The price that the Fund would be required to pay may be in excess of the market value of the security on the settlement date. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities for the purpose of actually acquiring them unless a sale becomes desirable for investment reasons. At the time the Fund makes a commitment to purchase a municipal security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. That value may fluctuate from day to day in the same manner as values of other municipal securities held by the Fund. The Fund will establish a segregated account with its custodian bank in which it will maintain cash or high-grade liquid debt securities determined daily to be equal in value to its commitments for when-issued securities. Generally, both the when-issued securities and the securities held in the segregated account will tend to experience appreciation when interest rates decline and depreciation when interest rates increase. Accordingly, the purchase of when-issued securities may increase the volatility of the Fund's net asset value. The Fund may invest in when-issued securities without limitation.

    At such time as the Fund is required to pay for when-issued securities, it will meet its obligation from then-available cash flow, sale of the securities held in the separate account, sale of other securities, or (although it would not normally expect to do so) from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not excluded from gross income for Federal, state or local income tax purposes.

Delayed-Delivery Transactions

    The Fund may buy and sell securities on a "delayed-delivery" basis, with payment and delivery taking place at a future date. The market value of securities purchased in this way may change before the delivery date, which could affect the market value of the Fund's assets, and could increase fluctuations in the Fund's yield and net asset value. Ordinarily, the Fund will not earn interest on the securities purchased until they are delivered.

Participation Interests, Variable and Inverse Floating Rate Instruments

    The Fund may purchase participation interests from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying municipal obligations.

    The Fund may also invest in municipal obligations which have variable interest rates that are readjusted periodically. Such readjustment may be based either upon a predetermined standard, such as a bank prime rate or the U.S. Treasury bill rate, or upon prevailing market conditions. Many variable rate instruments are subject to redemption or repurchase at par on demand by the Fund (usually upon no more than seven days' notice). All variable rate instruments must meet the quality standards of the Fund. The Manager will monitor the pricing, quality and liquidity of the variable rate municipal obligations held by the Fund.

    The Fund may purchase inverse floaters which are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates. Typically, this component pays an interest rate that is reset periodically through an auction process, while the interest rate on the other instrument (the inverse floater) pays a current residual interest rate based on the total difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the auction component. This reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond. The Fund may purchase both the auction and the residual components. (See "Special Risk Factors Relating to Inverse Floating Rate Instruments").

    The Fund may invest in municipal obligations that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap". The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

    The Fund may purchase various types of structured municipal bonds whose interest rates fluctuate according to changes in other interest rates for some period and then revert to a fixed rate. The relationship between the interest rate on these bonds and the other interest rate or index may be direct or inverse, or it may be based on the relationship between two other interest rates such as the relationship between taxable and tax-exempt interest rates.

Borrowing For Investment and For Other Purposes

    The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes, to meet redemptions or for purposes of leveraging and may pledge its assets to secure such borrowings. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the Federal or New York State tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case.
This is the speculative factor known as leverage.

    The Investment Company Act of 1940 (the "1940 Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so.

    In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

                                  SPECIAL RISKS

Special Risk Factors Relating to Non-Diversification

    The Fund's portfolio is non-diversified (see "Investment Objective and Policies") and may have greater risk than a diversified portfolio.

Special Risk Factors Relating to Futures and Options

    There are certain risks in investing in options and interest rate futures contracts. With respect to the use of futures contracts, although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

    In addition, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. However, the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

    The Manager could also be incorrect in its expectations about the direction or degree of various interest rate movements in the time span within which the movements take place. Predicting interest rate direction involves skills and techniques different from those used in most investment strategies, and there is no guarantee that such predictions will be accurate.

    The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. In order to benefit from buying an option, the price of the underlying security must change sufficiently to cover the premium paid, the commissions paid, both in the acquisition of the option and in a closing transaction, or the exercise of the option and subsequent sale of the underlying security. (The Fund could enter into a closing transaction by purchasing an option if it had previously sold one, or by selling an option if it had previously bought one, with the same terms as the option previously acquired.) Nevertheless, the price change in the underlying security does not assume a profit, because prices in the options market may not reflect such a change.

    The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. In such case, the option would be exercised and the asset would be sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. However, the cost of closing the option and terminating the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might not be able to close the option because of insufficient activity in the options market. The risk involved in writing options (or selling futures) is not limited to the value of the options, since the maximun potential loss to the Fund is the cost of closing out the short options (or futures) positions which theoretically has no limit.

    Finally,   in  deciding  whether  to  use  futures   contracts  or  options,
consideration must be given to brokerage commission costs, which are normally higher than those associated with general securities transactions.

Special Risk Factors Relating to Lower Rated Municipal Bonds

    You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) securities in which the Fund may invest. These are bonds such as those rated Ba to Caa by Moody's or BB to CC by S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P, Fitch or Duff are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated CC by S&P, Fitch or Duff are regarded as having the highest degree of speculation; while such bonds may have some small degree of quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated as low as Caa by Moody's may be in default or may present elements of danger with respect to principal or interest. The Fund will not purchase bonds in default.

    Investments in bonds rated Ba or lower by Moody's and BB or lower by S&P, Fitch or Duff, while generally providing greater income and opportunity for gain than investments in higher rated bonds, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such bonds), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated bonds. However, since yields may vary over time, no specific level of income can be assured. These lower rated, high yielding securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, new Federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated high yielding fixed-income securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated bonds; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

Special Risk Factors Relating to Zero Coupon Bonds

    The Fund may invest in zero coupon bonds and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. In addition, current Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Fund management anticipates that investments in zero coupon securities and pay-in-kind bonds will not ordinarily exceed 25% of the value of the Fund's total assets. (See "Additional Information Relating to Lower Rated Securities" in the Statement of Additional Information.)

Special Risk Factors Relating to Inverse Floating Rate Instruments

    Changes in interest rates inversely affect the rate paid on inverse floating rate instruments ("inverse floaters"). The inverse floaters' price will be more volatile than that of a fixed rate bond. Additionally, some inverse floaters contain a "leverage factor" whereby the interest rate moves inversely by a "factor" to the benchmark. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floaters. These instruments are designed to be highly sensitive to interest rate changes and may subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Special Risk Factors Relating to New York Issuers

    You should carefully consider the special risks inherent in the Fund's investment in municipal obligations of New York issuers. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State (the "State"), New York City (the "City") and other entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties, as may be currently developing, or a failure of certain financial recovery programs related thereto could result in defaults or declines in the market values of various municipal obligations in which the Fund may invest. If there should be a default or other financial crisis relating to the State, the City, a State or City agency, or other municipality, the market value and marketability of outstanding municipal obligations of New York issuers in the Fund's portfolio and the interest income to the Fund could be adversely affected. In addition, the effects of actual and proposed changes in Federal and State tax laws, as well as the significant slowdown in the New York and regional economy, have added substantial uncertainty to estimates of the State's tax revenues, which resulted in the State's overestimate of General Fund tax receipts in the 1992 fiscal year by $575 million. The 1992 fiscal year was the fourth consecutive year in which the State incurred a cash-basis operating deficit in the General Fund and issued deficit notes. The State's 1992-93 fiscal year, however, was characterized by national and regional economies that performed better than projected in April 1992. National gross domestic product, State personal income, and employment and unemployment in the State were estimated to have performed better than originally projected in April 1992. After reflecting a 1992-93 year-end deposit to the refund reserve account of $671 million, reported 1992-93 General Fund receipts were $45 million higher than originally projected in April 1992. If not for that year-end transaction, General Fund receipts would have been $716 million higher than originally projected. The State completed the 1994 fiscal year with an operating surplus of $914 million. The State reported a General Fund operating deficit of $1.426 billion for the 1995 fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years. In 1990, Moody's and S&P lowered their ratings of the State's general obligation debt from A-1 to A and AA- to A, respectively. In addition, Moody's and S&P lowered their ratings of New York's short-term notes from MIG-1 to MIG-2 and from SP-1+ to SP-1, respectively. The rating changes reflected the rating agencies' concerns about the State's financial condition, its heavy debt load and economic uncertainties in the region. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A\'96 to BBB+. On April 29, 1991, S&P downgraded the City's general obligation revenue anticipation notes from SP-1 to SP-2, citing a budget impasse at the State level that would leave the City at risk if the State was unable to forward promised State aid before the end of the City's fiscal year June 30. On January 6, 1992, Moody's lowered the ratings on certain appropriation-backed debt of New York State and its agencies from A to Baa1. On January 13, 1992, S&P lowered from A to A\'96 the ratings of New York State general obligation bonds. The ratings of various agency debt, State moral obligations, contractual obligations, lease purchase obligations and State guarantees also were lowered. A complete discussion of the risks associated with investments in obligations of New York issuers is contained in the Statement of Additional Information.

    A number of pending court actions have been brought against or involve the State, its agencies, or other municipal subdivisions of the State, which actions relate to financing, the use of tax or other revenues for the payment of obligations and claims that would require additional public expenditures. Adverse decisions in such cases could require extraordinary appropriations or expenditure reductions or both and might have a materially adverse effect on the financial condition of the State and its agencies and municipal subdivisions. Any such adverse effect could affect, to some extent, all municipal securities issued by the State, its agencies, or municipal subdivisions.

    To the extent that State agencies and local governments seek special State assistance, the ability of the State to pay its obligations as they become due or to obtain additional financing could be adversely affected, and the marketability of notes and bonds issued by the State, its agencies, and other governmental entities may be impaired.


Other Considerations

    It is expected that a substantial portion of the assets of the Fund will be derived from professional money managers and investors who intend to invest in the Fund as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Fund may result in considerable assets moving in and out of the Fund. Consequently, the Trust expects that the Fund will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs.


                    CALCULATION OF YIELD AND PERFORMANCE DATA

    The Fund may from time to time include yield information in advertisements or information furnished to existing or proposed shareholders. The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period. The resulting 30-day yield is then annualized pursuant to the bond equivalent annualization method described below. The Fund's net investment income per share is determined by dividing the Fund's net investment income during the base period by the average number of shares of the Fund entitled to receive dividends during the base period. The Fund's 30-day yield (computed as described above) is then annualized by a computation that assumes the Fund's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will again be generated over an additional period of six months.

    The Fund may also advertise from time to time its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

    The Fund may also furnish to existing or prospective shareholders information concerning the average annual total return on an investment in the Fund for a designated period of time. The average annual total return quotation for a given period is computed by determining the average annual compounded rate of return that would cause a hypothetical investment made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period.

    The yield and average annual total return quotations of the Fund do not take into account any required payments for Federal or state income taxes.

    The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing the Fund's performance information to information published with respect to other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objective and policies. At anytime in the future, yield and return quotations may be higher or lower than past yields or return quotations, and there can be no assurance that any historical yield or return quotation will continue in the future.

    The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., and Morningstar, Inc., or other industry publications.

    For more information regarding the computation of yield or average annual total return quotations, see the Statement of Additional Information.

                               PURCHASE OF SHARES

    You may purchase shares directly from the Fund without a sales charge on any day the New York Stock Exchange is open for business. The public offering price for shares purchased is the net asset value per share of the Fund next determined after a purchase order becomes effective. Orders for the purchase of Fund shares become effective (i) immediately, if received prior to 4:00 P.M. New York time on any business day. Shares being purchased will begin accruing dividends on the day following the date of purchase and continue to earn dividends until the date of redemption. Information regarding transmittal of funds by bank wire and procurement of a Federal Reserve Draft may be obtained from your bank. All payments (including checks from individual investors) must be in U.S. dollars. If your check does not clear, Fundamental Shareholder Services, Inc. will cancel your purchase and you could be liable for any losses or fees incurred.

    The minimum initial purchase is $1,000 and the minimum subsequent purchase is $100. Subsequent investments are made in the same manner as an initial purchase is made.

    All shares purchased are confirmed to you and credited to your account at the net asset value determined as described herein under the heading "Determination of Net Asset Value." Share certificates are issued only on written request by you to Fundamental Shareholder Services, Inc., Agent, Bowling Green Station, P.O. Box 1013, New York, New York 10274-1013. There is no charge for share certificates. Certificates are not issued for fractional shares. Certificates will only be issued in amounts of 1,000 or more shares. The issuance of certificates may be discontinued at any time without prior notice. The Fund reserves the right to reject any purchase order. The Fund reserves the right to limit the number of purchase order checks processed at any one time and will notify investors prior to exercising this right. If this right is exercised, the Fund will return checks immediately.

    Although shares of the Fund may be purchased without a sales charge if you purchase them directly from the Fund, you may be charged a fee for effecting transactions in the Fund's shares through securities dealers, banks, or other financial institutions.

    The Fundamental Automatic Investment Program offers a simple way to maintain a regular investment program. The Fund has waived the initial investment minimum for you when you open a new account and invest $100 or more per month through the Fundamental Automatic Investment Program. The Fundamental Automatic Investment Program allows you to purchase shares (minimum of $50 per transaction) at regular intervals. Investments are made by transferring funds directly from your checking, or bank money market account. At your option investments can be made, once a month on either the fifth or the twentieth day, or twice a month on both days.

    To establish a Fundamental Automatic Investment Program, or to add this option to your existing account simply complete an authorization form, which can be obtained by calling 1-800-322-6864. You may cancel this privilege or change the amount you invest at any time. Initial Program setup and any modifications may take up to ten days to take effect. There is currently no charge for this service, and the Fund may terminate or modify this privilege at any time.

Methods of Payment


Payment by Wire: An expeditious method of investing in the Fund is through the transmittal of Federal funds by bank wire to Fisrstar Trust Company (the "Bank"). Federal funds transmitted by bank wire to the Bank and received by it prior to 4:00 P.M. New York time are priced at the net asset value determined on such day. Federal funds received after 4:00 P.M. New York time will be available on the next business day. Funds other than Federal funds transmitted by bank wire may or may not be converted into Federal funds on the day received by the Bank depending upon the time the funds are received and the bank wiring the funds. We encourage you to make payment by wire in Federal funds. The Fund will not be responsible for delays in the wiring system.

    To purchase shares by wiring funds, instruct a commercial bank to wire your money to:

          . Instructions for new accounts should specify the name, address, and social security number of each person in whose name the shares are to be registered and the name of the Fund. If you are an existing shareholder, you need only furnish your account number and the name of the Fund. Failure to submit required information may delay investment.

    Payment by Mail: Purchase orders for which remittance is to be made by check may be submitted directly by mail to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. Checks should be made payable to Fundamental Family of Funds.


    When opening a new account, you must enclose a completed purchase application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement you have received or otherwise indicate your account number and the name of the Fund.

    Personal Delivery: For personal delivery instructions, please call the Fund at (800) 322-6864.

    Exchange for Municipal Securities: If you own municipal obligations meeting the criteria for investment by the Fund, you may exchange such securities for shares of the Fund. All such exchanges are discretionary with the Fund. If you desire to make such an exchange, you should contact the Fund prior to delivering any securities in order to establish that the securities are acceptable for exchange, to determine what transaction charges, if any, may be imposed and to obtain delivery instructions for such securities. The value of the securities being exchanged will be determined in the same manner that the value of the Fund's portfolio securities is determined (see "Determination of Net Asset Value"); the specific method of determining the value will be provided to you on request. The Fund reserves the right to refuse any such exchange, even if the securities offered by an investor meet the general investment criteria of the Fund. A capital gain or loss for Federal income tax purposes may be realized by the investor following the exchange. Maturing bonds or detached coupons submitted within five (5) business days of the payment date are credited on the payment date.


    Exchange Privilege: For your convenience, the Exchange Privilege permits you to purchase shares in any of the other funds for which Fundamental Portfolio Advisors, Inc. acts as the investment manager in exchange for shares of the Fund at respective net asset values per share. Exchange instructions must be given in writing to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701, the Fund's transfer agent, and must specify the number of shares of the Fund to be exchanged (such shares must have a current value of at least $1,000) and the fund into which the exchange is being made. If you have previously established a Telephone Exchange Privilege, you may telephone exchange instructions by calling Firstar Trust Company. However, there are other considerations with respect to losses resulting from unauthorized telephone transactions. For more detail, see "Redemption of Shares-Telephone Redemption Privilege." Before any exchange, you must obtain, and should review, a copy of the current prospectus of the fund into which your exchange is being made. Prospectuses may be obtained by calling or writing the Fund.


    The Exchange Privilege is only available in those states where such exchange can legally be made and exchanges may only be made between accounts with identical account registration and account numbers. Prior to effecting an exchange, you should consider the investment policies of the fund in which you are seeking to invest. Any exchange of shares is, in effect, a redemption of shares in one fund and a purchase of the other fund. You may recognize a capital gain or loss for Federal income tax purposes in connection with an exchange. The Exchange Privilege may be modified or terminated by the Fund at any time without notice.

                              REDEMPTION OF SHARES


    Shares of the Fund are redeemable at your option without charge at the next determined net asset value following receipt by Firstar Trust Company of a redemption request in proper order. To effect a redemption, you may utilize the Check Redemption Privilege, the Telephone Redemption Privilege, the Expedited Redemption Privilege, or the regular redemption procedure. Due to the cost of maintaining an account, the Fund reserves the right to redeem an account involuntarily, on not less than 60 days' written notice, at any time an investor has reduced his or her account to less than $100. During the 60-day period, a shareholder may increase his or her holdings to $100 or more, and thereby avoid an involuntary redemption.

    When redemption requests are received by Firstar Trust Company by 4:00 P.M. New York time on any day during which the net asset value is determined (see "Determination of Net Asset Value"), the redemption will be effective on such day, and payment will be made on the next business day based on the net asset value next determined after receipt of the redemption instruction. If a redemption notice is received after 4:00 P.M. New York time, the redemption will be effective on the next business day, and payment will be made thereafter on the second business day. In the event you wish to liquidate your holdings, you will be entitled to all dividends declared through the date of redemption. At times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay, or cause to be delayed, the mailing of a redemption check until such time as it has assured itself that good payment has been received from the purchase of such shares, which may take up to 15 days from the purchase date. In the case of payment by check, the determination of whether the check has been paid by the paying institution generally takes up to seven days, but may take longer. You may avoid this delay by purchasing shares by wire or by using a certified or official bank check drawn on a U.S. bank. In the event of delays in payment of redemption proceeds, the Fund will take all available steps to expedite collection of the investment check. If shares were purchased by check, you may write checks against such shares only after 15 days from the date the purchase was executed. Shareholders who draw against shares purchased fewer than 15 days from the date of original purchase, will be charged usual and customary bank fees. The Fund reserves the right to suspend the right of redemption or postpone the day of payment (1) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings),

(2) when the trading markets normally used by the Fund are restricted or an emergency exists as determined by the Securities and Exchange Commission (the "Commission") as to make the disposal of the Fund's investments or determination of its net asset value unreasonably impracticable, or (3) for such other periods as the Commission by order may permit to protect the Fund's shareholders.

    You may realize a taxable capital gain or loss when shares are redeemed, depending on their net asset value. On all redemption requests (including redemption checks) for joint accounts, the signatures of all joint owners are required unless shareholders have designated otherwise.

Check Redemption Privilege


    You may request that the Fund provide you with redemption checks ("Checks") drawn on the Fund's account by either (i) completing the appropriate section of the application order form or (ii) subsequent written request to the Fund. These Checks will be sent only to the individuals in whose name the account is registered and only to the address of record with the Fund. You may use the Checks in any lawful manner and make them payable to the order of any person or company in an amount of $100 or more. Dividends continue to be earned until the Check clears the Fund account and is paid by Firstar Trust Company. The Fund may delay, or cause to be delayed, payment of redemption proceeds until such time as it or Firstar Trust Company has assured itself that good payment has been collected for the purchase of such shares. In addition, the Fund reserves the right not to honor Check redemption requests received by Firstar Trust Company within 15 days from the purchase date if the shares to be redeemed have been purchased by check. You will be subject to the same rules and regulations that the Bank applies to checking accounts in general. There is currently no charge to you for the use of the Checks, except that a fee may be imposed by Firstar Trust Company if an investor requests that it stop payment of a Check or if it cannot honor a Check due to insufficient funds or other valid reasons.

    When a Check is presented for payment, Firstar Trust Company, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Shares for which stock certificates have been issued may not be redeemed by Check. Since the net asset value of the Fund's shares changes daily, you should make certain that the total value of your account is sufficient to cover the amount of your Check. Otherwise, the Check will be returned marked insufficient funds. Checks may not be used to close an account. The Check Redemption Privilege may be modified or terminated by either the Fund or Firstar Trust Company upon 60 days' written notice to shareholders.


Telephone Redemption Privilege


    You may direct redemptions of up to $150,000 worth of shares per day by telephone either (i) by completing the appropriate section of the application form or (ii) by later signature guaranteed* written request. Telephone calls may be recorded. Firstar Trust Company will act on instructions that it reasonably believes to be genuine. The proceeds of the redemption will only be mailed to the address of record with the Fund, provided that your account registration has not changed in the last 30 days. The Fund reserves the right to refuse a telephone redemption and may limit the amount and frequency. The Telephone Redemption Privilege may be modified or terminated at any time by either the Fund or Firstar Trust Company. Neither the Fund nor its transfer agent will be liable for following instructions that they reasonably believe to be genuine. It is the Fund's policy to provide that a written confirmation statement of all telephone call transactions be mailed to shareholders at their address of record within 3 business days after the telephone call transaction. You should verify the accuracy of telephone call transactions immediately upon receipt of your confirmation statement. As a result of this policy, you will bear the risk of loss in the event of a fraudulent telephone exchange or redemption transaction.


Expedited Redemption Privilege


    Requests for expedited redemption may be made by letter or telephone for amounts equal to or exceeding $5,000, if you have previously filed with Firstar Trust Company a signed telephone authorization form available from the Fund. If the request is for more than $5,000, proceeds of the expedited redemption will be transferred by Federal Reserve wire to the commercial bank specified in the authorization form or to a correspondent bank if your bank is not a member of the Federal Reserve System. Firstar Trust Company charges a $12 service fee for each payment of redemption proceeds made by Federal wire. This fee will be deducted from your account.

If the correspondent bank fails to notify your bank immediately, there could be a delay in crediting the funds to your bank account. Proceeds of less than $5,000 will be mailed to your address. The Fund reserves the right to refuse an expedited redemption and may limit the amount and frequency.

    This privilege may be modified or terminated at any time without prior notice by either the Fund or Firstar Trust Company. Any time funds are wired by the Bank, the proceeds of redemption may be subject to the deduction of the Bank's usual and customary charges for wiring funds.

    Requests by letter should be addressed to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701.

    In order to qualify to use the Expedited Redemption Privilege, you must complete the appropriate portion of the new account application and your initial payment for purchase of the Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the application.

    In order to change the commercial bank or account designated to receive the redemption proceeds, you must send a written request to Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. Such request must be signed by each shareholder with each signature guaranteed by an eligible guarantor (see above).


-----------
*A signature guarantee must be from an eligible guarantor institution approved by Fundamental Shareholder Services, Inc. Signature guarantees in proper form generally will be accepted from domestic banks, a member of a national securities exchange, credit unions and savings associations, as well as from participants in the Securities Transfer Agents Medallion Program ("STAMP"). If you have any questions with respect to signature guarantees, please call the transfer agent at (800) 322-6864.

Regular Redemption Procedure


    You may redeem your shares by sending a written request, together with duly endorsed stock certificates, if any, to Fundamental Fundamental Family of Funds, c/o Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201-0701. All
certificates and all written requests for redemption must be endorsed by you. For redemptions exceeding $50,000 (and for all written redemption requests, regardless of amount, made within 30 days following any change in account registration), your endorsement must be signature guaranteed, as described above. Firstar Trust Company may, at its option, request further documentation from corporations, executors, administrators, trustees or guardians. If requested, redemption proceeds of more than $5,000 will be wired into any member bank of the Federal Reserve System. However, such transaction may be subject to a deduction of the Bank's usual and customary charges for wiring funds. The Fund will accept other suitable verification arrangements for foreign investors. Redemptions by mail will not become effective until all documents in the form required have been received by Firstar Trust Company.

    Requests for redemption subject to any special condition, or which specify an effective date other than as provided herein, cannot be accepted and will be returned to you.


How to Transfer Shares


    Shares may be transferred from one person to another by sending to Firstar Trust Company a written request for such transfer, signed by the registered owner(s) exactly as the account is registered with each signature guaranteed as described above, with (i) the name(s) of the new registered owner(s), (ii) the social security number or taxpayer identification number for the new registration, and (iii) the redemption option elected. If the shares being transferred are represented by certificates in the possession of the investor, such certificates, properly signed with signature guarantees, must also be forwarded to Firstar Trust Company. In addition, Firstar Trust Company reserves the right to request any additional documents that may be required for transfer by corporations, executors, administrators, trustees, and guardians.


Reopening an Account

    You may reopen an account with a minimum investment of $100 or more without filing a new application form during the year in which your account was closed or during the following calendar year, provided that the information on your original form is still applicable. The Fund may require you to file a statement that all information on the original account application form remains applicable.

                        DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined as of the close of trading on the New York Stock Exchange (currently 4:00 P.M., New York time) on each day that both the New York Stock Exchange and the Fund's custodian bank are open for business and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of its portfolio securities, unless there have been no shares tendered for redemption or orders to purchase shares received. The net asset value per share is computed by taking the value of all assets of the Fund, subtracting the liabilities of the Fund, and dividing by the number of outstanding shares. For purposes of determining net asset value, expenses of the Fund are accrued daily and taken into account.


    The value used by the Fund in computing the current price per share for the purpose of purchase and redemption of Fund shares (the net asset value per share) means an amount which reflects calculations to the nearest 1/10th of one cent.


    The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value. The prices realized from the sale of these securities could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

    Included in the portfolio of the Fund in determining net asset value is the value of all when-issued securities that the Fund has committed itself to purchase. However, the Fund's ability to purchase such securities remains constant (see "Investment Objective and Policies").

     The Fund's most recent asset value can be obtained by calling 1-800-322-6864 7 days a week, 24 hours a day. To obtain more detailed information on the Fund's net asset value, yield, performance and portfolio composition you can call 1-800-322-6864 weekdays 9:00 AM-5:30 PM Eastern Time.

                              DlSTRlBUTlON EXPENSES

    The Board of Directors and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with processing orders for the purchase or redemption of Fund shares, and for furnishing other shareholder services.


    The Fund's Board of Directors approved the continuance of the Fund's Plan for a period of sixty days following the date of its expiration in contemplation of a transaction pursuant to which Tocqueville Asset Management L.P. would assume management of the assets of the Fund. Otherwise, the Plan would have expired on April 1, 1998. See ("Management").


    Payments by the Fund shall not, in the aggregate, in any fiscal year of the Fund, exceed one-half of 1% of daily net assets of the Fund for expenses incurred in distributing and promoting the Fund's shares. The Plan will make payments only for expenses actually
incurred  by  such  dealers  and   financial   institutions.   Under  the  Plan,
unreimbursed covered distribution expenses may be carried forward for three consecutive fiscal years (without interest or any type of finance or service charges) in the event such expenses exceed on an annualized basis the amount that may be paid under the Plan in any one fiscal year. If the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments pursuant to the Plan, including any prior expenses carried forward, will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Fund may enter into shareholder processing and service agreements ("Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions that may wish to establish accounts or sub-accounts on behalf of their customers

("Shareholder Service Agents"). The Fund may pay such Shareholder Service Agents for their services, and to cover expenses in connection with advertising, sales literature and other promotional materials on behalf of the Fund, and the fees payable therefor will be reviewed quarterly by the Fund's Board of Directors. See "Distribution Plan" in the Statement of Additional Information for more details.

    The Board of Directors of the Fund, including a majority of the disinterested directors who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Fundamental Service Corporation, a Delaware corporation, under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines, or other periodicals, on radio or television, or in direct marketing campaigns. In addition to the foregoing, the Fund may pay Fundamental Service Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including employment expenses and support services of personnel primarily responsible for responding to inquiries from prospective investors.

    The Plan will continue from year to year if specifically approved annually by the Board of Directors of the Fund and the affirmative vote of a majority of the directors who are not interested persons of the Fund, and with no direct or indirect financial interest in the Plan, by votes cast in person at a meeting called for such purpose. The Plan may not be amended to increase the maximum amount of payments by the Fund without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Directors and the directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.


    The Plan provides that Fund management shall provide, and the independent directors shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those directors of the Fund who are not interested persons of the Fund, is committed to the discretion of the independent directors. During the year ended December 31, 1997, the Fund paid $647,839 under the Plan, including $307,200 paid to Fundamental Service Corporation under the Plan.

    NASD Regulation, Inc. ("NASDR") entered into a Letter of Acceptance, Waiver and Consent with Fundamental Service Corporation that imposed a total of $125,000 in fines and other stipulated sanctions on Fundamental Service Corporation and two of its officers for distributing advertising materials for Fundamental U.S. Government Strategic Income Fund that NASDR deemed to be false and misleading. Fundamental Service Corporation neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.


    The Glass-Steagall Act and other applicable laws, among other things, generally prohibit Federally chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Accordingly, the Fund will engage banks as Shareholder Service Agents to perform only administrative and shareholder servicing functions. While the matter is not free from doubt, Fund management believes that such laws should not preclude a bank from acting as a Shareholder Service Agent performing the above-referenced administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, shareholder clients would be permitted to remain as Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur, and shareholders serviced by such bank might no longer be able to avail themselves of services then being provided by such a bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                   MANAGEMENT

    Under the laws of the State of Maryland, the Board of Directors is responsible for managing the business and affairs of the Fund. Acting pursuant to an investment management agreement adopted by the Board of Directors of the Fund on October 3, 1990 and approved by shareholders on November 29, 1990, Fundamental Portfolio Advisors, Inc. (the "Manager") serves as the investment manager of the Fund. Its principal place of business is 90 Washington Street, New York, NY 10006. The Manager has been providing investment advisory services to the Fundamental Family of Funds since it was founded in 1986.


    The Fund's Board of Directors approved the continuance of the Fund's current Management Agreement for a period of sixty days following the date of its expiration in contemplation of the consummation of a transaction pursuant to which Tocqueville Asset Management L.P. ("Tocqueville") would assume management of the assets of the Fund. Otherwise, the Management Agreement would have expired on April 1, 1998. Tocqueville is the investment adviser to the Tocqueville Funds.

    It is anticipated that shareholders of the Fund will be asked to consider and approve an Agreement and Plan of Reorganization providing for the transfer of the Fund's assets to a separate, newly-created Tocqueville Fund having the same investment policies and objectives as those of the Fund at a special meeting of shareholders scheduled to be held in late Spring. Subsequent to the filing with the Securities and Exchange Commission of preliminary proxy solicitation materials seeking shareholder approval of the Agreement and Plan of Reorganization at the special meeting of shareholders, the Manager filed two preliminary proxy statements with the Securities and Exchange Commission, one opposing the transaction pursuant to which Tocqueville would assume management of the assets of the Fund; the second, proposing to replace the two independent Board Members of the Fundamental Funds and the election of six new nominees to the Fund's Board (in addition to Vincent J. Malanga, a current Board Member).


    Vincent J. Malanga is, and has been for more than the past five years, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fundamental Family of Funds. He is, and has been for more than the past five years, President, Treasurer, and a Director of the Manager, Executive Vice President, Secretary and a Director of Fundamental Service Corporation (the Distributor for certain of the Fundamental Family of Funds) and President of LaSalle Economics, Inc., an economic consulting firm, and a managing director of LaSalle Portfolio Management, Inc., a commodity trading adviser.

    Jane Tubis is, and has been for more than the past five years, a trading assistant with the Manager.

    The Agreement provides that the Manager shall, at its own expense, furnish to the Fund office space in the offices of the Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the Fund's books and shall arrange, if desired by the Fund, for all directors and executive officers of the Manager's organization to serve as officers or directors of the Fund. Under the terms of the Agreement, the Manager assumes and shall pay or reimburse the Fund for: (1) the compensation (if any) of the directors of the Fund who are affiliated with, or "interested persons" of, the Manager and all officers of the Fund as such; and (2) all expenses not specifically assumed by the Fund where such expenses are incurred by the Manager or by the Fund in connection with the management of the investment and reinvestment of the assets of the Fund, and the management of the affairs of the Fund.

    Under the terms of the Agreement, the following expenses, among others, incurred in the operation of the Fund, will be borne by the Fund (1) charges and expenses for determining from time to time the value of the net assets of the Fund and the keeping of its books and records; (2) charges and expenses of auditors; (3) charges and expenses of any custodian, transfer agent, plan agent, dividend-disbursing agent, and registrar appointed by the Fund; (4) brokers' commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (5) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and fees payable by the Fund to Federal, state, or other governmental agencies; (6) the cost of share certificates representing shares of the Fund; (7) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Commission, including the preparation of prospectuses for filing with the Commission and any application for exemption whether or not relating to, or directed toward, the sale of the Fund's shares; (8) all expenses of shareholders and directors meetings and of preparing, printing, and distributing notices, proxy statements, and all reports to shareholders and to governmental agencies; (9) charges and expenses of legal counsel to the Fund; (10) compensation of those directors of the Fund as such who are not affiliated with or "interested persons" of the Manager or the Fund (other than as directors); (11) fees and expenses incurred pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (12) such nonrecurring or extraordinary expenses as may arise, including litigation affecting the Fund and any indemnification by the Fund of its directors, officers, employees, or agents with respect thereto.

     Pursuant to the Agreement, the Manager will provide the Fund with advice and recommendations in the choice of investments and will execute the Fund's security transactions. These services will be under the supervision of Dr. Vincent J. Malanga, as director, president-treasurer, and chief executive officer of the Fund. The Agreement provides that the Manager shall, subject to the supervision of the Board of Directors of the Fund, generally attend, direct, and manage the affairs of the Fund. In consideration for such services, the Fund has agreed to pay the Manager an annual fee, accrued daily and paid monthly, at the following rate on the average daily closing net asset value of the Fund:

Net Asset Value                                                      Annual Rate
--------------------------------------------------------------------------------
For assets up to $100,000,000                                       50/100 of 1%

For assets in excess of S100,000,000 up to S200,000,000             48/100 of 1%

For assets in excess of $200,000,000 up to $300,000,000             46/100 of 1%

For assets in excess of $300,000,000 up to $400,000,000             44/100 of 1%

For assets in excess of $400,000,000 up to $5OO,OOO,OOO             42/100 of 1%

For assets in excess of $500,000,000                                40/100 of 1%

    Under the Agreement, the Manager is required to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the Agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year (including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Plan, and extraordinary expenses beyond the control of the Manager) exceed, on an annual basis, 1.5% of the average daily net assets of the Fund. During the year ended December 31, 1996, the Manager received fees from the Fund in the amount of $787,962, which represented .49% of the Fund's average net assets.

    The Agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding shares. Unless earlier terminated as described above, the Agreement will continue in effect from year to year if its continuance is approved at least annually (1) by the Board of Directors of the Fund or the vote of the holders of a majority of the outstanding shares of the Fund and (2) in either event, by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.


    On September 30, 1997, the Securities and Exchange Commission (the "Commission") instituted administrative proceedings against the Manager, Fundamental Service Corporation, and Drs. Lance M. Brofman and Vincent J. Malanga (the "Parties"). The Commission's Order instituting the proceedings alleges, among other things, certain violations of the federal securities laws, including the antifraud provisions, for failing to disclose the risks associated with investments in inverse floating rate notes made on behalf of the Fundamental U.S. Government Strategic Income Fund (the "Government Fund") in 1993 and 1994, marketing the Government Fund in a way that was contrary to the administration of the Government Fund, exceeding the Government Fund's portfolio duration of three years or less as stated in its prospectus, and failing to disclose the Manager's soft dollar practices to the Fundamental Fund Boards. A hearing has been scheduled to determine whether the allegations against the Parties are true, and if so, whether remedial action is appropriate. Counsel to the Parties have indicated that the Parties intend to vigorously contest the charges. The Manager has indicated that the institution of the proceedings against the Parties has not adversely affected the ability of the Manager or Fundamental Service Corporation to continue to perform the day-to-day affairs of the Fundamental Funds.

     The Manager and Fundamental Service Corporation (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payments during the fiscal year ended December 31, 1997 from three of the Fundamental Funds for attorneys' fees incurred by them in defending certain proceedings. The payments were as follows: Fundamental U.S. Government Strategic Income Fund (approximately $232,500); New York Muni Fund (approximately $50,000); and the California Muni Fund (approximately $4,000). Upon learning of the payment, the independent Board Members of the Fundamental Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them.

    On April 30, 1998, the Indemnitees placed $106,863 into an escrow account pending clarification of certain legal issues. The Manager and Fundamental Service Corporation have asserted that they waived fees during the year ended December 31, 1997 and that the amount placed in escrow should be net of any reimbursements already made to the Funds in the form of fees forgone. Upon learning that $106,863 was placed into an escrow account on behalf of the Funds, the independent Board Members referred the Manager and Fundamental Service Corporation to their prior directive and asked that the entire amount of all payments received by such entities ($286,500) be placed into said escrow account. For further information, see Notes to the December 31, 1997 Financial Statements of Fundamental U.S. Government Strategic Income Fund, New York Muni Fund and the California Muni Fund, attached to the Statement of Additional Information.

    To assist in the investment management of the Funds following the transfer of portfolio management responsibilities from the Fund's former portfolio manager to an investment committee, the Manager arranged for Mr. Christopher P. Culp to join the investment committee responsible for the selection of specific securities which the Fund may invest, hold, sell or exchange. Mr. Culp, a portfolio co-manager affiliated with Tocqueville Asset Management L.P., joined Dr. Vincent J. Malanga, a portfolio strategist affiliated with the Manager, and Jane Tubis, a trading assistant affiliated with the Manager, as members of the investment committee. Mr. Culp served on the Manager's investment committee on an interim basis without compensation from February 18, 1997 until August 27, 1997, acting as the principal portfolio manager of the Fund. He did so in his capacity as an employee of Fundamental, representing to the Boards that he was working without salary or other compensation. At the same time, he continued to be employed by Tocqueville Asset Management L.P.

    Between April 17, 1997 and July 24, 1997, Mr. Culp engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of the Fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to Mr. Culp) were not justified and that the Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate Mr. Culp's services as a portfolio manager. At the Board's request and in order to reimburse the Fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities.


    The Fund, its Manager and Fundamental Service Corporation have agreed, in an assurance of discontinuance (the "assurance") entered into with the Department of Law of the State of New York, to refrain from making certain statements about the Fund's investment objectives in advertisements and sales materials and to disclose more about the risks involved in certain of the Fund's investment strategies, particularly with respect to certain investment strategies employed by the Fund that may differ from or may result in an increased level of risk not present in some other tax-exempt mutual funds.

    In addition, the Fund has agreed to establish a portfolio review committee, consisting of no less than three independent directors of the Fund, to oversee the Fund's investment performance and strategies, internal controls and procedures, Prospectus review and compliance with the investment policies stated therein, and review of annual and semi-annual reports to shareholders (See

"Management of the Fund-Portfolio Review Committee" in the Statement of Additional Information). The Fund has also agreed to submit new sales material for certain specified time periods to the staff of the Department of Law (the "staff") for prior review and to submit to the staff, copies of any shareholder complaints and Fund filings with, or submissions to, the Commission or the National Association of Securities Dealers, Inc.

    The assurance also requires (i) that a portfolio composition report portraying the Fund's (a) principal asset categories, (b) use of leverage, (c) effective portfolio duration or sensitivity to interest rate risk and (d) credit ratings of portfolio securities be included in the Fund's annual and semi-annual reports to shareholders and that a portfolio composition report be delivered to potential investors along with the Fund's Prospectus.

    For further information concerning the management of the Fund, see the Fund's Statement of Additional Information under the caption "Management of the Fund."

Portfolio Brokerage

    It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. The Fund's brokerage allocation policy may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer (see the Statement of Additional Information for a complete discussion of the Fund's brokerage allocation policy). It is not the Fund's practice to allocate principal business on the basis of sales of Fund shares which may be made through brokers or dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions or brokerage allocation. The Fund may, however, allocate principal business or brokerage to obtain for the benefit of the Fund services that the Fund would otherwise have to pay for directly.

    The Fund's directors have authorized the Manager to effect portfolio transactions on an agency basis with affiliated broker-dealers, subject to quarterly determination of compliance by the board, including a majority of the independent directors and have adopted certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which requires, among other things, that the commissions paid to any affiliated broker-dealer must be "reasonable and fair compared to the commission, fee, or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."


                            DIVIDENDS AND TAX MATTERS

Dividends and Distributions

    The Fund declares all of its net investment income as a dividend, on a daily basis, prior to calculating net asset value, on shares of record at the close of business on the preceding day. Dividends are distributed monthly. Capital gains, if any, will normally be distributed in December of each fiscal year of the Fund. The amounts paid, and distribution dates thereof, are subject to determination by the Fund's Board of Directors. All dividends paid and capital gains distributed are paid in additional shares of the Fund's common stock, which are credited to the shareholder's account. If you desire to receive such distribution in cash, you must file an election with Firstar Trust Company, which election will remain in effect until Firstar Trust Company is notified by you in writing to change the election, at least ten (10) days prior to payment date. Distributions declared in the months of October, November or December will be treated as received by shareholders of record in such months as of December 31 even if they are not paid until the following January. Certificates will not be issued for dividend distributions.

Tax Matters

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Fund will satisfy the distribution requirement of Subchapter M and will not be subject to Federal income tax or the 4% excise tax.

    If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund s current and accumulated earnings and profits.

    The Fund intends to invest principally in tax-exempt municipal obligations so that distributions by the Fund of its net tax-exempt interest income can be designated as exempt-interest dividends, which are excludable from gross income for Federal income tax purposes. However, shareholders are required to report the receipt of exempt-interest dividends, together with other tax-exempt interest, on their Federal income tax returns. In addition, these exempt-interest dividends may be subject to the Federal alternative minimum tax and will be taken into account in determining the portion, if any, of Social Security benefits received which must be included in gross income for Federal income tax purposes. Further, interest or indebtedness incurred or continued to purchase or carry shares of the Fund (which indebtedness likely need not be directly traceable to the purchase or carrying of such shares) will not be deductible for Federal income tax purposes. Finally, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund that are derived from interest on such bonds.

    A small portion of the Fund's net investment income may under certain circumstances betaxable, and distributions thereof, as well as distributions of any net capital gain will be taxable to shareholders. Distributions by the Fund of its taxable net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Such distributions are treated as dividends for Federal income tax purposes but do not qualify for the 70% dividends-received deduction for corporate shareholders. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gains dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

    Tax-exempt interest on specified private activity bonds issued after August 7, 1986, is treated as a tax preference item for purposes of the Federal alternative minimum tax ("AMT"). Thus, corporate and individual shareholders may incur an AMT liability as a result of receiving exempt-interest dividends from the Fund to the extent such dividends are attributable to interest from such private activity bonds. In addition, because all exempt-interest dividends are included in a corporate shareholder's adjusted current earnings (which is used in computing a separate preference item for corporations), corporate shareholders may incur an AMT liability as a result of receiving any exempt-interest dividends from the Fund.

    Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year.

    Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

    Under the backup withholding rules of the Code, certain shareholders may be subject to 31% withholding of Federal income tax on ordinary income dividends paid by the Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is his or her Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to backup withholding.

    The exclusion from gross income for Federal income tax purposes of exempt-interest dividends does not necessarily result in exclusion under the income or other tax laws of any state or local taxing authority. However, to the extent that exempt-interest dividends are derived from interest received by the Fund on obligations of New York State, its political subdivisions or its duly constituted authorities, they will be exempt from New York State and City personal income taxes for a New York resident individual shareholder. Exempt-interest dividends will not be excluded in determining New York State or City franchise taxes applicable to corporations or financial institutions.

    Statements regarding the tax status of distributions by the Fund will be mailed annually by Firstar Trust Company. In the event that a distribution may not be wholly excludable from gross income for Federal income tax purposes or exempt from New York State and City personal income taxes, the statement will provide information about the tax-exempt percentage, which may vary from distribution to distribution.

     The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of Federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the Federal income tax consequences described above.


                               GENERAL INFORMATION

    The Company, which was incorporated under the laws of the State of New York on January 30, 1980, and which was reorganized as a Maryland corporation on December 31, 1990, is an open-end, non-diversified management investment company. The Fund's fiscal year begins January 1 and ends December 31. On April 24, 1996, the Company changed its name from New York Muni Fund, Inc. to Fundamental Funds, Inc.

     Annual and semi-annual reports of the Fund, together with the list of securities held by the Fund in its portfolio, are mailed to each shareholder.

    The Company is authorized to issue 1,000,000,000 shares of common stock, par value $.001 per share, of which 500,000,000 shares are designated "New York Muni Fund Series" and the balance of which are unclassified. All shares of the Fund are entitled to equal participation in dividends and distributions declared by the Fund and in its net assets on liquidation remaining after satisfaction of all outstanding liabilities. The Fund's shares are fully paid and non-assessable when issued and have no preemptive rights. Holders of common stock are entitled to one vote for each full share and to such fraction of a vote that corresponds to any fractional shares. The Fund will not normally hold annual shareholders' meetings. Shareholders may remove directors from office by a majority of votes entitled to be cast at a meeting of shareholders. Shareholders holding 10% or more of the Fund's outstanding stock may call a special meeting of shareholders.

    The Code of Ethics of Fundamental Portfolio Advisors, Inc. and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of the Code of Ethics of both the Fund and Fundamental Portfolio Advisors, Inc. is that their operations be carried out for the exclusive benefit of the Fund's shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.


  The custodian for the assets of the Fund is Firstar Trust Company. Firstar Trust Company also performs all services in connection with the transfer of the shares of the Fund. Shareholder inquiries concerning the status of an account should be directed to Firstar Trust Company by calling (800) 322-6864.


    This  Prospectus   omits  certain   information   contained  in  the  Fund's
Registration Statement, filed with the Securities and Exchange Commission. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund.

                                    APPENDIX

    For the fiscal year ended December 31, 1997, the Fund's asset composition, based on the monthly weighted average of credit ratings of portfolio securities, was as follows:

S&P or                   Percentage of            Percentage of assets
Moody's                  assets rated by          unrated but determined to
Rating                   rating agency            be of comparable quality*

AAA or Aaa                    5.96%                          0%
AA or Aa                       1.3%                          0%
A                             13.4%                          0%
BBB or Baa                    19.2%                          0%
BB or Ba                         0%                          0%
B                                0%                          0%
Below B                          0%                        6.5%

-----------
*6.5% of the Fund's assets was invested in unrated securities during the fiscal year ended December 31, 1997. Unrated securities are not necessarily lower-quality securities. Issuers of municipal securities frequently choose not to incur the expense of obtaining a rating. Please refer to the Fund's Statement of Additional Information for a more complete discussion of these ratings.

(left column)

NEW YORK MUNI FUND(R)
90 Washington Street
New York   NY 10006
1-800-225-6864


Transfer Agent
Firstar Trust Company
P.O. Box 701
Milwaukee, WI 53201-0701
1-800-322-6864


Counsel to the Fund
Kramer, Levin, Naftalis &Frankel
New York, New York


Independent Auditors
McGladrey &Pullen, LLP
New York, New York



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.


(right column)

                              NEW YORK MUNI FUND(R)







                                   Prospectus


                                   May 1, 1998









                            NEW YORK (logo) MUNI FUND



                         (logo)   FUNDAMENTAL
                                  Family of Funds

                       STATEMENT OF ADDITIONAL INFORMATION

                               NEW YORK MUNI FUND


                              90 Washington Street
                            New York, New York 10006

                                 (800) 322-6864


         NEW YORK MUNI FUND (the "Fund") is a series of Fundamental Funds, Inc.(the "Company"), a Maryland corporation. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Of course, there can be no assurance that this investment objective will be achieved. The Fund intends to achieve its objective through investing primarily in municipal obligations of New York State, its political subdivisions, and its other duly constituted authorities and corporations, that are rated within the four highest quality grades for bonds as determined by Moody's Investors Service, Inc.("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc.("Fitch") or Duff & Phelps, Inc.("Duff") or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality. While municipal obligations in these categories are generally deemed to have adequate to very strong protection of principal and interest, municipal obligations rated within the lowest of these categories may have speculative characteristics as well.


         This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus, a copy of which may be obtained by writing to The Fund at the address listed above, or by calling (800) 322-6864. Shareholder inquiries may also be placed through this number.


                     THIS STATEMENT IS DATED MAY 1, 1998 AND
                  SUPPLEMENTS THE FUND'S PROSPECTUS OF THE SAME DATE.

                                TABLE OF CONTENTS

                                                                        PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS........................... 3

ADDITIONAL INFORMATION RELATING TO MUNICIPAL OBLIGATIONS.................. 6

ADDITIONAL INFORMATION RELATING TO LOWER RATED SECURITIES................. 9

ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS....................... 11


MANAGEMENT OF THE FUND..................................................  41

DISTRIBUTION PLAN.......................................................  45

CALCULATION OF YIELD....................................................  47

CUSTODIAN AND INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS..................  50

TAX MATTERS.............................................................  58

PORTFOLIO TRANSACTIONS..................................................  61

OTHER INFORMATION.......................................................  61

FINANCIAL STATEMENTS....................................................  46


APPENDIX................................................................ A-1

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         As stated in the Fund's Prospectus, the objective of the Fund is to provide investors with a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. Of course, there can be no assurance that this objective will be achieved. The Fund intends to attempt to achieve its objective by investing substantially all, and at least 80%, of its total assets in debt obligations which are rated within the four highest quality grades for bonds as determined by Moody's, S&P, Fitch or Duff or within the three highest quality grades for municipal notes as determined by Moody's, S&P, Fitch or Duff or, if unrated, are judged by Fund management to be of comparable quality, and which are issued by the State of New York, its political subdivisions, and its other duly constituted authorities and corporations, the interest from which is, in the opinion of counsel to the issuer, totally excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes.

         The investment restrictions described below have been adopted by the Fund as fundamental policies which cannot be changed without approval of a majority of the outstanding shares of the Fund.

         1. The Fund will not issue any senior  security (as defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order;
(c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

         2. The Fund will not underwrite any issue of securities, except to the extent that the purchase of municipal obligations directly from the issuer, in accordance with the Fund's investment objective, policies and restrictions, may be deemed to be an underwriting.

         3. The Fund will not purchase or sell real estate. This restriction shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein.

         4. The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in whole or in part in such activities, may enter into transactions in financial and index futures contracts and related options and may engage in transactions on a when-issued or forward commitment basis.

         5. The Fund will not invest in oil, gas or thermal mineral exploration, or development programs.

         6. The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase debt instruments, including bonds, debentures, notes and municipal commercial paper; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

         7. The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes, to meet redemptions or for purposes of leveraging, but only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% asset coverage requirement, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund may enter into certain futures contracts and options related thereto and the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements.

         8. The Fund will not invest 25% or more of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal obligations other than those municipal obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         In addition to the foregoing, the Fund is subject to the following non-fundamental restrictions:

         1. The Fund will not purchase a qualified private activity bond if as a result of such purchase more than 20% of the Fund's total assets, determined at market value at the time of the proposed investment, would be invested in qualified private activity bonds.

         2. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 20% of the fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

         3. The Fund will not invest more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

         4. The Fund will not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.


         Since the Fund may invest in qualified private activity bonds, its shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds (as defined in Treasury regulation section 1.103-11), or "related persons" to such users (within the meaning of section 147(a)of the Internal Revenue Code of 1986, as amended (the "Code")).


         The Fund, together with any of its "affiliated persons" (as described in the 1940 Act), may only purchase up to 3% of the total outstanding securities of any underlying investment company. Accordingly, when the Fund or such "affiliated persons" hold shares of any of the underlying investment companies, the Fund's ability to invest fully in shares of those investment companies is restricted, and Fundamental Portfolio Advisors, Inc.must then, in some instances, select alternative investments that would not have been its first preference.

         The 1940 Act also provides that an underlying investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund and its affiliates only in an amount up to 1% of the underlying investment company's outstanding securities during any period of less than 30 days. Shares held by the Fund and its affiliates in excess of 1% of an underlying investment company's outstanding securities therefore will be considered not readily marketable securities, which together with other such illiquid securities may not exceed 15% of the Fund's net assets.

         In certain circumstances, an underlying investment company may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying investment company until Fundamental Portfolio Advisors, Inc.determines that it is appropriate to dispose of such securities.

         There can be no assurance that funds for investing in municipal obligations will be available for investment. The Fund does not intend to invest in such funds unless, in the judgment of Fundamental Portfolio Advisors, Inc., the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         Where relevant in this Statement of Additional Information, the term "issuer" is defined as the entity which has either actually issued the security or which is ultimately responsible for payment of the obligation. For purposes of diversification of the Fund's investments, separate issues by the same issuer will be considered as distinct or diverse investments provided that such issues differ either with respect to collateral (i.e., the pledge of specific revenue or taxes standing as security for the payment of the obligation) or guarantor of ultimate payment.


            ADDITIONAL INFORMATION RELATING TO MUNICIPAL OBLIGATIONS

MUNICIPAL BONDS

         Municipal bonds are long-term debt obligations, generally with a maturity at the time of issuance of greater than three years, of states and their political subdivisions issued to obtain funds for various public purposes, including construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospital, mass transportation, schools, streets and water and sewer works. Other purposes for which municipal bonds may be issued include refunding outstanding obligations; obtaining funds for general operating expenses; or obtaining funds to lend to public or private institutions for construction of such facilities as educational, hospital and housing facilities. In addition, certain types of bonds may be issued by public authorities to finance privately operated housing facilities, sports facilities, convention or trade show facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Other types of qualified private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although current

Federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal bonds are general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from only revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as from the user of the facility being financed. Qualified private activity bonds are, in most cases, revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

MUNICIPAL NOTES

         Municipal notes are short-term obligations, generally with a maturity at the time of issuance of six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes. Tax anticipation notes are sold to provide working capital to states and municipalities in anticipation of collection of taxes. Bond anticipation notes are issued to provide funds temporarily in anticipation of a bond sale. Revenue anticipation notes are sold in expectation of receipt of other revenues, such as funds under the Federal Revenue Sharing Program. Project notes are issued by local agencies in connection with such programs as construction of low-income housing in order to provide construction financing prior to permanent financing. Project notes are guaranteed by the U.S. Department of Housing and Urban Development and consequently are secured by the full faith and credit of the United States.

VARIABLE RATE INSTRUMENTS

         Municipal bonds and notes are sometimes issued with a variable interest rate ("variable rate instruments"). The interest rate on variable rate instruments is usually tied to an objective standard, such as the 90-day Treasury Bill rate or the prime rate of a bank involved in the financing. Prime rates can change daily; the auction for 90-day Treasury Bill rates is held weekly. In addition to having a variable interest rate, any such instruments are subject to repayment of principal on demand by the Fund, usually in not more than five business days. Both the variable rate feature and the principal repayment on demand feature tend to reduce fluctuations in the price of variable rate instruments;

these instruments are generally of interest and sold to institutional investors. Also available are participation interests in loans to municipal issuers, which are similar except that these loan participations are made available through a commercial bank that arranges the tax-exempt loan. Participation interests are frequently backed by an irrevocable bank letter of credit or a guarantee by a financial institution and give the Fund the right to demand, on short notice (usually not more than seven days), payment of all or any part of the principal amount and accrued interest. The Board of Directors will determine that the participation interest in the municipal securities meets the Fund's prescribed quality standards. The Fund's management has been instructed by the Board of Directors to monitor the pricing, quality and liquidity of any variable rate demand instruments held, including participation interests supported by letters of credit or guarantee, on the basis of published financial information and reports of the rating agencies and other analytical sources. The Fund's management will also monitor the creditworthiness of the guarantor. Banks retain fees for their role in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. In the event that the participation interest that the Fund acquires includes the right to demand payment of principal and accrued interest from the issuer of the participation interest pursuant to a letter of credit or other commitment, the maturity will be deemed to be equal to the time remaining until the principal amount can be recovered from the issuer through demand, although the stated maturity may be in excess of one year. To the extent that variable rate instruments and loan participations may lack liquidity (unless payable on demand or within seven days), they are subject to the restriction on illiquid securities, described herein under the caption "Investment Objective, Policies and Restrictions".

OTHER INFORMATION

         A portion of the Fund's assets may be invested in qualified hospital bonds. Such bonds are rated on the basis of feasibility studies that project occupancy levels, revenues and expenses. The gross receipts and income of hospitals are affected by many future events and conditions (including among other things, demand for hospital services, the ability of the hospital to provide such services, competition, actions by insurers and governmental agencies, the cost and possible unavailability of malpractice insurance, and the funding of medicare and medicaid programs), whose effects are often difficult to predict. Changes or future developments in all of the foregoing areas may have an adverse effect on the price or marketability of such bonds.

         A part of the Fund's assets may be invested in obligations of state and local housing authorities. Such obligations are not part of the general obligations of the state or the municipality in question. To a large extent, such obligations are generally supported by Federal housing subsidy programs. Any weakness in such programs or their administration, or the failure by a state or local housing authority to meet the qualifications required for coverage under such programs, may result in a decrease or the elimination of such Federal subsidies and could adversely affect payment of principal and interest on housing authority bonds. These factors as well as general economic factors affecting housing in general could cause a decrease in the value or marketability of such bonds.

         A portion of the Fund's assets may be invested in municipal obligations that are moral obligation bonds issued by agencies and authorities of the State of New York (i.e., issued pursuant to the municipality's good faith and credit to pay principal and interest). Under the statutes applicable to such bonds, the State may be called on to restore any deficits in capital reserve funds of such agencies or authorities created with respect to the bonds. Any such restoration requires appropriation by the state legislature for such purposes, and accordingly, the statutes do not constitute legally enforceable obligations or debt of the State. The agencies or authorities in question have no taxing power, and on a default by such agencies or authorities, there are no guarantees that payments of principal and interest will be met.


            ADDITIONAL INFORMATION RELATING TO LOWER RATED SECURITIES

         The lower quality securities in which the Fund may invest (i.e., those rated lower than Baa by Moody's or BBB by S&P, Fitch or Duff or determined by Fund management to be a comparable quality if unrated) generally produce a higher current yield than do securities of higher ratings. However, these obligations are considered speculative because they involve greater price volatility and risk than do higher rated securities and the yields on these securities will tend to fluctuate over time. Although the market value of all fixed-income securities varies as a result of changes in prevailing interest rates (e.g., when interest rates rise, the market value of fixed-income securities can be expected to decline), values of lower rated securities tend to react differently than the values of higher rated securities. The prices of lower rated securities are less sensitive to changes in interest rates than higher rated securities. Conversely, lower rated securities also involve a greater risk of default by the issuer in the payment of principal and income and are more sensitive to economic downturns and recessions than higher rated securities. The financial stress resulting from an economic downturn could have a greater negative effect on the ability of issuers of lower rated securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. In the event of an issuer's default in payment of principal or interest on such securities, or any other securities in the Fund's portfolio, the net asset value of the Fund will be negatively affected. Moreover, as the market for lower rated securities is a relatively new one which has not yet been tested through a recession, a severe economic downturn might increase the number of defaults, thereby adversely affecting the value of all outstanding lower rated municipal bonds and disrupting the market for such securities. Securities purchased by the Fund as part of an initial underwriting present an additional risk due to their lack of market history. These risks are exacerbated with respect to securities rated CCC or lower by S&P, Fitch or Duff or Caa or lower by Moody's. Unrated securities generally carry the same risks as do lower rated securities.

         The Fund may invest in lower rated securities that are structured as zero coupon or pay-in-kind bonds. Such securities may be more speculative and subject to greater fluctuation in value due to changes in interest rates than lower rated, income-bearing securities. In addition, zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a fund may realize no return on its investment, because these securities do not pay cash interest. Zero coupon, or deferred interest, securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Pay-in-kind securities are securities that pay interest through the issuance of additional securities. Holders of zero coupon securities are considered to receive each year the portion of the original issue discount on such securities that accrues that year and must include such amount in gross income, even though the holders receive no cash payments during the year. Consequently, as a fund is accruing original issue discount on these securities prior to the receipt of cash payment, it is still subject to the requirement that it distribute substantially all of its income to its shareholders in order to qualify as a "regulated investment company" under applicable tax law. Therefore, such fund may have to dispose of its portfolio securities under disadvantageous circumstances or leverage itself by borrowing to generate the cash necessary to satisfy its distribution requirements.

         Lower rated securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of lower rated securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many lower rated securities may not be as liquid as Treasury and investment grade securities. The ability of the Fund to sell lower rated securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Moreover, the ability of the Fund to value lower rated securities becomes more difficult, and judgment plays a greater role in valuation, as there is less reliable, objective data available with respect to such securities that are thinly traded or illiquid.

         Because investors may perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for securities with a higher rating. Changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner in the lower quality segments of the fixed-income securities market than do changes in higher quality segments of such market, resulting in greater yield and price volatility.

         The general legislative environment has included discussions and legislative proposals relating to the tax treatment of high-yield securities. Any or a combination of such proposals, if enacted into law, could negatively affect the value of the high-yield securities in the Fund's portfolio. The likelihood of any such legislation is uncertain.

         Fund management believes that the risks of investing in such high-yielding securities may be minimized through careful analysis of prospective issuers. Although the opinion or ratings services such as Moody's, S&P, Fitch and Duff is considered in selecting portfolio securities, they relate to credit risk and evaluate the safety of the principal and the interest payments of the security, not their market value risk. Additionally, credit rating agencies may experience slight delays in updating ratings to reflect current events. The Fund relies, primarily, on its own credit analysis, which includes a study of the existing debt, capital structure, ability to service debts and to pay dividends, and the current trend of earnings for any issuer under consideration for the Fund's investment portfolio. This may suggest, however, that the achievement of the Fund's investment objective is more dependent on its proprietary credit analysis, than is otherwise the case for a fund that invests in higher quality securities.

               ADDITIONAL INFORMATION CONCERNING NEW YORK ISSUERS


         The Fund will invest substantially all of its assets in New York municipal securities. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may affect issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have a material adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

         The Fund may invest in municipal securities issued by New York State (the "State"), by its various public bodies (the "Agencies") and/or by other entities located within the State, including the City of New York (the "City") and political subdivisions thereof and/or their agencies.

         NEW YORK STATE. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The 1996-97 State Financial Plan will be updated in October and January.

         1996-97 FISCAL YEAR STATE FINANCIAL PLAN. The 1996- 97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non- recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the Division of Budget to be $1.3 billion, or 3.9 percent of total General Fund receipts.

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Statement of Additional Information, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.

         The four government fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. This fund structure adheres to accounting standards of the Governmental Accounting Standards Board. This section discusses first the General Fund and then the other governmental funds. Receipts and disbursements trends are presented in tabular form for each component of the General Fund.

         GENERAL FUND. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total Governmental Funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. The following are the projected shares of General Fund receipts and disbursements : Receipts: Personal Income Tax - 51.55%, User Taxes and Fees - 29.51%, Business Taxes - 13.93%, Other Taxes
- 2.86%, Miscellaneous - 7.16%; Disbursements: Local Assistance - 69.84%; State Operations - 17.56%, Debt Service - 4.85%, General State Charges - 6.70%, Capital/Other - 1.04%.

         STATE FISCAL YEAR 1996-97. The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

         PROJECTED GENERAL FUND RECEIPTS. The discussion below summarizes the State's projections of General Fund tax revenues and other receipts for the 1996-97 fiscal year. Major statutory changes adopted with the 1996-97 budget that affect 1996-97 include: tax reductions totaling $83 million, adoption of a tax amnesty program expected to increase receipts by $110 million, and a variety of measures increasing miscellaneous receipts by approximately $675 million.

         THE PERSONAL INCOME TAX is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. In 1995, the State enacted a tax-reduction program designed to reduce receipts from the personal income tax by 20 percent over three years. Prior to 1995, the tax had remained substantially unchanged since 1989 as a result of annual deferrals of tax reductions originally enacted in 1987. The tax-reduction program is estimated to reduce receipts by $2.3 billion in the 1996-97 fiscal year, compared to what tax receipts would have been under the pre-1995 rate structure. The maximum rate was reduced from the 7.875 percent in effect between 1989 and 1994 to 7.59375 percent for 1995, to 7.125 percent for 1996, and is scheduled under current law to be reduced to 6.85 percent for 1997 and thereafter. In addition to significant reductions in overall tax rates, the program also includes increases in the standard deduction, widening tax brackets to increase the income thresholds to which higher tax rates apply, and modification of certain tax credits.

         The projected yield of the tax for the 1996-97 fiscal year is $17.1 billion, an increase of $103 million from reported collections in the State's 1995-96 fiscal year. The increase reflects both the effects of the tax reductions noted above and the fact that reported collections in the preceding year were affected by net refund and tax refund reserve account transactions that depressed collections in 1995-96 by $500 million. Without these statutory and administrative changes, the yield of the tax would have grown by more than $1 billion (nearly 7 percent), reflecting liability growth for the 1996 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1996 tax year.

         USER TAXES AND FEES are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees.
Beginning in 1993-94, a portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

         Receipts in this category in the State's 1996-97 fiscal year are expected to total $6.73 billion, an increase of $97 million from reported 1995-96 results. Underlying growth in the continuing sales tax base is forecast to be 5 percent, accounting for the increase in the category as a whole. Projected receipts in 1996-97 are adversely affected by the full-year effects of reductions in the diesel motor fuel, container and beer taxes adopted in 1995 by a temporary reduction of the sales tax on clothing enacted in 1996.

         BUSINESS TAXES include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Through 1993, these levies had been subject to a 15 percent surcharge initially imposed in 1990. Beginning in 1994, the surcharge rate has been phased out and, for most taxpayers, there will be no surcharge liability for taxable periods ending in 1997 and thereafter.

         Total business tax receipts in the State's 1996-97 fiscal year are projected at $4.62 billion, a decline of $360 million from reported 1995-96 results. The decline results from the continuing effects of tax reductions originally enacted in 1994 and 1995, valued at approximately $300 million more in 1996-97 than in 1995- 96, and the previously scheduled diversion of petroleum business and other tax receipts to dedicated transportation funds (valued at approximately $130 million more in 1996-97 than in 1995-96). These factors outweigh the modest growth projected in the bases of the continuing tax structure. Tax reductions enacted in the preceding two years included, in addition to a reduction in the surcharge rate, a lowering of the alternative minimum tax rate and a variety of smaller changes to the tax on general business corporations, as well as several changes to reduce the burden of the petroleum business tax on selected industries.

         OTHER TAXES include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate where the total consideration exceeds $1 million, a pari-mutuel tax and other minor levies.

         Total receipts from this category in the State's 1996-97 fiscal year are projected at $948 million, $151 million less than in the preceding year. The estimates reflect pre-1996 legislation reducing the burden of the real property gains tax and the estate tax as well as legislation enacted in 1996 repealing the real property gains tax (valued at approximately $120 million more in 1996-97 than in 1995-96), and diversion of real estate transfer tax proceeds to the Environmental Protection Fund (valued at approximately $44 million more in 1996-97 than in 1995-96).

         MISCELLANEOUS RECEIPTS include investment income, abandoned property receipts, medical provider assessments, receipts from public authorities, and certain other license and fee revenues. Receipts in this category in the State's 1996-97 fiscal year are expected to total $2.1 billion, an increase of $683 million above the amount received in the prior State fiscal year. This includes $481 million in surplus revenues from the Medical Malpractice Insurance
Association ("MMIA"), and other various non-recurring resources. MMIA is a statutorily-created joint underwriting association of property/casualty insurance companies authorized to write certain personal liability insurance in the State which provides primary and excess medical malpractice insurance for medical service providers in the State. It has been reported that certain health care providers are considering a challenge to the State's right to these surplus revenues.

         TRANSFER FROM OTHER FUNDS to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. In the 1996-97 fiscal year, excess sales tax revenues are projected to be $1.4 billion, $75 million more than in the 1995-96 fiscal year. All other transfers are projected to decrease by $82 million, primarily reflecting the non-recurring transfer of $117 million from the Mass Transportation Operating Assistance Fund to the Revenue Accumulation Fund in 1995-96. As a result, total transfers are virtually unchanged year-to-year.

         PROJECTED GENERAL FUND DISBURSEMENTS. Grants to local governments is the largest category of General Fund disbursements, and accounts for approximately 70 percent of overall General Fund spending. Disbursements from this category are projected to total $23.13 billion in the 1996-97 State Financial Plan, an increase of $597 million (2.6 percent) from 1995-96 levels. Of this amount, approximately $300 million is attributable to transactions which were not accounted for in a comparable way in 1995-96, primarily $271 million in spending related to the issuance of LGAC bonds. This category of the State Financial Plan includes $11.27 billion in aid for elementary, secondary, and higher education, accounting for 49 cents of every dollar spent in this category. On a school year basis, formula-based elementary and secondary education aid increases $217 million from 1995-96 levels. General Fund payments for Medicaid are projected to be $5.29 billion, virtually unchanged from the level of $5.34 billion in 1995-96 and down from $5.79 billion in 1994-95. This slow growth is due primarily to continuation of cost containment measures enacted in 1995-96, new reforms included in the 1996-97 adopted budget, and forecasts for lower caseload based upon actual experience through May 1996. Other social service spending is forecast to increase by only $7 million to $3.17 billion in 1996-97, down from $3.34 billion in 1994-95.

         Remaining   disbursements   primarily  support  community-based  mental
hygiene programs, community and public health programs, local transportation programs, and revenue sharing.

         STATE OPERATIONS spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system ("SUNY"), the Legislature, and the court system. Personal service costs account for approximately 76 percent of this category in 1996-97. Since January 1995, the State's workforce has been reduced by about 15,000 positions, with a decrease of 5,000 positions expected in 1996-97. State employees will not receive a general salary increase this year as part of the collective bargaining agreements recently negotiated for the 1995-96 through 1998-99 fiscal years. Collective bargaining agreements have been ratified by employee bargaining units representing most State employees subject to such agreements. Negotiations are ongoing with the remaining units. For more information on the State's workforce, see the section entitled "State Organization--State Government Employment."

         Disbursements for State operations are projected at $5.82 billion, a decrease of $135 million or 2.3 percent. The lack of growth in this category reflects the workforce reduction program for 1996-97 that will be accomplished primarily through attrition, a continued hiring freeze and implementation of a retirement incentive program. Most agencies will spend less in 1996-97 than in 1995-96; however, criminal justice spending will increase modestly to reflect the impact of stricter sentencing laws.

         GENERAL STATE CHARGES primarily reflect the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes, and payments of judgments against the State or its public officers. Disbursements in this category are projected to total $2.22 billion in the 1996-97 State Financial Plan, an increase of $138 million from the 1995-96 levels. Fringe benefit costs in 1995-96 are depressed by the one-time application of more than $100 million in reimbursements traditionally budgeted in other categories of the Financial Plan. Pension costs do not increase in 1996-97 assuming savings will be achieved as planned from the refinancing of certain pension liabilities. Other fringe benefit costs (including unemployment insurance) decline, due to workforce reductions accomplished primarily through attrition and early retirements.

         DEBT SERVICE paid from the General Fund for 1996-97 reflects only the $10 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. The State's annual spring borrowing has been eliminated, as discussed in the section entitled "Debt and Other Financing Activities--Local Government Assistance Corporation." Debt service on long-term obligations is paid from Debt Service Funds as described below.

         TRANSFERS TO OTHER FUNDS from the General Fund are made primarily to finance certain portions of State capital project spending and debt service on long-term bonds, where these costs are not funded from other sources. Transfers are projected to total $1.94 billion, a decrease of $161 million or 7.7 percent from 1995- 96 levels. Transfers in support of capital projects decrease $210 million due to the availability of non-recurring revenues which will be deposited directly to the Capital Projects Funds in 1996-97 and the reclassification of economic development programs from capital projects to grants to local governments. Transfers in support of debt service increase $60 million reflecting prior year bond sales for prisons, housing programs, and SUNY. All other transfers decrease $11 million from previous year levels.

         CAPITAL PROJECTS paid directly from the General Fund represent pay-as-you-go capital expenditures for certain youth and environmental projects. This is a new Financial Plan category created as a part of the 1996-97 adopted budget. Other pay-as-you-go capital expenditures are accounted for in the Capital Projects Fund type.

         The 1996-97 State Financial Plan includes actions that will have an effect on the budget outlook for the State fiscal year 1996-97 and beyond. The Division of the Budget estimates that the 1996-97 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $1.3 billion. These include the use of $481 million in surplus funds available from MMIA, $134 million in savings from a refinancing of certain pension obligations, $88 million in projected savings from bond refundings, and $36 million in surplus fund transfers. The balance is composed of $314 million in resources carried forward from the State's 1995-96 fiscal year and various other actions, including that portion of the proposed tax amnesty program that is projected to be non-recurring.

         The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. However, the gap is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

         The out-year projection will be impacted by a variety of factors. Enacted tax reductions, which reduced receipts in the 1996-97 fiscal year by an incremental $2.4 billion, are projected to reduce receipts in the 1997-98 fiscal year by an additional increment of $2.1 billion. The use of up to $1.3 billion of non-recurring resources in 1996-97, and the annualized costs of certain program increases in the 1996-97 enacted budget, will both add additional pressure in closing the 1997-98 gap.

         Actions undertaken in the State's 1996-97 fiscal year, such as workforce reductions, health care and education reforms, and strict controls on State agency spending, are expected to provide larger recurring savings in 1997-98. Sustained growth in the State's economy and continued declines in welfare caseload and Medicaid costs would produce additional savings in the 1997-98 Financial Plan. Finally, future federal reforms of welfare and/or Medicaid could potentially provide savings to the State in the State fiscal year 1997-98. See "Special Considerations" below in this section for a description of the risks and uncertainties associated with the State Financial Plan process.

         The 1996-97 opening fund balance of $287 million includes $237 million which is reserved in the Tax Stabilization Reserve Fund ("TSRF"), $41 million which is on deposit in the Contingency Reserve Fund ("CRF") (see the discussion of this Fund under the heading "Prior Fiscal Years"), and $9 million in the Revenue Accumulation Fund which has been drawn down for use in the 1996-97 fiscal year. The projected closing fund balance in the General Fund of $337 million reflects a balance of $252 million in the TSRF, following an additional payment of $15 million during the year, and a balance of $85 million in the CRF.

         In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds which are discussed below. Amounts below do not include other sources and uses of funds transferred to or from other fund types.

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 43 percent of total government funds receipts in the 1996-97 fiscal year, three-quarters of that activity relates to federally-funded programs.

         Projected receipts in this fund type total $28.04 billion, an increase of $2.43 billion (9.5 percent) over the prior year. Projected disbursements in this fund type total $28.51 billion, an increase of $2.25 billion (8.6 percent) over 1995-96 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.31 billion in the 1996-97 fiscal year. Remaining projected spending of $7.20 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1996-97 fiscal year, activity in these funds is expected to comprise 6 percent of total governmental receipts.

         Total receipts in this fund type are projected at $3.58 billion. Disbursements from this fund type are projected to be $3.85 billion, a decrease of $120 million (3.1 percent) over prior-year levels, due in part to a reclassification of economic development projects to the category of grants to local governments in the General Fund. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $920 million (24 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (28 percent), public authority bond proceeds (34 percent), general obligation bond proceeds (12 percent), and pay-as-you-go revenues (26 percent).

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet communications under lease-purchase and other contractual-obligation financing arrangements. (See the section entitled "Debt and Other Financing Activities--Outstanding Debt of the State and Certain Authorities" below.) This fund type is expected to comprise 4 percent of total government fund receipts and disbursements in the 1996-97 fiscal year. Receipts in these funds in excess of debt service requirements may be transferred to the General Fund and Special Revenue Funds, pursuant to law.

         The Debt Service fund type consists of the General Debt Service Fund, which is supported primarily by tax receipts transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1996-97 fiscal year, total disbursements in this fund type are projected at $2.58 billion, an increase of $164 million or 6.8 percent. The projected transfer from the General Fund of $1.59 billion is expected to finance 62 percent of these payments.

         The remaining payments are expected to be financed by pledged revenues, including $1.83 billion in taxes, $234 million in dedicated fees, and $2.35 billion in patient revenues, including transfers of federal and state reimbursements and state dedicated taxes. After required impoundment for debt service, $3.7 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer - $1.9 billion
- is made to the Special Revenue Fund type in support of operations of the mental hygiene agencies. Another $1.4 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on LGAC bonds.

         SPECIAL CONSIDERATIONS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

         The State Financial Plan is based upon forecasts and national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

         Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

         The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely form the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

         In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal year.

         CASH-BASIS RESULTS FOR PRIOR FISCAL YEARS. The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by GAAP, showing revenues and expenditures. These financial terms are described in the Glossary of Financial Terms in Exhibit A to this Annual Information Statement.

         GENERAL FUND 1993-94 THROUGH 1995-96. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. A narrative description of cash-basis results in the General Fund is presented below, followed by a tabular presentation of the actual General Fund results for the prior three fiscal years. For a description of the principal State taxes and fees, see Exhibit B to this Annual Information Statement.

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last four fiscal years, however, the State has recorded balanced budget on a cash basis, with positive fund balances as described below.

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account. (For more information on the tax refund reserve account, see Table 5).

         The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.


         General Fund receipts totaled $32.81 billion, a decrease
of 1.1 percent from 1994-95  levels.  This  decrease  reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of
2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one- time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of nonessential capital projects.

         The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions result in the change balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. (For more information on the personal income tax refund reserve account, see Table 5.) The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994- 95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

         General Fund receipts totaled $32.23 billion, an increase of 2.6 percent from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5 percent higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

         Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

         In the Special Revenue Funds, disbursements increased from $22.72 billion to $26.26 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

         Disbursements in the Capital Projects Funds grew from $3.10 billion to $3.97 billion over the last three years, as spending for transportation and mental hygiene programs increased, partially offset by declines for corrections and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.

         Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

         GAAP-BASIS RESULTS FOR PRIOR FISCAL YEARS. The Comptroller prepares a comprehensive annual financial report on the basis of generally accepted accounting principles ("GAAP") for governments as promulgated by the Governmental Accounting Standards Board. The report, generally released in July each year, contains general purpose financial statements with a Combined Balance Sheet and its Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants.

         The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service fund types, respectively.

         The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC bond proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

         Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability.

Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

         Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted with the 1995-96 Budget. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

         Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

         An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which decreased the accumulated fund balance to $468 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

         Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result the accumulated fund balance, increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

         An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and by an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

         The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.79 billion, which included operating deficits in the General Fund of $1.43 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

         The State reported a General Fund operating deficit of $1.43 billion for the 1994-95 fiscal year, as compared to an operating surplus of $914 million for the prior fiscal year. The 1994-95 fiscal year deficit was caused by several factors, including the use of $1.03 billion of the 1993-94 cash-based surplus to fund operating expenses in 1994-95, and the adoption of changes in accounting methodologies by the State Comptroller. These factors were offset by net proceeds of $315 million in bonds issued by LGAC.

         Total revenues for 1994-95 were $31.46 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Personal income taxes grew by $103 million, an increase of 0.6 percent. Similarly, consumption and use taxes increased by $376 million or 6.0 percent. The increase in personal income and sales taxes was due to modest growth in the State's economy. Business taxes declined by $751 million or 12.8 percent from the previous year. The decline in business taxes was caused primarily by a decline in taxable earnings in the insurance, bank and petroleum industries and the beginning of the phase-out of the corporate tax surcharges. Other revenues and miscellaneous receipts showed modest increases.

         Total 1994-95  expenditures  were $33.08 billion,  an increase of $2.08 billion, or 6.7 percent over the prior fiscal year. In Grants to Local Governments, social service and education expenditures grew by $927 million (10.3 percent) and $727 million (7.6 percent), collectively. Social services spending increased in Medicaid and Income Maintenance, while education spending grew as a result of increases enacted with the 1994-95 budget. General purpose local assistance declined by $205 million (22.9 percent) as a result of prior year spending reductions. Other local assistance spending showed modest increases. In State Operations, personal service costs grew by $322 million (5.4 percent) while non-personal service declined by $70 million (3.4 percent). Pension contributions more than doubled, increasing by $95 million, while other fringe benefit costs increased by $151 million (10.9 percent). State Operations growth was primarily from labor contracts that resulted in salary increases and retroactive payments.

         Net other financing sources and uses declined from $282 million (as restated) to $198 million, and $84 million (29.8 percent) decline from the previous year, primarily because of a reduction in bonds issued by LGAC.

         Special Revenue, Debt Services and Capital Projects Fund Types

         An operating surplus of $39 million was reported for Special Revenue Funds for the 1994-95 fiscal year which increased the accumulated fund balance to $877 million. Revenues increased $1.62 billion over the prior fiscal year (6.9 percent) as a result of increase in federal grants and lottery revenues. Expenditures increased $1.89 billion (9.3 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing used declined $166 million (5.7 percent) primarily because of a decline in federal reimbursements and transferred to other funds.

         Debt Service Funds ended the 1994-95 fiscal year with an operation deficit of over $38 million and, as a result, the accumulated fund balance declined to 41.75 billion. Revenues increased $145 million (7.1 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $106 million (5.3 percent). Net other financing uses increased $101 million, due primarily to a decrease in net operating transfers of $158 million offset in part by a $57 million increase in proceeds from other financing arrangements.

         An operating deficit of $366 million was reported in the Capital Projects Funds for the State's 1994-95 fiscal year and, as a result, the accumulated deficit fund balance in this fund type increased to $988 million. Revenues increased $256 million (17.3 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust fund, and by an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $585 million (20.7 percent) in State fiscal year 1994-95 because of increased expenditures for transportation and correctional projects. Net other financing sources (uses) declined by less than $2 million.

         1994-95 FISCAL YEAR. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.07 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993- 94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by LGAC and the accumulation of a $265 million balance in the CRF. Revenues increased $543 million (1.7 percent) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.66 billion (5.6 percent) over the prior fiscal year, with the largest increase occurring in State aid for social services programs. Other financing sources declined more than 11 percent, with a net increase in operating transfers from other funds more than offset by a decline in proceeds from financing arrangements caused by lower LGAC bond sales.

         GENERAL FUND. Personal income and business taxes increased by $847 million and $267 million, respectively, offset by reductions in consumption and use taxes and miscellaneous revenues of $141 million and $318 million, respectively. Personal income and business taxes increased primarily because the economy performed at a higher level. General Fund revenues from consumption and use taxes and fees declined primarily because revenues generated by both motor fuel and highway and use taxes were earmarked instead for the Dedicated Highway and Bridge Trust Fund which is reported in the Capital Projects Funds. Miscellaneous revenues declined because certain receipts recorded in the prior year were nonrecurring.

         Expenditures for social services programs increased $1.05 billion primarily due to increases in Medicaid and Income Maintenance. A $365 million increase in departmental operations was caused primarily by the settlement of outstanding labor contracts and unfavorable judicial decisions in previously pending litigation.

         Operating transfers from other funds increased, primarily reflecting the receipt of $200 million from a prior-year claim settlement associated with the federal government. In addition, transfers of excess sales tax receipts from the Local Government Assistance Tax Fund increased by nearly $166 million as a result of higher sales tax receipts in the Debt Service Funds. The increase in operating transfers to other funds was caused by an increase in operating subsidies provided to both the SUNY and the CUNY. Proceeds from financing arrangements declined over $340 million, as a result of a decrease in the issuance of LGAC bonds.

         Special Revenue Funds ended with an operating surplus of $149 million for the 1993-94 fiscal year and, as a result, the accumulated fund balance increased to $837 million. Revenues increased $2.06 billion over the prior fiscal year primarily as a result of an increase in federal grants to finance increased spending for social services programs, and in petroleum gross receipt taxes. Expenditures increased by $1.57 billion primarily related to social services programs. Other financing use increased by approximately $500 million, representing increases in federal reimbursement for Medicaid patient services provided by various State health and mental hygiene facilities.

         Debt Service Funds ended with an operating surplus of $23 million for the 1993-94 fiscal year, and as a result, the accumulated fund balance increased to $1.79 billion. Revenues increased $34 million, primarily as a result of an increase in dedicated taxes partially offset by a decrease in mental hygiene patient fees. Debt service expenditures increased $31 million. Net other financing sources decreased $361 million due to a net decline of $430 million in proceeds from financing arrangements offset in part by a $70 million increase in net operating transfers.

         An  operating  deficit  of $35  million  was  reported  in the  Capital
Projects Funds for the State's 1993-94 fiscal year, and, as a result, the accumulated deficit fund balance increased to $622 million. Revenues increased by $458 million which was primarily attributable to the shifting of certain tax revenues from the General Fund to the Dedicated Highway and Bridge Trust Fund. Capital Projects Funds expenditures increased by $61 million. Expenditures for highway and bridge construction increased by approximately $223 million, but this increase was offset in large part by a decrease of $160 million relating to reductions in spending for water pollution control, hazardous waste programs and various miscellaneous State aid programs. Net other financing sources (uses) decreased $489 million primarily as a result of a reduction in general obligation bond proceeds and a decrease in transfers from the General Fund.

         ECONOMICS AND DEMOGRAPHICS. This section presents economic information about the State which may be relevant in evaluating the future prospects of the State. However, the demographic information and statistical data, which have been obtained from the sources indicated, do not present all factors which may have a bearing on the State's fiscal and economic affairs. Further, such information requires economic and demographic analysis in order to assess the import of the data presented. The data analysis may be interpreted differently, according to the economist or other expert consulted.

         The State Financial Plan is based upon a June 1996 projection by DOB of national and State economic activity. The information in this section and in tables 15 and 16 below summarize the economic outlook upon which projections of receipts and certain disbursements were made for the 1996-97 fiscal year.

         The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

         DOB forecasts that national economic growth will be quite strong in the fist half of calendar 1996, but will moderate considerably as the year progresses. The overall growth rate of the national economy during calendar year 1996 is expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1996 is projected to be moderate at 2.1 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to be contained at about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 5 percent.

         The forecast of the State's economy shows modest expansion during the first half of calendar 1996, but some slowdown is projected during the second half of the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

         The forecast for continued slow growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust.
Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

         THE NEW YORK ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         Services: The services sector which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York. New York's economy is somewhat more reliant than the rest of the nation on this sector; this sector has added more jobs (825,000) than has the State's economy as a whole (665,000) since 1980.

         Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. Manufacturing's share of total employment declined from 20.1 to 12.0 percent between 1980 and 1995. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes one-seventh of all nonfarm labor and proprietors' income.

         Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Government: Federal, State and local government account for almost 18 percent of nonagricultural State employment and 16 percent of nonfarm labor income.

         The importance of the different sectors of the State's economy relative to the national economy is shown in the following table, which compares nonagricultural employment and income by industrial categories for the State and the nation as a whole. Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the service-producing sector.

         ECONOMIC AND DEMOGRAPHIC TRENDS. During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1987 through 1995, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.

         The State's population has grown since 1930, except for a period of decline during the 1970s and a virtual standstill the past two years.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, state personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

                       DEBT AND OTHER FINANCING ACTIVITIES

         LEGAL CATEGORIES OF STATE DEBT AND OTHER FINANCINGS. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings, through public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities for their debt service is subject to annual appropriation by the Legislature. These categories are described in the Glossary of Financial Terms in Exhibit A to this Annual Information Statement and in more detail below.

         General Obligations and State-Guaranteed Financing. There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

         The State may undertake  short-term  borrowings  without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

         Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The constitutional provisions allowing a State guarantee of certain Port Authority of New York and New Jersey debt stipulates that no such guaranteed debt may be outstanding after December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

         Payments   of  debt   service   on   State   general   obligation   and
State-guaranteed bonds and notes are legally enforceable obligations of the State.

         Lease-Purchases and Contractual-Obligation Financing. The State employs additional long-term financing mechanisms, lease-purchase and contractual obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with LGAC to restructure the way the State makes certain local aid payments (see "Local Government Assistance Corporation" below in this section).

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

         The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         Moral Obligation and Other Financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the Urban Development Corporation ("UDC") and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986- 87 fiscal year and no such requirements are anticipated during the 1996-97 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for the City of New York ("NYC MAC") was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds expected to be issued by Troy MAC would not be subject to the State's moral obligation.

         The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State contracts to pay debt service, subject to annual appropriations, on bonds formerly issued by the New York State Medical Care Facilities Finance Agency ("MCFFA") and now issued by the Dormitory Authority of the State of New York ("DASNY") in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 1996-97 fiscal year.

         LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan includes no seasonal borrowing; this reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

         1996-97 BORROWING PLAN. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

         Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $2.15 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1996-97 capital projects. Included therein are borrowings by (i) DASNY for SUNY, The City University of New York ("CUNY"), health facilities, and mental health facilities; (ii) Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ("HFA") for housing programs; and (v) borrowings by the Environmental Facilities Corporation ("EFC") and other authorities. In addition, the Legislature has authorized DASNY to refinance a $787 million pension obligation of the State.

         In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. If the Clean Water, Clean Air Bond Act is approved by the voters, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 Borrowing Plan to finance a portion of this new program.

         OUTSTANDING DEBT OF THE STATE AND CERTAIN AUTHORITIES. For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated-tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

         STATE-SUPPORTED DEBT OUTSTANDING. General Obligation Bond Programs. The first type of State-supported debt, general obligation debt, is currently authorized for three programmatic categories: transportation, environmental and housing. The State has issued bonds only if the first two categories in recent years, with the size of the issues generally decreasing as existing authorizations are diminished. The amount of general obligation bonds and BANs issued in the 1993-94 through 1995-96 fiscal years (excluding bonds issued to redeem BANs) were $388 million, $250 million and $333 million, respectively. Transportation-related bonds are issued for State highway and bridge improvements, aviation, highway and mass transportation projects and purposes, and rapid transit, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 1996, the total amount of outstanding general obligation debt was $5.05 billion, including $293.6 million in BANs.

         The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York Issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See Appendix A to this Statement of Additional Information for a description of municipal securities ratings.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each director who is considered to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by as asterisk (*).


         James C. Armstrong: Director of the Fund. Mr. Armstrong is a management consultant. He was formerly a partner in Armstrong/Seltzer Communications Inc., a New York management, consulting and public relations firm. Earlier he served as Executive Director, Global Public Affairs Institute at New York University and Professor, Bell of Pennsylvania Chair in Telecommunications, Temple University. He was with American Telephone and Telegraph Company for 15 years. His last position with AT&T was Director, Corporate Policy Analysis. Mr. Armstrong previously held positions at the Institute for Defense Analysis, the Office of the Postmaster General, and on the faculty of the University of Maryland. He has been a consultant to government, academic and business organizations, and has served on various government-industry task forces and committees. Mr. Armstrong was an Officer in the United States Navy and holds a Ph.D. in nuclear physics. Mr. Armstrong's address is 70 North Ravenwood Drive, Cape May Court House, New Jersey 08210.


         L. Greg Ferrone: Director of the Fund. Mr. Ferrone is a consultant with IntraNet, Inc., a provider of computer systems to the domestic and international banking industry. Previously he was the Director of Sales & Marketing for RAV Communications Inc., Vice

President/Regional Manager with National Westminster Bank USA and an officer at Security Pacific Bank. Mr. Ferrone received a Bachelor of Science degree from Rensselaer Polytechnic Institute in 1972 and studied at the Stonier Graduate School of Banking. Mr. Ferrone's address is 83 Ronald Court, Ramsey, New Jersey 07446.


         *Vincent J. Malanga: Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, The California Muni Fund and Fundamental Fixed Income Fund. Mr. Malanga is President, Treasurer and a Director of Fundamental Portfolio Advisors, Inc., Executive Vice President, Secretary and a Director of Fundamental Service Corporation, and President, LaSalle Economics Inc., an economic consulting firm. Prior thereto, he was a Vice President and Senior Economist at A. Gary Shilling & Company, Inc., an economic consulting and brokerage firm. He previously served as an Economist at White, Weld & Co. (an investment banking and brokerage firm) and so served from 1976 to 1978. Prior thereto, Mr. Malanga, who holds a Ph.D. in Economics from Fordham University, was an Economist at the Federal Reserve Bank of New York. Mr. Malanga's address is 90 Washington Street, 19th Floor, New York, New York 10006.

         All of the Directors of the Fund are also Trustees of The California Muni Fund and Fundamental Fixed-Income Fund. Dr. Vincent J. Malanga, an officer of the Fund , holds similar offices with The California Muni Fund and Fundamental Fixed-Income Fund.

         For services and attendance at board meetings and meetings of committees which are common to the Fund, Fundamental Fixed-Income Fund and The California Muni Fund (other affiliated mutual funds for which the Fund's investment manager acts as the investment adviser), each Director of the Fund who is not affiliated with the Fund's investment manager is compensated at the rate of $6,500 per quarter prorated among the three funds based on their respective net assets at the end of each quarter. Each such Director is also reimbursed by the three funds, on the same basis, for actual out-of-pocket expenses relating to his attendance at meetings. Some Directors received additional compensation at a rate of $125 per hour for services related to servicing on the Portfolio Review Committee. For the fiscal year ended December 31, 1997, Directors' fees totalling $______ were paid by the Fund to the Directors and to former Directors as a group. As of the date of this Statement of Additional Information, Directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.

                                                    COMPENSATION TABLE

                                              (FOR EACH CURRENT BOARD MEMBER
                                                RECEIVING COMPENSATION FROM
                                                A FUNDAMENTAL FUND FOR THE
                                           MOST RECENTLY COMPLETED FISCAL YEAR)

                                             AGGREGATE COMPENSATION FROM FUND



                                                                                                              AGGREGATE
                                                                                                            COMPENSATION
                                                                                                             PAID BY ALL
                                                                                                            FUNDS MANAGED
                                                                                                                 BY
                                                          HIGH-YIELD       TAX-FREE         U.S. GOV'T       FUNDAMENTAL
                                        CALIFORNIA         MUNICIPAL         MONEY           STRATEGIC        PORTFOLIO
         NAME            NY MUNI           MUNI              BOND            MARKET           INCOME        ADVISORS, INC.

JAMES C. ARMSTRONG       $29,684         $3,044              $496           $2,919             $2,207          $38,350

L. GREG FERRONE          $20,124         $2,064              $336           $1,979             $1,497          $26,000



PORTFOLIO REVIEW COMMITTEE

         Pursuant to the terms of an assurance of discontinuance (the "assurance") entered into with the Department of Law of the State of New York, the Fund has established and will maintain for a period of at least five years from April 15, 1994, a Portfolio Review Committee of its Board of Directors, consisting of no fewer than three independent directors. All of the Independent Directors currently serve on the Portfolio Review Committee.

         The Portfolio Review Committee oversees the Fund's (i) investment performance and strategies; (ii) the adequacy of internal controls and procedures applicable to portfolio personnel and activity; (iii) the amendment, as they may deem necessary in the exercise of their duties, of the Fund's Prospectus; and (iv) compliance with investment policies stated in the Fund's Prospectus, with such other policies as the Board of Directors may from time to time establish, and with all applicable laws, rules and regulations. The Portfolio Review Committee also reviews all annual and semi-annual reports prior to their dissemination to shareholders.

         The Portfolio Review Committee is required to keep a record of its meetings and has the authority to retain such expert (legal, financial or accounting) assistance as the Committee in its sole discretion deems necessary in the exercise of their duties. Fundamental Service Corporation has designated a Compliance Officer who has day-to-day responsibility for the Fund's compliance with applicable Federal and state laws, rules and regulations, the assurance entered into with the Department of Law of the State of New York, and the rules, policies and by-laws of the National Association of Securities Dealers, Inc., particularly as they pertain to sales materials. The Compliance Officer also assists the work of the Portfolio Review Committee.

INVESTMENT MANAGEMENT


         As discussed in the Fund's Prospectus, a Management Agreement (the "Agreement") between the Company, on behalf of the Fund, and Fundamental Portfolio Advisors, Inc.(the "Manager"), was adopted by the Board of Directors of the Fund on October 3, 1990, and was approved by shareholders on November 29, 1990. The Board of Directors last approved the continuation of the Management Agreement on March 25, 1998 for a period of sixty days following March 31, 1998. Vincent J. Malanga, Chairman of the Board, Chief Executive Officer, President and Treasurer of the Fund, and Dr. Lance M. Brofman, each own approximately 48.5% of the outstanding shares of the voting capital stock of the Manager.


         The Manager has agreed that it will notify the Fund's Board of Directors before engaging any new clients of material significance; that, if requested, each Director will receive a weekly portfolio transaction statement from the Manager in order to review all trades made by the Manager; and that if at any time three or more Directors who are "non-interested persons" of the Fund desire to purchase or sell any security for or of the Fund, the Manager, at the direction of the "non-interested" Directors, will immediately purchase or sell such security, as the case may be, at the expense and risk of the Fund.


ADMINISTRATOR, TRANSFER AGENT,
CUSTODIAN AND ACCOUNTING AGENT

         Firstar Trust Company, P.O. Box 701, Milwaukee, WI 53201- 0701 currently acts as Administrator, Transfer Agent, Custodian and Accounting Agent of the Fund.

         Fundamental Shareholder Services, Inc., P.O. Box 1013, Bowling Green Station, New York, New York 10274-1013, an affiliate of Fundamental Portfolio Advisors, Inc. and Fundamental Service Corporation, previously performed all services in connection with the transfer of shares of the Fund, acted as its
dividend  disbursing  agent,  and  as  administrator  of  the  exchange,   check
redemption, telephone redemption and expedited redemption privileges of the Fund
 . During the fiscal year ended December 31, 1997, fees paid to Fundamental Shareholder Services, Inc. by the Fund amounted to $260,717.

                                DISTRIBUTION PLAN

         The Board of Directors and shareholders of the Fund have approved a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plan"). Pursuant to the Plan, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Fund and furnishing other shareholder services. Payments by the Fund shall not in the aggregate in any fiscal year of the Fund exceed 1/2 of 1% of daily net assets of the Fund. The Fund may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions, who may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Fund and communicating with the Fund, the Fund may pay each such Shareholder Service Agent to cover expenditures for advertising, sales literature and other promotional materials on behalf of the Fund.


         The fees payable to Shareholder Service Agents under Shareholder Service Agreements will be negotiated by the Fund's management. The Fund's management will report quarterly to the Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. It will be based upon the management's analysis of (1) the contribution that the Shareholder Service Agent makes to the Fund by increasing Fund assets and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Fund if shareholder services were provided directly by the Fund or other authorized persons; (4) the costs incurred by the Shareholder Servicing Agent in connection with providing services to shareholders; and (5) the need to respond to competitive offers of others which could result in assets being withdrawn from the Fund and an increase in the expense ratio for the Fund.

         The Board of Directors of the Fund, including a majority of the "disinterested" Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements relating thereto, authorized the Fund to enter into an agreement with Fundamental Service Corporation, a Delaware corporation, under the Plan. The agreement provides that the Fund may pay the usual and customary agency's commission to Fundamental Service Corporation for producing and placing Fund advertising in newspapers, magazines or other periodicals, on radio or television, or in direct marketing campaigns. In addition to the foregoing, the Fund may pay Fundamental Service Corporation for marketing research and promotional services specifically relating to the distribution of Fund shares, including office space, facilities and equipment, salaries, training and administrative expenses, computer systems and software, communications, supplies, photocopying and similar types of expenses. The following persons own of record 5% or more of the outstanding shares of voting stock of Fundamental Service Corporation: Mr. Vincent J. Malanga (43.71%); Mr. Thomas W. Buckingham (43.71%); and Dr. Lance M. Brofman (9.90%).


                  The Plan will continue in effect for a period of sixty days following March 31, 1998. The Plan will continue in effect from year to year if specifically approved at least annually by the Board of Directors and the affirmative vote of a majority of the Directors who are not parties to any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties as Directors of the Fund, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan may only be renewed if the Directors make a similar determination for each subsequent year. The Plan may not be amended to increase the maximum amount of payments by the Fund to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a vote of the Board of Directors and of the Directors who have no direct or indirect interest in the Plan, cast in person at a meeting called for the purpose of such vote.


         The Plan provides that the Fund's management shall provide, and that the independent Directors shall review, quarterly reports setting forth the amounts expended pursuant to the Plan and the purpose for which the amounts were expended. It further provides that while the Plan is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the independent Directors.


         During the year ended December 31, 1997, the Fund paid $647,839 for expenses incurred pursuant to the Plan, which amount was spent in the distribution of the Fund's shares, including expenses for: advertising -- $174,850; printing and mailing of Prospectuses to other than current shareholders -- $9,687; and sales, and shareholder servicing support services and other distribution services, -- $463,839. Of the amount paid by the Fund during last year, $307,200 was paid to Fundamental Service Corporation for expenses incurred and services rendered by it pursuant to the Plan.

                              CALCULATION OF YIELD

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising and sales material, are calculated by standard methods prescribed by the Securities and Exchange Commission.

         The Fund's yield is computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the net asset value per share of the Fund on the last day of such base period in accordance with the following formula:

                                       a-b   ^6
                           Yield = 2[(----+1)  -1]
                                       cd


Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursements)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d  =     the  maximum  offering  price per share on the last
                           day of the period.

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

         1. The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any).

         2. The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For these purposes, it is assumed that each month has 30 days.

         3. Interest earned on all debt obligations during the 30-day or one-month period is then totaled.

         4. The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         5. In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation.

In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), the Fund accounts for gain or loss attributable to actual monthly pay downs as an increase or decrease to interest income during the period. In addition, the Fund may elect (1) to amortize the discount or premium on a remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (2) not to amortize the discount or premium on a remaining security.

         For the purposes of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of each obligation in the Fund's portfolio each day that the obligation is in the portfolio. The Fund does not use equalization accounting in the calculation of yield. Expenses accrued during any base period, if any, pursuant to the Plan are included among the expenses accrued during the base period. Any reimbursement accrued pursuant to the Plan during a base period, if any, will reduce expenses accrued pursuant to such plan, but only to the extent the reimbursement does not exceed the accrued expenses for the base period.


         The Fund's yield for the one-month period ended December 31, 1997 determined in accordance with the above formula was ------%.

         Average annual total return quotations are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                  P(1 + T)^n = ERV

Where:            P        =      a hypothetical initial payment of $1000

                  T        =      average annual total return

                  n        =      number of years

                  ERV      =      ending redeemable value of a hypothetical
                                  $1000 payment made at the end of a designated period (or fractional portion thereof)


For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%. The average annual total return for the year ended December 31, 1997 was - ____%. For the five-year period ended December 31, 1997, the average annual total return was ____% and for the ten year period ended December 31, 1997, the average annual total return was ____%.


         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


         The Fund may also from time to time advertise its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax-exempt by one minus the stated marginal Federal income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The taxable equivalent yield of the Fund for the one-month period ended December 31, 1997 was ____% for a taxpayer whose income was subject to the then highest combined Federal, New York State and New York City income tax rate of _____%.


         The Fund's yield and average annual total return will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating yields and returns should be considered when comparing performance information regarding the Fund to information published for other investment companies and other investment vehicles. Yields and return quotations should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, yields and return quotations may be higher or lower than past yields or return quotations and there can be no assurance that any historical yield or return quotation will continue in the future.

                       CUSTODIAN AND INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS


         Firstar Trust Company (the "Bank"), 615 East Michigan Street, Milwaukee, WI, acts as Custodian of the Fund's cash and securities. The Bank also acts as transfer agent and bookkeeping agent for the Fund, and, as bookkeeping agent, monitors the Fund's accounting records and calculates its net asset value.


         McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, acts as independent certified public accountants for the Fund, performing an annual audit of the Fund's financial statements and preparing its tax returns.

                                   TAX MATTERS


         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company


         The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

         If the Fund has a net capital loss (i.e., the excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such years. As of December 31, 1997, the Fund has capital loss carryforwards of $24,147,000 expiring through December 31, 2005. Under Code Section 382, if the Fund has an "ownership change," the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Fund immediately prior to the ownership change multiplied by the highest adjusted long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for any month in the 3-calendar- month period ending with the calendar month in which the ownership change occurs (the rate for April 1998 is 5.04%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Fund and will be taxable to shareholders as described under "Fund Distributions" below.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box."

However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.


         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used , (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the- money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

         Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year- end deemed disposition of Section 1256 contracts is taken into account for that year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year- end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies


         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will not qualify for the 70% dividends-received deduction for corporate shareholders.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

         The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded by them from gross income for federal income tax purposes. However, shareholders required to file federal income tax returns will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed -- at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers -- on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax.

Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund.
Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.


         Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of assets held by the Fund, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although it economically constitutes a return of capital.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who (1) has failed to provide a correct taxpayer identification number , (2) is subject to backup withholding for failure properly to report the receipt of interest or dividend income , or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).


Sale or Redemption of Shares


         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and exempt-interest dividends and amounts retained by the Fund that are designated as undistributed capital gains.


         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized on the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

         In the case of a foreign noncorporate shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.


         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations


         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, perhaps with retroactive effect.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.



                             PORTFOLIO TRANSACTIONS

         The Fund's management provides the Fund with investment advice and recommendations for the purchase and sale of portfolio securities. Newly issued securities are usually purchased from the issuer or an underwriter, at prices including underwriting fees; other purchases and sales are usually placed with those dealers from whom it appears that the best price or execution will be obtained. All orders for the purchase and sale of portfolio securities are placed by the Fund's management, subject to the general control of the Fund's Directors. The Fund's management may sell portfolio securities prior to their maturity if market conditions and other considerations indicate, in the opinion of the Fund's management, that such sale would be advisable. In addition, the Fund's management may engage in short-term trading when it believes it is consistent with the Fund's investment objective. Also, a security may be sold and another of comparable quality may be simultaneously purchased to take advantage of what the Fund's management believes to be a temporary disparity in the normal yield relationships of two securities. The frequency of portfolio transactions -- the Fund's turnover rates -- will vary from year to year depending upon market conditions. For the years ended December 31, 1997 and 1996, the Fund's annual rate of portfolio turnover was approximately 399% and 347%, respectively. Because a high turnover rate increases transaction costs and the possibility of taxable short-term gains (see "Dividends and Tax Status" in the Fund's Prospectus), the Fund's management weighs the added costs of short-term investment against anticipated gains. The Fund's management is generally responsible for the implementation, or supervision of the implementation, of investment decisions, including the allocation of principal business and portfolio brokerage, and the negotiation of commissions.


         It is the Fund's policy to seek execution of its purchases and sales at the most favorable prices through responsible broker-dealers and in agency transactions, at competitive commission rates. When considering broker-dealers, the Fund will take into account such factors as the price of the security, the size and difficulty of the order, the rate of commission, if any, the reliability, financial condition, integrity and general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund's management.

         The Board of Directors of the Fund is authorized to adopt a brokerage allocation policy pursuant to the Securities Exchange Act of 1934 which would permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, or which furnishes research services deemed to be of a lesser value, provided that such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.

         Section 28(e)(3) of the Securities Exchange Act of 1934 defines "Brokerage and Research Services" as including, among other things, advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and offering securities transactions and performing functions incidental thereto (such as clearance and settlement).

         It is not the Fund's practice to allocate principal business or brokerage on the basis of sales of Fund shares which may be made through brokers or dealers, although broker-dealers effecting purchases of Fund shares for their customers may participate in principal transactions of brokerage allocation as described above.

         The Fund pays LAS Investments, Inc.("LAS") commissions or fees for effecting, or participating in the effectuation of (but not executing), transactions in futures contracts and options thereon on behalf of the Fund ("Fund Futures and Options Transactions"). LAS is located at 190 South LaSalle Street, Chicago, Illinois. Mr. Donald E. Newell is the chief executive officer of LAS and the owner of all of its outstanding shares. Messrs. Malanga and Newell are each executive officers and 50% shareholders of LaSalle Portfolio Management, Inc. As a result of Mr. Newell's business relationship with Mr. Malanga, certain procedures incorporating the standards of Rule 17e-1 of the 1940 Act govern the computation and review of all commissions paid and payable to LAS. The procedures limit the commissions or fees received, or to be received, by LAS for Fund Futures and Options Transactions to an amount which is reasonable and fair compared to the commissions, fees or other remuneration received by other introducing brokers in connection with comparable transactions involving similar futures contracts or options on futures contracts, as the case may be, being purchased or sold on a commodities exchange during a comparable period of time. The Fund's independent Board Members determine no less frequently than quarterly that all transactions with LAS during the quarter were effected in compliance with such procedures.

         Beginning in July 1990, all of the Fund's transactions in futures contracts and related options were effected through Sierra Securities, Inc., a broker-dealer located at 190 South LaSalle Street, Chicago, Illinois ("Sierra"). The total amount of commissions paid to Sierra as introducing broker on such transactions for the Fund's account during the years 1990 through 1995 and during January of 1996 was $11,298. The Manager has represented that during such period, it believes that Mr. Donald Newell was a minority shareholder of Sierra. As a result of Mr. Newell's business relationship with Mr. Malanga (see discussion above), all of the futures and options transactions Sierra performed on behalf of the Fund may have been subject to certain standards comparable to those set forth in Rule 17e-1 of the 1940 Act (the "Rule"). On February 1, 1996, the Manager commenced using

LAS as its introducing broker for Fund transactions in futures contracts and related options in place of Sierra. At a meeting held on May 2, 1996, the Fund's Board of Directors, including a majority of the independent Directors, adopted new standards and procedures for the Fund comparable to those set forth in the Rule for transactions in futures contracts and related options through LAS, an affiliated broker-dealer. See above discussion pertaining to LAS.

         From January 1, 1990 to January 31, 1996, the Manager directed syndicate designations in the aggregate dollar amount of $858,094 to Capital Institutional Services, Inc. ("CIS") in connection with the Fundamental Funds' bond purchases through underwriting syndicates. The Manager has represented that CIS, a third-party research provider, at the Manager's direction, paid portions of such syndicate designations to approximately 30 different firms that provided research services used by the Manager in managing the Fundamental Funds, including Capital Market Services, Inc. ("CMS"). Further, that CMS was paid by CIS $115,000 for research provided to the Manager. The $115,000 dollar amount paid by CIS to CMS for the following fiscal years of the Fund was: $35,000 in 1995; $55,000 in 1994; and $25,000 in 1993. The Manager has also represented that it learned in 1996 that at all times during the years 1993, 1994 and 1995, CMS was 100% owned by Mr. Donald E. Newell's wife. Mr. Vincent J. Malanga and Mr. Donald E. Newell are each executive officers and 50% shareholders of LaSalle Portfolio Management, Inc. In order to remove any appearance of impropriety concerning all of the payments made by CIS to CMS in return for research the Manager obtained from CMS, the Manager reimbursed Fundamental U. S. Government Strategic Income Fund (the beneficiary of the research) $115,000 out of its own resources.

                                OTHER INFORMATION


         As of March 31, 1998, the Directors and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of such date, the following persons were known by Fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of the Fund:

NAME & ADDRESS                   NUMBER OF SHARES          PERCENTAGE OF
_______________                  OWNED                     OUTSTANDING SHARES

Centre Reinsurance Limited        10,243,370.024             6.05%
1 Victoria Street
P.O. Box HM1788
Hamilton, Bermuda   HMHX



                              FINANCIAL STATEMENTS


         Audited financial statements of the Fund for the year ended December 31, 1997 are attached hereto.

(CHART MATERIAL)

                               New York Muni Fund
                              Portfolio Composition
                                December 31, 1997
                                  (unaudited)

                                     BY TYPE

(15.8%) FCSI

(51.4%) FCLT

(20.9%) LRIB

(11.9%) INLT


                                   BY RATING+

(4.6%) Non-income
       producing bonds

 (1.3%) AA

(59.6%) AAA

(19.2%) BBB

 (1.9%) Not Rated


FIXED COUPON BONDS
   FCLT -- Long (maturity > 15 years) (includes long zero coupons)
   FCSI -- Short or Intermediate (maturity < 15 years) (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB(Residual Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies inversely with rates on short term companion issues. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   LRIB -- Long Term (maturity > 15 years)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The inverse floater's price will be more volatile than that of a fixed coupon bond.
   INLT -- Long Term  (maturity > 15 years)

+If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(CHART MATERIAL)


$22,786
Lehman
Brothers
Municipal
Bond Index*

$15,144
Fundamental
New York
Muni
Fund, Inc.

$13,926
Consumer
Price Index

--------------------------------------------------------------------------------
                               New York Muni Fund
--------------------------------------------------------------------------------
                           Average Annual Total Return
                                Ended on 12/31/97
--------------------------------------------------------------------------------
                         1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
                         1.46%     (0.62)%     4.24%
--------------------------------------------------------------------------------

                                  Thousands ($)

24   22   20   18   16   14   12   10

12/31/87  12/31/88  12/31/89  12/31/90  12/31/91 12/31/92 12/31/93 12/31/94

12/31/95  12/31/96  12/31/97


Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to Fund performance, including expense reimbursements, if applic able, is contained in the Fund's Prospectus and elsewhere in this report.

*Source:Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

(LEFT COLUMN)

NEW YORK MUNI  FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value
    (Note 4) (cost $127,411,133).....................  $122,737,274
  Receivables:
    Interest.........................................     1,484,267
    Fund shares sold.................................    58,146,118
                                                        -----------
           Total assets..............................   182,367,659
                                                        -----------
LIABILITIES
  Notes payable (Note 6).............................    38,177,582
  Payables:
    Fund shares redeemed.............................       347,948
    Investment securities purchased..................     8,826,774
    Dividend declared................................        27,444
    Due to advisor...................................        24,366
    Accrued expenses.................................       368,138
                                                        -----------
   Total liabilities.................................    47,772,252
                                                        -----------
NET ASSETS consisting of:
   Distributions in excess of net
     investment income................... $   (27,444)
   Accumulated net realized loss ........ (24,284,760)
   Unrealized depreciation of securities. (4,673,859) Paid-in-capital applicable to
   156,836,372 shares of $.01
   par value capital stock............... 163,581,470
                                           ----------
                                                       $134,595,407
                                                       ============
NET ASSET VALUE PER SHARE................                      $.86
                                                               ====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year ended December 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income...............................      $ 7,756,494
EXPENSES (Notes 2 and 3)
   Management fee...............         $640,975
   Custodian and accounting fees          327,214
   Transfer agent fees..........          450,401
   Professional fees............        1,050,450
   Directors' fees..............          102,427
   Printing and postage.........           31,395
   Interest.....................        1,431,511
   Distribution expenses........          647,839
   Operating expenses on
   defaulted bonds..............           72,000
   Other........................          143,176
                                        ---------
                                        4,897,388

   Expenses reimbursed........            (40,700)
                                        ---------
           Total expenses........................        4,856,688
                                                        ----------
           Net investment income.................        2,899,806
                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss on investments    (2,367,322)

   Net unrealized appreciation of
     investments..............          5,608,133
                                        ---------
   Net gain on investments ......................       3,240,811
                                                       ----------
NET INCREASE IN NET ASSETS
FROM OPERATIONS..................................      $6,140,617
                                                       ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------

                                                                                     Year Ended          Year Ended
                                                                                    December 31,        December 31,
                                                                                        1997                1996
                                                                                    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income......................................................      $  2,899,806       $  6,229,467
   Net realized loss on investments...........................................        (2,367,322)        (2,404,362)
   Unrealized appreciation (depreciation) on investments .....................         5,608,133         (4,292,643)
                                                                                     -----------        -----------
   Net (decrease) increase in net assets from operations......................         6,140,617           (467,538)
DISTRIBUTIONS:
   Distributions from investment income.......................................        (2,899,806)        (6,229,467)
   Distributions in excess of net investment income...........................           (27,444)            --
   Return of capital distribution.............................................          (551,666)            --
   Distributions from net realized gain from investments......................           (24,556)            --
   CAPITAL SHARE TRANSACTIONS (Note 5)........................................       (64,787,531)       (23,248,833)
                                                                                     -----------        -----------
   Total decrease.............................................................       (62,150,386)       (29,945,838)
NET ASSETS:
   Beginning of year..........................................................       196,745,793        226,691,631
                                                                                     -----------        -----------
   End of year................................................................      $134,595,407       $196,745,793
                                                                                     ===========        ===========


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF CASH FLOWS
Year Ended December 31, 1997

---------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Cash
   Cash Flows From Operating Activities
     Net increase to net assets from operations ..................................................     $    6,140,617
     Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
       Purchase of investment securities .........................................................     (1,574,433,817)
       Proceeds on sale of securities ............................................................      1,659,325,144
       Decrease in interest receivable ...........................................................          2,324,155
       Decrease in accrued expenses ..............................................................           (391,142)
       Net accretion of discount on securities ...................................................           (111,800)
       Net realized loss:
         Investments .............................................................................          2,367,322
       Unrealized appreciation on securities  ....................................................         (5,608,133)
                                                                                                        -------------
           Net cash provided by operating activities .............................................         89,612,346
                                                                                                        -------------
   Cash Flows From Financing Activities:*
       Increase in notes payable .................................................................         36,846,239
       Proceeds on shares sold ...................................................................      2,222,770,042
       Payment on shares repurchased .............................................................     (2,348,578,756)
       Cash dividends paid .......................................................................           (649,871)
                                                                                                        -------------
           Net cash used in financing activities .................................................        (89,612,346)
                                                                                                        -------------
           Net decrease in cash ..................................................................                  0
   Cash at beginning of year .....................................................................                  0
                                                                                                        -------------
   Cash at end of year ...........................................................................      $           0
                                                                                                        =============

--------------
  *Non-cash financing  activities not included herein consist of reinvestment of dividends  of  $3,233,013.
   Cash  payments  for  interest   expense  totaled $1,672,606.


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                        Type o  Rating oo     Value
     --------                                 -----                                            ----    -----         -----
   $ 1,000,000##  Amherst NY Industrial Development Agency Lease Rev, SurfaceRink Complex,
                     LOC Keyhawk, 5.65%, 10/01/22............................................  FCLT    A          $ 1,015,360
     1,000,000    Metropolitan Transit Authority NY Commuter Facilities Rev, Series C-1,
                     FGIC Insured 5.375%, 07/01/27...........................................  FCLT    AAA          1,011,120
       300,000    Metropolitan Transit Authority NY Transportation Facilities Rev SVC Contract
                     Series 8 5.375%, 07/01/21...............................................  FCLT    A-             300,000
    14,600,000x## New York Inverse Floating Rate Notes*......................................  INLT    A-          14,618,104
       500,000    New York NY Series B, 5.25%,0 8/01/15......................................  FCLT    A-             495,445
     5,290,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 04/01/08...................  FCSI    Aaa          5,402,042
     5,925,000x## New York City, ECF, MBIA Insured, STEP** 3.75%, 10/01/08...................  FCSI    Aaa          6,046,463
     2,200,000x## New York City, IDA, Imclone Systems Inc Project AMT 11.25%, 07/01/04.......  FCSI    NR           2,296,404
     2,000,000    New York City, IDA, Brooklyn Navy Yard Cogen Partners AMT 5.75%, 10/01/36 .  FCLT    Baa3         2,017,800
     6,700,000    New York City, MWFA, Water &Sewer Systems Rev Residual Int Tr Rcpts,
                     Series 29, FGIC Insured, 6.562%, 06/15/30...............................  LRIB    Aaa          6,497,258
     1,030,000    New York City, IDA, Civic Facilities Rev, Anti-Defamation League Foundation
                     Ser A, MBIA Insured,  5.375%, 06/01/27..................................  FCLT    Aaa          1,042,226
     3,500,000##  New York City, IDA, Special Facilities Rev, United Airlines Inc. Project,
                     AMT, 5.65%, 10/01/32....................................................  FCLT    Baa3         3,538,605
     4,970,000##  New York State, DAR, City University Systems Series C 5.00%, 07/01/17 .....  FCLT    Baa1         4,784,270
       850,000    New York State, DAR, City University Series F, FGIC TCRS Insured,
                     5.00%, 07/01/20.........................................................  FCLT    Aaa            827,611
     7,550,000##  New York State, DAR, Court Facilities Lease Series A  5.25%, 05/15/21 .....  FCLT    Baa1         7,419,838
     1,000,000    New York State, DAR, Nursing Home FHA, Rosalind &Joseph Gurwin
                     Jewish Geriatric, AMBAC Insured 5.70%, 02/01/37.........................  FCLT    Aaa          1,023,890
     1,650,000    New York State, DAR, St. Vincent DePaul Residence, LOC Allied Banks PLC,
                     5.30%, 07/01/18.........................................................  FCLT    Aa3          1,639,803
     4,500,000##  New York State, DAR, City University System Residual Int Tr Recpts 27,
                     MBIA Insured, Liquidity The Bank of New York, 8.22%, 07/01/24...........  LRIB    Aaa          4,949,055
    13,460,000##  New York State, DAR, City University System Residual Int Tr Recpts 28,
                     AMBAC Insured, Liquidity The Bank of New York, 7.63%, 07/01/25..........  LRIB    Aaa         14,170,553
     2,510,000    New York State, DAR, Vassar Brothers Hospital, FSA Insured 5.375%, 07/01/25  FCLT    Aaa          2,525,462
     5,000,000    New York State, DAR, Mental Health Services Facilities Improvement
                     Series D, FSA Insured, 5.125%, 08/15/27.................................  FCLT    AAA          4,909,950
     7,500,000##  New York State, DAR, FHA, St Barnabas Hospital AMBAC Insured
                     5.45%, 08/01/35.........................................................  FCLT    Aaa          7,565,700
       750,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.45%, 08/01/27.........................................................  FCLT    Aaa            755,730
     1,000,000    New York State, DAR, FHA, Sara Neuman Nursing Home AMBAC Insured
                     5.50%, 08/01/37.........................................................  FCLT    Aaa          1,009,340
    42,000,000    New York State, DAR, FHA, Presbyterian Hospital Series A AMBAC Insured
                     0.00%, 08/15/36.........................................................  FCLT    Aaa          5,404,560
     2,000,000    New York State, DAR, FHA, Highland Hospital Rochester Series A,
                     MBIA Insured, 5.45%, 08/01/37...........................................  FCLT    Aaa          2,008,680
     1,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/11....................................  FCLT    Aaa          1,009,710
     2,000,000    New York State, EFC, Pollution Control Rev, Ref-St Wtr-Sub-Revolving Fund
                     Series E, MBIA Insd, 5.00%, 06/15/12....................................  FCLT    Aaa          2,016,160


NEW YORK MUNI FUND

December 31, 1997

-----------------------------------------------------------------------------------------------------------------------------

     Principal
      Amount                                  Issue ooo                                            Type o  Rating oo     Value
     --------                                 -----                                                ----    -----         -----
   $ 4,040,000    New York State, HFA, Service Contract Obligation Rev Series C, 5.50%, 03/15/25.  FCLT    Baa1       $  4,064,644
     5,000,000##  New York State, MCFFA, HFA, Rev, Presbyterian Hospital
                     MBIA-IBC Insured 5.375%, 02/15/25...........................................  FCLT    Aaa           5,045,500
     9,805,000x# ##  Niagara County NY, IDA Falls Street Faire Project AMT, 10.00% 09/01/06
                     (see Note 4 to Financial Statements)........................................  FCSI    NR            3,509,700
     5,870,000x#  ## Niagara Falls NY, URA, Old Falls Street Improvement Project, 11.00% 05/01/09
                     (see Note 4 to Financial Statements).............................. .........  FCSI    NR            2,101,167
     1,760,000    Syracuse NY, IDA, Civic Facilities Rev, Crouse Health Hospital Project,
                     Series A 5.375%, 01/01/23...................................................  FCLT    BBB           1,715,124
                                                                                                                      ------------
                             Total Investments (Cost $127,411,133 @).............................                     $122,737,274
                                                                                                                      ============

  * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or value of an index. Rates shown are at December 31, 1997.
 ** Step Bonds (STEP) are instruments whose interest rate is fixed at an initial rate and then increases ("steps up") to another fixed rate until maturity.
  @ Cost for Federal income tax purposes is $127,989,424.
  # The value of these non-income producing securities has been estimated by persons designated by the Fund's Board of Directors using  methods  the Director's  believe  reflect  fair  value.  See  Note  4  to  the  financial statements.
 ## $82,462,761  market value of securities are  segregated  in whole or in part as collateral securing a line of credit.
  x The Fund owns 100% of the security and therefore there is no  trading  in  the  security.   See  Note  4  to  the  financial
    statements.

Legend
       oType   FCLT        --Fixed Coupon Long Term
               FCSI        --Fixed Coupon Short or Intermediate Term
               LRIB        --Residual Interest Bond Long Term
               INLT        --Indexed Inverse Floating Rate Bond Long Term
   ooRatings   If a security has a split rating the highest applicable rating is used,  including  published ratings on identical credits for individual securities not individually rated.
               NR--Not Rated
    ooolssue   AMBAC       American Municipal Bond Assurance Corporation
               AMT         Alternative Minimum Tax
               CAB         Capital Appreciation Bond
               CFR         Civic Facility Revenue
               COP         Certificates of Participation
               DAR         Dormitory Authority Revenue
               ECF         Educational Construction Fund
               EFC         Environmental Facilities Corp.
               ETM         Escrowed to Maturity
               FGIC        Financial Guaranty Insurance Corporation
               FHA         Federal Housing Administration
               FSA         Financial Security Association
               GO          General Obligation
               HDA         Housing Development Agency
               HFA         Housing Financing Agency
               HIC         Hospital Improvement Corporation
               IDA         Industrial Development Authority
               ITEMECF     Industrial, Tourist, Education, Medical and Environmental Control Facilities
               LOC         Letter of Credit
               MBIA        Municipal Bond Insurance Assurance Corporation
               MCF         Medical Care Facilities
               MCFFA       Medical Care Facilities Finance Agency
               MTA         Metropolitan Transit Authority
               MWFA        Municipal Water Finance Authority
               NHRB        Nursing Home Revenue Bond
               RB          Revenue Bond
               RDA         Research and Development Authority
               SWMA        Solid Waste Management Authority
               URA         Urban Renewal Authority


                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------------------------------------------------

1.Significant Accounting Policies

     New York Muni Fund (the Fund) is a series of Fundamental Funds, Inc. (the "Company"). The Company is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund intends to achieve its objective by investing substantially all of its total assets in municipal obligations of New York State, its political subdivisions and its duly constituted authorities and corporations. The Fund employs leverage in attempting to achieve this objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

          Valuation of Securities--The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's directors, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Municipal daily or weekly variable rate demand instruments will be priced at par value plus accrued interest. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's directors using methods which the directors believe reflect fair value.

          Futures Contracts and Options Written on Future Contracts--Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

          Federal  Income  Taxes--It  is the  Fund's  policy to comply  with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

          Distributions--The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of
     Directors. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

          General--Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized loss as incurred.

          Accounting Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

2.Investment Advisory Fees and Other Transactions with Affiliates

     Management Agreement
     Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager has voluntarily agreed to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1997 due to the expense limitation. See Note 8.

     SEC Administrative Action Against Manager
     On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Directors. A hearing has been scheduled with an admninistrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

     Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see Note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of the Fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the Fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. $219,300 of the proceeds from the reimbursement have been included in the realized gain on investments and $40,700 have been included as an expense reimbursement in the accompanying financial statements. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

     Distribution Plan and Service Agreement
     Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

     Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $307,200 for the year ended December 31, 1997.

     NASD Sanctions and Fines
     On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 amounted to $260,717.

3.Directors' Fees

     All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Directors also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4.Complex Securities, Concentrations of Credit Risk, and Investment Transactions

     Inverse Floating Rate Notes (IFRN):
     The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a "leverage factor"whereby the interest rate moves inversely by a "factor" to the benchmark rate. For example, the rates on the inverse floating rate note may move inversely at three times the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

     Concentration of Credit Risk and Transactions in Defaulted Bonds:
     The Fund owned 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects.

     The Fund, through its investment banker and manager, negotiated the sale of the Falls Street Station project. The net proceeds received on the sale of approximately $2,800,000 were accounted for as a pro rata recovery of principal of each of the bonds. The remaining principal value of the Fall Street Station IDA Bond of approximately $3,887,000 was charged to realized loss on investments.

     The remaining two securities are being valued under methods approved by the Board of Directors. The aggregate value of these securities is $5,610,867 (35.8% to their aggregate face value of $15,675,000). There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to provide repayment of the bonds. No interest income was accrued on these bonds during the year ended December 31, 1997. Legal, investment banking, and other restructuring costs charged to realized loss totaled approximately $153,000 for the year ended December 31, 1997 ($1,640,000 cumulatively from October 6, 1992 to December 31, 1997). The Fund through its investment banker, engaged a property manager to maintain the Projects on its behalf, and the Fund is paying the net operating expenses of the Project. Net operating expenses related to the Projects for the year ended December 31, 1997 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1997 totaled approximately $684,629

     Additionally, the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active trading in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $33,973,880 (25% of net assets) at December 31, 1997.

     Other Investment Transactions:
     During the year ended December 31, 1997,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $554,177,076   and
$647,162,806, respectively.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

     As of December 31, 1997 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,252,150 composed of unrealized appreciation of $4,320,774 and unrealized depreciation of $9,572,924.

     The Fund has capital loss carryforwards available to offset future capital gains as follows:
                                   Amount               Expiration
                                   ------               ----------
                                 $18,503,000         December 31, 2002
                                   3,430,000         December 31, 2004
                                   2,214,000         December 31, 2005
                                 -----------
                                 $24,147,000
                                 ===========

5.Capital Stock

    As of December 31, 1997 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:


                                                     Year Ended                              Year Ended
                                                  December 31, 1997                       December 31, 1996
                                             --------------------------              --------------------------
                                             Shares             Amount               Shares             Amount
                                          ------------       ------------         ------------       ------------
Shares sold.........................     2,692,167,470      $2,280,916,160       3,704,110,578      $3,314,430,819
Shares issued on reinvestment
of dividends........................         3,788,810           3,223,013           5,501,544           4,939,206
Shares redeemed ....................    (2,765,077,644)     (2,348,926,704)     (3,714,943,217)     (3,342,618,858)
                                        --------------      --------------      --------------      --------------
Net (decrease) .....................       (69,121,364)     $  (64,787,531)         (5,331,095)     $  (23,248,833)
                                        ==============      ==============      ==============      ==============

6.Line of Credit

     The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate. Pursuant to these agreements $38,177,582 was outstanding at December 31, 1997.

    The maximum month end and the average borrowings outstanding during the year ended December 31, 1997 were $82,500,000 and $20,630,505, respectively.

7. Agreement and Plan of Reorganization

     On July 15, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

     The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

     A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

     At its March 25, 1998 Board of Directors' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

NEW YORK MUNI FUND

December 31, 1997

--------------------------------------------------------------------------------

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $50,230. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    FSC waived fees in the amount of $51,200 in 1998. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Independent Directors have instructed the Manager to escrow the full amount incurred by the Fund of approximately $50,230.

9. Selected Financial Information


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .......................     $0.87       $0.98      $0.88      $1.18       $1.21
                                                               -----       -----      -----      -----       -----
Income from investment operations:
Net investment income ....................................      .021        .035        .035       .056        .065
Net realized and unrealized gains (losses)
on investments ...........................................      (.009)      (.110)      .101      (.290)       .082
                                                                ----       -----      -----      -----       -----
Total from investment operations .........................      .012        (.075)      .136      (.234)       .147
                                                               -----       -----      -----      -----       -----
Less Distributions:
Dividends from net investment income .....................      (.019)      (.035)     (.035)     (.056)      (.065)
Return of capital distributions...........................      (.003)        --         --          --         --
Dividends from net realized gains ........................        --          --       (.001)     (.010)      (.112)
                                                               -----       -----      -----      -----       -----
Total distributions ......................................      (.022)      (.035)     (.036)     (.066)      (.177)
                                                               -----       -----      -----      -----       -----
Net Asset Value, End of Year .............................     $0.86       $0.87      $0.98      $0.88       $1.18
                                                               =====       =====      =====      =====       =====
Total Return .............................................      1.46%      (7.73%)    15.67%    (20.47%)     12.58%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ............................  $134,595    $196,746    $226,692   $212,665   $275,552
Ratios to Average Net Assets:
Interest expense .........................................      1.10%       2.11%       2.09%      1.59%        .61%
Operating expenses .......................................      2.64%       1.66%       1.55%      1.62%       1.44%
                                                                -----       -----      -----       -----       -----
Total expenses ...........................................      3.74%+      3.77%       3.64%      3.21%       2.05%
                                                                =====       =====      =====       =====       =====
Net investment income ....................................      2.23%+      3.89%       3.81%      5.34%       5.20%
Portfolio turnover rate ..................................    399.38%     347.44%     347.50%    289.69%     404.05%


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                               1997         1996       1995       1994        1993
                                                               ----         ----       ----       ----        ----
BANK LOANS
Amount outstanding at end of year (000 omitted) ..........    $38,178      $1,200     $64,575    $20,000     $20,873
Average amount of bank loans outstanding during the year
(000 omitted) ............................................    $20,631     $49,448     $49,603    $54,479     $24,100
Average number of shares outstanding during the year
(000 omitted) ............................................    153,535     178,456     191,692    206,323     184,664
Average amount of debt per share during the year .........    $  .134    $   .277    $   .259     $ .264      $ .131


+These  ratios  are  after  expense  reimbursement  of .03% for the  year  ended December 31, 1997.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
New York Muni Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund as of December 31, 1997, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund as of December 31, 1997 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.


S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

THE CALIFORNIA MUNI FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities
    at value (cost $8,917,684) .................  $ 9,183,831
  Interest receivable ..........................      252,201
  Receivable for fund shares sold ..............    4,962,106
                                                  -----------
              Total assets .....................   14,398,138
                                                  -----------
LIABILITIES
  Loans (Note 6) ...............................      503,018
  Dividend Payable .............................       10,223
  Accrued expenses .............................       52,893
                                                  -----------
              Total liabilities ................      566,134
                                                  -----------
NET ASSETS consisting of:
  Accumulated net realized gain ...  $   220,789
  Unrealized appreciation of
    securities ....................      266,147
  Paid-in-capital applicable to
    1,672,917 shares of beneficial
    interest (Note 4) .............   13,345,068
                                      ----------  -----------
                                                  $13,832,004
                                                  ===========

NET ASSET VALUE PER SHARE                               $8.27
                                                        =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ..................              $1,009,193
EXPENSES (Notes 2 and 3)
  Management fee ................... $63,726
  Custodian and accounting fees ....  60,460
  Transfer agent fees ..............  38,033
  Professional fees ................ 144,918
  Printing and postage .............  16,886
  Interest .........................  53,011
  Distribution expenses ............  44,731
  Trustees' fees ...................  10,471
                                     -------
               Total expenses ...... 432,236
               Less: Expenses reim-
                 bursed by manager .  (3,296)
               Net expenses ........ -------         428,940
                                                  ----------
               Net investment income                 580,253
                                                  ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments .                 493,308
  Unrealized appreciation of
    investments for the year .......                 374,518
                                                  ----------
             Net gain on investments                 867,826
                                                  ----------
NET INCREASE IN NET ASSETS FROM
OPERATIONS .........................              $1,448,079
                                                  ==========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Year Ended        Year Ended
                                                                        December 31,      December 31,
                                                                            1997              1996
                                                                        ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................................ $   580,253      $   694,929
  Net realized gain on investments .....................................     493,308          100,733
  Unrealized appreciation (depreciation) of investments for the year ...     374,518         (876,013)
                                                                         -----------      -----------
      Net increase (decrease) in net assets from operations ............   1,448,079          (80,351)
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ................................................    (580,253)        (694,929)
CAPITAL SHARE TRANSACTIONS (Note 4) ....................................  (3,287,401)       4,404,527
                                                                         -----------      -----------
          Total increase (decrease) ....................................  (2,419,575)       3,629,247
NET ASSETS:
  Beginning of year ....................................................  16,251,579       12,622,332
                                                                         -----------      -----------
  End of year .......................................................... $13,832,004      $16,251,579
                                                                         ===========      ===========


                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
--------------------------------------------------------------------------------

  Increase (Decrease) in Cash
  Cash Flows From Operating Activities
    Net increase to net assets from operations ................... $  1,448,079
    Adjustments to reconcile net increase in net assets from
      operations to net cash provided by operating activities:
      Purchase of investment securities .......................... (128,371,610)
      Proceeds on sale of securities .............................  136,362,253
      Increase in interest receivable ............................       (5,768)
      Decrease in accrued expenses ...............................      (81,857)
      Net accretion of discount on securities ....................     (135,229)
      Net realized gain:
        Investments ..............................................     (493,308)
    Unrealized appreciation on securities ........................     (374,518)
                                                                   ------------
           Net cash provided by operating activities .............    8,348,042
                                                                   ------------
  Cash Flows From Financing Activities:*
      Increase in notes payable ..................................      503,018
      Proceeds on shares sold ....................................  251,745,912
      Payment on shares repurchased .............................. (260,415,184)
      Cash dividends paid ........................................     (195,278)
                                                                   ------------
           Net cash used in financing activities .................   (8,361,532)
                                                                   ------------
           Net decrease in cash ..................................      (13,490)
  Cash at beginning of year ......................................       13,490
                                                                   ------------
  Cash at end of year ............................................ $          0
                                                                   ============
-----------
  *Non-cash financing activities not included herein consist of reinvestment of dividends of $419,765.
   Cash payments for interest expense totaled $57,087.

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
$  100,000(DD)    Arvin, Development Corporation, COP, RB, 8.75%, 9/01/18 .............  FCLT     NR       $   24,505

   200,000        Beverly Hills, PFA, RB, IFRN*, MBIA Insured, 7.32%, 6/01/15 .........  LRIB     AAA         209,428

   100,000        CSAC Finance Corp, COP, Sutter County Health Facilities Project,
                    7.80%, 1/01/21 ....................................................  FCLT     Baa1        102,158

    70,000        California, HFA, Home Mortgage, RB, Series A, MBIA Insured,
                    5.70%, 8/01/10 ....................................................  FCSI     Aaa          74,163
   300,000+       California Statewide Communities Development Authority, Cedars
                    Sinai Medical Project, COP, RB, IFRN*, 6.97%, 11/01/15 ............  LRIB     A1          290,166

   300,000        East Bay, Wastewater System Project, RB, Refunding, AMBAC
                    Insured, IFRN*, 6.87%, 6/01/20 ....................................  LRIB     AAA         312,108

   220,000        Hawthorne, CRA, TAR, 6.75%, 9/01/24 .................................  FCLT     Baa         240,933

   170,000        Lake Elsinore, USD, Refunding, COP, 6.90%, 2/01/20 ..................  FCLT     BBB         187,299

    10,000        Los Angeles, Home Mortgage, RB, 9.00%, 6/15/18 ......................  FCLT     A            10,200

 1,505,192        Los Angeles, HFA, MFH Project C, CAB, RB, 12.00%, 12/01/29 ..........  FCLT     NR        1,112,291

    35,000        Modesto, Valley Oak Project, RB, 10.60%, 5/01/09 ....................  FCSI     NR           35,792

   250,000        Northern California Power Agency, Multiple Capital Facilities, RB,
                    MBIA Insured, IFRN*, 8.76%, 8/01/25 ...............................  LRIB     AAA         293,040

   250,000        Northern California Transmission Agency, CA-ORE Transmission
                    Project, RB, MBIA Insured, IFRN*, 6.81%, 4/29/24 ..................  LRIB     AAA         254,042

   500,000        Orange County Airport, RB, Refunding, MBIA Insured, 5.625%,
                    7/01/12 ...........................................................  FCLT     Aaa         526,415

   250,000+       Orange County, LTA, RB, IFRN*, 8.01%, 2/14/11 .......................  LRIB     AA          297,597

   250,000        Orange County, LTA, RB, IFRN*, 7.81%, 2/14/11 .......................  LRIB     AAA         289,027

   185,000        Panoche, Water District, COP, 7.50%, 12/01/08 .......................  FCSI     BBB         199,776

   250,000        Rancho, Water District Financing Authority, RB, Prerefunded @
                    104, AMBAC Insured, IFRN*, 8.82%, 8/17/21 .........................  LRIB     AAA         301,443

   250,000        Redding, Electric System, COP, Series A, FGIC Insured, IFRN*,
                    7.20%, 6/01/19 ....................................................  LRIB     AAA         264,078

   175,000        Riverside, HFA, Riverside Apartment Project, RB, 7.87%, 11/01/19 ....  FCLT     BB-         178,896

   500,000        San Bernardino, COP, Series B. MBIA Insured, IFRN*, 6.38%,
                    7/01/16 ...........................................................  INLT     AAA         531,045

   900,000        San Bernardino,  COP, Series PA38, MBIA Insured, IFRN*,
                    11.92%, 7/01/16, Rule 144A Security (restricted as to resale
                    except to qualified institutions) .................................  LRIB     NR        1,021,995

   200,000        San Diego Water Authority, COP, FGIC Insured, IFRN*, 7.09%,
                    4/22/09 ...........................................................  LRIB     AAA         240,624

 1,440,000x       San Jose, CRA, Series PA-38, TAB, MBIA Insured, IFRN*, 5.83%,
                    8/01/16, Rule 144A Security (restricted as to resale except to
                    qualified institutions) ...........................................  LRIB     AAA       1,471,306

THE CALIFORNIA MUNI FUND

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
---------------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue ooo                                     Type   Rating       Value
    ------                                 -----                                         ----   ------       -----
 $ 250,000        Southern California Public Power Authority, FGIC Isured, IFRN*,
                    6.62%, 7/01/17 ....................................................  LRIB     AAA      $  248,070

    55,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, 6.45%, 12/01/28 .......  FCLT     AAA          59,388

    30,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series B, 6.30%,
                    12/01/28 ..........................................................  FCLT     AAA          32,358

   250,000        Tri City, HFA, FNMA/GNMA Collateralized, AMT, Series E, 6.40%,
                    12/01/28 ..........................................................  FCLT     AAA         271,518

   100,000        Upland, HFA, RB, 7.85%, 7/01/20 .....................................  FCLT     BBB         104,170
                                                                                                          -----------
                          Total Investments (Cost $8,917,684#) ........................                   $ 9,183,831
                                                                                                          ===========

    *Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

    #Cost is the same for Federal income tax purposes.

    xThe Fund owns 100% of the security and therefore there is no trading in the security.

 (DD)Denotes non-income producing security: Security is in default. +Segregated, in whole or part, a collateral securing a line of credit.

                                     Legend
(LEFT COLUMN)

oType      FCLT     -Fixed Coupon Long Term
           FCSI     -Fixed Coupon Short or Intermediate Term
           LRIB     -Residual Interest Bond Long Term
           INLT     -Indexed Inverse Floating Rate Bond Long Term

ooRatings           If a security has a split rating the highest applicable
                    rating is used, including published ratings on identicial
                    credits for individual securities not individually rated.
                    Ratings are unaudited.
           NR       -Not Rated

oooIssue   AMBAC    American Municipal Bond Assurance Corporation
           AMT      Alternative Minimum Tax
           CAB      Capital Appreciation Bond
           CGIC     Capital Guaranty Insurance Company

(RIGHT COLUMN)

         COP      Certificate of Participation
         CRA      California Redevelopment Agency
         FGIC     Financial Guaranty Insurance Corporation
         FNMA     Federal National Mortgage Association
         FSA      Financial Security Assurance, Inc.
         GNMA     Government National Mortgage Association
         HFA      Housing Finance Authority
         LTA      Local Transportation Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         MFH      Multi Family Housing
         PFA      Public Financing Authority
         RB       Revenue Bond
         TAB      Tax Allocation Bond
         TAR      Tax Allocation Refunding
         USD      Unified School District

                       See Notes to Financial Statements.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

1. Significant Accounting Policies

    The California Muni Fund (the Fund) was organized as a Massachusetts business trust and is registered as an open end management investment company under the Investment Company Act of 1940. The Fund's objective is to provide as high a level of income that is excluded from gross income for Federal income tax purposes and exempt from California personal income tax as is consistent with the preservation of capital. The Fund employs leverage in attempting to achieve its objective. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

    Valuation of Securities-The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

    Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

(RIGHT COLUMN)

    Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Action Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been sched-

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)

uled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville (see note 7), as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The affiliated fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the
Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Distribution Plan and Service Agreement
    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.


(RIGHT COLUMN)

    Under a Service Agreement with FSC, an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations of which approximately $39,200 was paid by FSC.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which terminated on September 11, 1997. Transfer agent fees paid to FSSI for the year ended December 31, 1997 aggregated $28,066.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,345,068. Transactions in shares were as follows:

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(LEFT COLUMN)


                         Year Ended                        Year Ended
                     December 31, 1997                 December 31, 1996
                     -----------------                 -----------------
                  Shares           Amount           Shares           Amount
                  ------           ------           ------           ------
Shares sold     32,632,214      $256,708,018      29,177,580      $234,552,576

Shares issued
  on
  reinvest-
  ment of
  dividends         51,101           419,765          58,802           472,727

Shares
  redeemed     (33,097,092)     (260,415,184)    (28,566,533)     (230,620,776)
               -----------      ------------     -----------      ------------

Net increase
  (decrease)      (413,777)       (3,287,401)        669,849      $  4,404,527
                  ========        ==========         =======      ============


5. Complex Securities and Investment
   Transactions

Inverse Floating Rate Notes:
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

Investment Transactions:
    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $9,050,450 and $13,516,911, respectively.

    As of December 31, 1997 the net unrealized appreciation of portfolio securities amounted to $266,147 composed of unrealized appreciation of $744,806 and unrealized depreciation of $478,659.


(RIGHT COLUMN)

6. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by portfolio securities. Borrowings under this agreement bear interest linked to the bank's prime rate. The maximum month end and the average borrowings outstanding during the year ended December 1997, were $2,000,000 and $664,000, respectively.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

THE CALIFORNIA MUNI FUND
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $4,000. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an independent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $4,000 as of April 30, 1998.


9. Selected Financial Information

                                                                            Years Ended December 31,
                                                                -----------------------------------------------
                                                                1997        1996       1995      1994      1993
                                                                ----        ----       ----      ----      ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year .........................   $ 7.79      $ 8.91     $ 7.10    $ 9.49    $ 8.81
                                                               -------     -------    -------   -------   -------
Income from investment operations:
Net investment income ......................................      .376        .409       .419      .553      .563

Net realized and unrealized gains (losses)
  on investments ...........................................      .480      (1.120)     1.810    (2.390)     .876
                                                               -------     -------    -------   -------   -------
       Total from investment operations ....................      .856       (.711)     2.229    (1.837)    1.439
                                                               -------     -------    -------   -------   -------
Less Distributions:
Dividends from net investment income .......................     (.376)      (.409)     (.419)    (.553)    (.563)

Dividends from net realized gains ..........................       -           -          -         -       (.196)
                                                               -------     -------    -------   -------   -------
Total distributions ........................................     (.376)      (.409)     (.419)    (.553)    (.759)
                                                               -------     -------    -------   -------   -------
Net Asset Value, End of Year ...............................   $ 8.27      $ 7.79     $ 8.91    $ 7.10    $ 9.49
                                                               =======     =======    =======   =======   =======
Total Return ...............................................    11.33%      (8.01%)    32.02%   (19.89%)   16.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000) ..............................    13,832      16,252     12,622    10,558    16,280

Ratios to Average Net Assets:
  Interest expense .........................................       .42        .45%        .39%     .98%      .39%
  Operating expenses .......................................      2.95*      2.81%       2.81%    2.50%     1.77%*
                                                               -------     -------    -------   -------   -------
       Total expenses ......................................      3.37*      3.26%       3.20%    3.48%     2.16%*
                                                               =======     =======    =======   =======   =======
       Net investment income ...............................     4.55%*      4.88%       5.02%    6.80%     6.04%*
Portfolio turnover rate ....................................    70.86%      89.83%      53.27%   15.88%    51.26%

BANK LOANS
Amount outstanding at end of year (000 omitted) ............     $ 275       $   0       $   0   $1,292    $3,714

Average amount of bank loans outstanding during the year
  (000 omitted) ............................................    $ 664        $ 823       $ 642   $1,620     $ 958

Average number of shares outstanding during the year
  (000 omitted) ............................................    1,609        1,768       1,635    1,711     1,517

Average amount of debt per share during the year ...........   $  .41       $  .47      $  .39    $ .95     $ .63

*These ratios are after expense  reimbursement  of .03%, and .50% for the years ended December 31, 1997 and 1993.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
The California Muni Fund

    We have audited the accompanying statement of assets and liabilities including the statement of investments of The California Muni Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of The California Muni Fund as of December 31, 1997, the results of its operations, cash flows, changes in its net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E


New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Cash ............................................   $ 1,776,944

  Investment in securities at value
    (cost $75,869,410) ............................    75,869,410

  Receivables:
    Fund shares sold ..............................       135,853

    Interest ......................................       270,975
                                                      -----------
            Total assets ..........................    78,053,182
                                                      -----------
LIABILITIES
  Payables:
    Investment securities purchased ...............     1,103,151
    Fund shares redeemed ..........................    63,627,947
    Dividends .....................................         9,321
    Due to advisor ................................        10,866

  Accrued expenses ................................        38,729
                                                      -----------
            Total liabilities .....................    64,790,014
                                                      -----------
NET ASSETS equivalent to $1.00 per share on
 13,270,069 shares of beneficial interest
 outstanding (Note 4) .............................   $13,263,168
                                                      ===========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ...................                  $1,729,572

EXPENSES (Notes 2 and 3)
  Investment advisory fees ..........$245,844
  Custodian and accounting fees .....  41,002
  Transfer agent fees ...............  84,687
  Trustees' fees ....................  10,041
  Professional fees .................  88,996
  Distribution fees ................. 245,844
  Postage and printing ..............  22,506
  Other .............................  12,291
                                     --------
            Total expenses .......... 751,211

Less:
  Expenses paid indirectly (Note 6) . (41,002)
  Expenses reimbursed by Manager ....  (5,982)
                                     --------
            Net expenses ............                     704,227
                                                       ----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                           $1,025,345
                                                       ----------


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    Year Ended       Year Ended
                                                   December 31,     December 31,
                                                       1997             1996
                                                   ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .......................... $ 1,025,345      $ 1,161,235
                                                   -----------      -----------
       Net increase in net assets from operations.   1,025,345        1,161,235

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..............................  (1,025,345)      (1,161,235)
CAPITAL SHARE TRANSACTIONS (Note 4) ..............   8,642,404       (6,629,783)
                                                   -----------      -----------
       Total (decrease) increase .................   8,642,404       (6,629,783)

NET ASSETS
  Beginning of year ..............................   4,620,764       11,250,547
                                                   -----------      -----------
  End of year .................................... $13,263,168      $ 4,620,764
                                                   ===========      ===========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----
$2,700,000        Ascension Parish, LA, PCR, BASF Wyandote Corp, LOC Bank of Tokyo,
                    VRDN*, 5.10%, 12/01/15 .....................................................  $2,700,000

 1,500,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 5th Series, 5.00%, 7/01/24 ..................................   1,500,000

 4,000,000        Burke County, GA, Development Authority, VRDN*, PCR, Georgia Power Co.
                    Vogtle Project 4th Series, 5.00%, 9/01/25 ..................................   4,000,000

 2,800,000        Columbia AL, IDB, PCR Alabama Power Co. Project, VRDN*, Series D, 5.00%,
                    10/01/22 ...................................................................   2,800,000

    75,000        Cuyahoga County, OH, IDR, S & R Playhouse Realty, VRDN*, LOC Marine
                    Midland Bank, 3.85%, 12/01/09 ..............................................      75,000

   200,000        Delaware County, PA, SWDF, Scott Paper Project, Kimberly-Clark Corp
                   Guaranty, VRDN*, 3.65%, 12/01/18 ............................................     200,000

   200,000        Fulton County, GA, PCR, General Motors Project, VRDN*, 3.90%, 4/01/10 ........     200,000

   200,000        Garfield County, OK, PCR, Oklahoma Gas & Electric Co. Project A, VRDN*,
                    3.75%, 1/01/25 .............................................................     200,000

   125,000        Genesee County, NY, IDR, Orcon Industries, AMT, LOC Fleet Bank, VRDN*,
                    4.50%,12/01/98 .............................................................     125,000

   300,000        Illinois Educational Facility Authority, RB, Art Institute of Chicago, Northern
                    Trust Liquidity, VRDN*, 3.85%, 3/01/27 .....................................     300,000

   300,000        Illinois HFAR, Franciscan Sisters Project, LOC Toronto Dominion Bank,
                    VRDN*, 3.65%, 9/01/15 ......................................................     300,000

 2,000,000        Illinois HFAR, Healthcorp Affiliates Project, LOC Raborbank Nederland,
                    VRDN*, 4.05%, 11/01/20 .....................................................   2,000,000

 2,855,000        Jackson County, Miss., PCR, Chevron Corp. Project, VRDN*, 5.00%,
                    12/01/16 ...................................................................   2,855,000

 3,700,000        Los Angeles, CA, Regional Airports Improvement Corp, LOC Societe
                    Generale, VRDN*, 5.00%, 12/01/25 ...........................................   3,700,000

   200,000        McIntosh, AL, PCR, Ciba Geigy Project, LOC Swiss Bank Corp. VRDN*,
                    3.65%, 12/01/03 ............................................................     200,000

 5,000,000        Midland County, MI, Economic Development Corp, Dow Chemical Project B,
                    AMT, VRDN*, 5.00%, 12/01/15 ................................................   5,000,000

   300,000        Missouri, PCR, Monsanto Project, VRDN*, 3.70%, 2/01/09 .......................     300,000

   200,000        Missouri, Third Street Building Project, SPA First Chicago, VRDN*, 3.90%,
                    8/01/99 ....................................................................     200,000

   300,000        Montgomery, AL, Baptist Medical Center, Special Care Facilities Financing
                    Authority, Series H, AMBAC Insured, VRDN*, 3.70%, 12/01/30 .................     300,000

   200,000        Nebraska Higher Education Loan Program, SPA, SLMA, MBIA Insured,
                    VRDN*, 3.65%, 12/01/15 .....................................................     200,000

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                  Value
    ------                                 -----                                                    -----

$ 5,100,000       New York City, NY, GO, LOC Chase Manhattan Bank, VRDN*, 5.00%, 8/01/23 ......   $5,100,000

  2,500,000       New York City, NY, GO, Landesbank Hessen Liquidity, VRDN*, 3.60%, 2/15/20 ...    2,500,000

  4,000,000       New York City, NY, Municipal Water Finance Authority, Water & Sewer System
                    RB, TR Receipts Series 29, The Bank of New York Liquidity, VRDN*,
                    3.90%, 6/15/30 ............................................................    4,000,000

     40,000       New York City, NY, New PHA, 3.38%, 01/01/98 .................................       39,740

 10,700,000x      New York State, DAR, TRS 27, 3.95%, 7/01/24, City University, Floating Rate
                    Trust Receipts 27, MBIA Insured, Liquidity The Bank of New York ...........   10,700,000

  3,000,000       New York State Energy Research & Development Authority, PCR, New York,
                    State Electric & Gas Co., Series D, LOC Union Bank of Switzerland,
                    VRDN*, 5.00%, 10/01/29 ....................................................    3,000,000

  2,100,000       New York State, Job Development Authority, St. Gtd., Special Purpose Series
                    A-1 thru A-25, LOC Sumitomo Bank, VRDN*, 5.25%, 3/01/07 ...................    2,100,000

  5,200,000       Newport Beach CA, RB, Hoag Memorial Hospital Series B, SPA Bank of
                    America, 5.00%, 10/01/06 ..................................................    5,200,000

     50,000       North Little Rock, AR, New PHA, FGIC Insured, 3.25%, 6/01/98 ................       49,670

  1,100,000       Orange County, CA, Water District Project B, COP, LOC National
                    Westminister VRDN*, 4.85%, 8/15/15 ........................................    1,100,000

  4,000,000       Princeton, IN, PCR, PSI Energy, Inc., Proj., LOC Morgan Guaranty, VRDN*,
                    5.10%, 4/01/22 ............................................................    4,000,000

    125,000       Scioto County, OH, HFR, VHA, Central Capital Project, AMBAC Insured,
                    VRDN*, 3.70%, 12/01/25 ....................................................      125,000

  4,500,000       Sweetwater County, WY, PCR, Idaho Power Co. Project Series C, VRDN*,
                    5.10%, 7/15/26 ............................................................    4,500,000

  1,600,000       Uinta County, WY, PCR, Chevron Corp Project, VRDN*, 5.00%, 8/15/20 ..........    1,600,000

  4,500,000       Valdez, AK, Marine Term Revenue, Exxon Pipeline Co. Project A, VRDN*,
                    5.00%, 12/01/33 ...........................................................    4,500,000

    200,000       Wake County, NC, PCR, Carolina Power & Light Project, LOC Sumitomo
                    Bank, VRDN*, 4.15%, 10/01/15 ..............................................      200,000
                                                                                                 -----------
                  Total Investments (Cost $75,869,410) ........................................  $75,869,410
                                                                                                 ===========

 *Variable Rate Demand Notes (VRDN) are instruments  whose interest rate changes on a specific date and/or whose interest rates vary with changes in a designated base rate.

**Cost is the same for Federal income tax purposes.

 xThe Fund owns 100% of the security and therefore there is no trading in the security.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

STATEMENT OF INVESTMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Legend

Issue    AMBAC    American Municipal Bond Assurance Corporation

         DAR      Dormitory Authority Revenue

         AMT      Alternative Minimum Tax

         GO       General Obligation

         ETM      Escrowed to Maturity

         HFAR     Health Facilities Authority Revenue

         HFR      Hospital Facilities Revenue

         IDB      Industrial Development Board

         IDR      Industrial Development Revenue

         LOC      Letter of Credit

         MBIA     Municipal Bond Insurance Assurance Corporation

         PCR      Pollution Control Revenue

         PHA      Public Housing Authority

         RB       Revenue Bond

         SLMA     Student Loan Marketing Association

         SPA      Stand By Bond Purchase Agreement

         SWDF     Solid Waste Disposal Facility

         TRANS    Tax Revenue Anticipation Notes

         TRS      Trust Receipt Series








                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund acts as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series. Each series is considered a separate entity for financial reporting and tax purposes. The Tax-Free Money Market Series (the Series) investment objective is to provide as high a level of current income exempt from federal income tax as is consistent with the preservaton of capital and liquidity. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

    Valuation of Securities:

      Investments are stated at amortized cost. Under this valuation method, a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to the maturity of the instrument. Amortization of premium is charged to income, and accretion of market discount is credited to unrealized gains. The maturity of investments is deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount or the period remaining until the next interest adjustment.

    Federal Income Taxes:

      It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

    Distributions:

      The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains are made annually, as declared by the Fund's Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

    General:

      Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

    Accounting Estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the Tax-Free Money Market Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.5% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. See Note 8.

    SEC Administrative Proceeding Against the Manager

    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC), the Fund's Distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the affiliated series, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See Note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. The amounts paid under the plan compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. Distribution fees for the year ended December 31, 1997 are set forth in the Statement of Operations.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers Inc. ("NASD") whereby they accepted fines

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc., (FSSI) an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI for the year ended December 31, 1997 amounted to $17,745.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each Fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $13,270,069. Transactions in shares of beneficial interest, all at $1.00 per share were as follows:

                                                  Year ended        Year ended
                                                 December 31,      December 31,
                                                     1997              1996
                                               --------------    --------------
     Shares sold ..............................$2,566,332,934    $3,547,580,681

     Shares issued on reinvestment of dividends     1,048,578         1,042,865

     Shares redeemed ..........................(2,558,739,108)   (3,555,253,329)
                                               --------------        ----------
     Net (decrease) increase ..................$    8,642,404        (6,629,783)
                                               ==============        ==========


5. Line of Credit

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities for $500,000. Borrowings under this agreement bear interest linked to the bank's prime rate. The Series had no borrowing under the line of credit agreement as of or during the year ended December 31, 1997.

6. Expenses Paid Indirectly

    The Fund has an arrangement with its custodian whereby credits earned on cash balances maintained at the custodian are used to offset custody charges. These credits amounted to approximately $41,000 for the year ended December 31, 1997.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
TAX-FREE MONEY MARKET SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamentals' Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

9. Selected Financial Information


                                                                                   Years Ended December 31,
                                                              --------------------------------------------------------------
                                                              1997              1996      1995           1994           1993
                                                              ----              ----      ----           ----           ----
PER SHARE DATA AND RATIOS
  (for a share outstanding throughout the period)
Net Asset Value, Beginning of Year ........................  $1.00              $1.00     $1.00         $1.00          $1.00

Income from investment operations:
Net investment income .....................................   0.022              0.023     0.026         0.017          0.014

Less Distributions:
Dividends from net investment income ......................  (0.022)            (0.023)   (0.026)       (0.017)        (0.014)

Net Asset Value, End of Period ............................  $1.00              $1.00     $1.00         $1.00          $1.00

Total Return ..............................................   2.19%              2.28%     2.60%         1.69%          1.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000 omitted) .....................  13,263              4,621    11,251         9,004          5,830

Ratios to Average Net Assets
    Expenses ..............................................   1.52%(D)(D) (D)    1.54%     1.53%(D)(D)   0.91%(D)        .95%(D)
    Net investment income .................................   2.10%              2.04%     2.43%         1.55%          1.25%

BANK LOANS
Amount outstanding at end of period
  (000 omitted) ...........................................  $  -               $  218    $  -          $  451         $ 290

Average amount of bank loans outstanding during the period
  (000 omitted) ...........................................  $  -               $  -      $   41        $   53         $ 111

Average number of shares outstanding during the period
  (000 omitted) ...........................................  48,801             56,876    44,432        56,267        25,786

Average amount of debt per share during the period ........  $  -               $  -      $ .001        $ .001        $ .004


   (D)These ratios are after expense reimbursement of  .02%, .44% and .67%, for each of the years ended  December 31, 1997, 1994 and
      1993, respectively.

(D)(D)These ratios would have been 1.44%, 1.40% and 1.35% net of expense offsets of .08%, .14% and .18% for the years ended December
      31, 1997, 1996 and 1995, respectively.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders
Tax-Free Money Market Series of
Fundamental Fixed-lncome Fund

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Tax-Free Money Market Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presenation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and selected financial information referred to above present fairly, in all material respects, the financial position of the Tax-Free Money Market Series of Fundamental Fixed-Income Fund as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Note 2 for information regarding regulatory proceedings and transactions with affiliates.

                                                            S I G N A T U R E

New York, New York
March 2, 1998, except for Note 8 as to which the date is March 25, 1998.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities at value (Note 5)
    (cost $2,739,553) ...................................  $2,832,290
  Interest receivable ...................................      40,346
  Receivable for fund shares sold .......................     463,520
                                                           ----------
               Total assets .............................   3,336,156
                                                           ----------
LIABILITIES
  Payable for investments purchased .....................     615,650
  Accrued expenses ......................................      11,735
  Bank overdraft payable ................................     452,313
  Dividend payable ......................................       1,233
  Payable for fund shares redeemed ......................         240
                                                           ----------
               Total liabilities ........................   1,081,171
                                                           ----------
NET ASSETS consisting of:
  Accumulated net realized
    loss ....................................  $ (158,714)
  Unrealized appreciation
    of securities ...........................      92,737
  Paid-in-capital applicable to
    299,472 shares of
    beneficial interest
    (Note 4) ................................   2,320,962
                                              -----------
                                                           $2,254,985
                                                           ==========
NET ASSET VALUE PER SHARE ...............................  $     7.53
                                                           ==========

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income ....................                 $140,428

EXPENSES (Notes 2 and 3)
  Investment advisory fees ........... $ 14,600
  Custodian and accounting fees ......   43,046
  Transfer agent fees ................    8,970
  Trustee fees .......................    2,413
  Distribution fees ..................    9,125
  Professional fees ..................   21,443
  Postage and printing ...............    8,077
  Other ..............................    3,583
                                       --------
         Total expenses ..............  111,257
  Less: Expenses waived or reimbursed
    by the manager and affiliates ....  (64,243)
                                       --------
         Net expenses ................                   47,014
                                                       --------
         Net investment income .......                   93,414

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain on investments ...   17,891
Change in unrealized appreciation of
  investments for the year ...........  166,782
                                       --------
         Net gain on investments .....                  184,673
                                                       --------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS .........................                 $278,087
                                                       ========


(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------------------------------
                                                                                 1997             1996
INCREASE (DECREASE) IN NET ASSETS FROM:                                          ----             ----
OPERATIONS
  Net investment income ...................................................   $  93,414        $ 108,670
  Net realized gain on investments ........................................      17,891           22,294
  Unrealized (depreciation) appreciation of investments for the year ......     166,782          (22,733)
                                                                              ---------        ---------
         Net increase in net assets from operations .......................     278,087          108,231

DIVIDENDS PAID TO SHAREHOLDERS FROM
  Net investment income ...................................................     (93,414)        (108,670)

CAPITAL SHARE TRANSACTIONS (Note 4) .......................................     212,100          401,216
                                                                              ---------        ---------
         Total increase ...................................................     396,773          400,777

NET ASSETS:
  Beginning of year .......................................................   1,858,212        1,457,435
                                                                              ---------        ---------
  End of year .............................................................  $2,254,985       $1,858,212
                                                                             ==========       ==========


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----

  $ 40,000        Allegheny County, PA, IDA, AFR, USAir Inc., 8.88%, 3/01/21 ................................$  40,782

    40,000        Brookhaven, NY, IDA, CFR, Dowling College, 6.75%, 3/01/23 .................................   42,730

   250,000        Colorado Health Facilities Authority, RHR, Liberty Heights Project, ETM, CAB, 7/15/24 .....   60,317

   100,000        Corona, CA, COP, Vista Hospital Systems Inc. 8.38%, 7/01/11 ...............................  109,361

   100,000        Escambia, FL, Housing Corporation, Royal Arms Project, Series B, 9.00%, 7/01/16 ...........  103,202

    70,000        Florence County, SC, IDA, RB, Stone Container Corp., 7.38%, 2/01/07 .......................   74,070

   500,000        Foothill / Eastern TCA, Toll Road Revenue, CAB, 1/01/26 ...................................  106,500

    25,000        Hildago County, TX, Health Services, Mission Hospital Inc Project, 6.88%, 8/15/26 .........   26,567

    50,000+       Illinois Development Financial Authority, Solid Waste Disposal, RB, Ford Heights Waste
                    Tire Project, 7.88%, 4/01/11 ............................................................   10,582

    45,000        Illinois Health Facilities Authority, Midwest Physician Group Ltd Project, RB, 8.13%,
                    11/15/19 ................................................................................   48,833

    35,000        Indianapolis, IN, RB, Robin Run Village Project, 7.63%, 10/01/22 ..........................   38,463

    50,000        Joplin, MO, IDA, Hospital Facilities Revenue, Tri State Osteopathic, 8.25%, 12/15/14 ......   53,674

    50,000        Los Angeles, CA, Regional Airport, Continental Airlines, AMT, 9.25%, 8/01/24 ..............   59,104

   630,000        Marengo County, AL, Port Authority Facilities, RB, CAB, Series A, 3/01/19 .................  141,252

    75,000        Maryland Economic Development Corporation, Nursing Facilities Mortgage RB,
                    Ravenwood Healthcare, Series A, 8.38%, 8/01/26 ..........................................   78,529

    85,000        Montgomery County, TX, Health Facilities Development Corp., The Woodlands Medical
                    Center, 8.85%, 8/15/14 ..................................................................   93,171

   100,000        New York City, NY, Municipal Water Finance Authority, Water & Sewer RB, TR Receipts
                    Series 29, 6.56%, 6/15/30 ...............................................................   96,974

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 27, MBIA Insured,
                    Liquidity The Bank of New York, 8.22%, 7/01/24 ..........................................  109,979

   100,000        New York State, DAR, City University System Residual Int Tr Recpts 28, AMBAC Insured,
                    Liquidity The Bank of New York, 7.63%, 7/01/25 ..........................................  105,279

 5,000,000        New York State, DAR, CAB, FHA Presbyterian Hospital Series A, AMBAC Insured,
                    8/15/36 .................................................................................  643,400

   100,000#x      Niagara Falls, NY, URA, Old Falls Street Improvement Project, 11.00%, 5/01/09 .............   35,795

    50,000        Northeast, TX, Hospital Authority Revenue, Northeast Medical Center, 7.25%, 7/01/22 .......   57,455

    75,000        Perdido, FL, Housing Corporation, RB, Series B. 9.25%, 11/01/16 ...........................   75,787

    30,000        Philadelphia, PA, HEHA, Graduate Health Systems Project, 7.25%, 7/01/18 ...................   31,468

    60,000        Port Chester, NY, IDA, Nadal Industries Inc Project, 7.00%, 2/01/16 .......................   61,876

    75,000        San Antonio, TX, HFC, Multi Family Housing, RB, Agape Metro Housing Project, Series
                    A, 8.63%, 12/01/26 ......................................................................   75,989

    75,000        San Bernardino, CA, San Bernardino Community Hospital, RB, 7.88%, 12/01/19 ................   77,531

   100,000        San  Bernardino  County,  CA, COP,  Series PA-38,  MBIA Insured,  IFRN*, 11.92%, 7/01/16,
                    Rule 144A Security (restricted as to resale except to qualified institutions) ...........  113,555

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

STATEMENT OF INVESTMENTS
December 31, 1997
------------------------------------------------------------------------------------------------------------

 Principal
    Amount                                 Issue o                                                              Value
    ------                                 -----                                                                -----
$ 35,000          San Joaquin Hills, CA, TCA, Toll Road Revenue, 7.00%, 1/01/30 ............................$   40,033

  60,000x         San Jose, CA,  Redevelopment  Agency, Tax Allocation Bonds, IFRN*, MBIA Insured,
                    5.83%,  8/01/16,  MBIA Insured,  Rule 144A Security  (restricted as to resale except to
                    qualified institutions) ................................................................   61,304

 150,000          Savannah, GA Economic Development Authority Revenue, ETM, CAB, 12/01/21 ..................   39,940

  45,000          Schuylkill County, PA, IDA Resouce Recovery, Schuylkill Energy Res Inc. AMT, 6.50%,
                    1/01/10 ................................................................................   46,040

  15,000(D)#      Troy, NY, IDA, Hudson River Project, 11.00%, 12/01/94 ....................................    6,150

  75,000(D) (D)(D)Villages at Castle Rock, CO, Metropolitan District #4, 8.50%, 6/01/31 ....................   39,138

  25,000          Wayne, MI, AFR, Northwest Airlines Inc. 6.75%, 12/01/15 ..................................   27,460
                                                                                                            ----------
                  Total Investments (Cost $2,739,553)** ....................................................$2,832,290
                                                                                                            ==========


    ** Cost is approximately the same for income tax purposes.

     * Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

     # The value of this non-income producing security has been estimated by persons designated by the Fund's Board of
       Trustees using methods the Trustees believe reflect fair value. See note 5 to the financial statements.

     + Non-income producing security.

(D)(D) Security in default. Interest paid on cash flow basis. Rate shown as of December 31, 1997.

x The Fund or its affiliates owns 100% of the security and therefore there is no trading in the security.

Legend

o Issue  AFR      Airport Facilities Revenue
         AMBAC    American Municipal Bond Assurance Corporation
         AMT      Subject to Alternative Minimum Tax
         CAB      Capital Appreciation Bond
         COP      Certificate of Participation
         CFR      Civic Facility Revenue
         DAR      Dorm Authority Revenue
         ETM      Escrowed to Maturity
         FHA      Federal Housing Authority
         HEHA     Higher Education and Health Authority
         HFC      Housing Finance Corporation
         IDA      Industrial Development Authority
         MBIA     Municipal Bond Insurance Assurance Corporation
         RB       Revenue Bond
         RHR      Retirement Housing Revenue
         TCA      Transportation Corridor Agency
         URA      Urban Renewal Agency


                       See Notes to Financial Statements.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). Each series is considered a separate entity for financial reporting and tax purposes. The High-Yield Municipal Bond Series (the Series) seeks to provide a high level of current income exempt from federal income tax through investment in a portfolio of lower quality municipal bonds, generally referred to as "junk bonds." These bonds are considered speculative because they involve greater price volatility and risk than higher rated bonds. The following is a summary of significant accounting policies followed in the preparation of the Series' financial statements:

Valuation of Securities: The Fund's portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe accurately reflects fair value.

Federal Income Taxes: It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

Distributions: The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Original issue discounts and premiums are amortized over the life of the respective securities. Premiums are amortized and charged against interest income and original issue discounts are accreted to interest income.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

Accounting Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Management Agreement
    The Fund has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement, the Manager serves as investment adviser to the High-Yield Municipal Bond Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to 0.8% of the Series' average daily net assets up to $100 million and decreasing by .02% for each $100 million increase in net assets down to 0.7% of net assets in excess of $500 million. The Manager voluntarily waived fees and reimbursed expenses of $49,643 for the year ended December 31, 1997. See Note 7.

    SEC Administrative Action Against The Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC) the Funds distributor. The proceeding arises from the alleged failure of an affiliated mutual fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate the representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    Plan of Distribution
    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee, which is accrued daily and paid monthly, at an annual rate of 0.5% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. FSC has waived all fees in the amount of $9,125 for the year ended December 31, 1997.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials of an affiliated mutual fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Fund compensated Fundamental Shareholder Services, Inc. (FSSI), an affiliate of the Manager, for the services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. Transfer agent fees paid by the Series to FSSI amounted to $5,012.

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997, there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid in amounted to $2,320,962. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ....................................    2,941,324    20,530,136     1,912,593      $12,834,095
Shares issued on reinvestment of dividends .....       11,426        79,995        11,925           80,347
Shares redeemed ................................   (2,924,097)  (20,398,031)   (1,859,933)     (12,513,226)
                                                   ----------   -----------    ----------      -----------
Net increase ...................................       28,653   $   212,100        64,585      $   401,216
                                                   ==========   ===========    ==========      ===========

5. Investment Transactions

    The Fund invests in variable rate securities commonly called "inverse floaters." The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

    The Fund invests in lower rated or unrated ("junk") securities which are more likely to react to developments affecting market risk and credit risk than would higher rated securities which react primarily to interest rate fluctuations. The Fund held securities in default with an aggregate value of $91,665 at December 31, 1997 (4.1% of net assets). As indicated in the Statement of Investments, the Troy, NY Industrial Revenue Bond, 11% due December 1, 2014 with a par value of $15,000 and a value of $6,150 at December 31, 1997 has been estimated in good faith under methods determined by the Board of Trustees.

    The Fund owns 1.7% of a Niagara Falls New York Urban Renewal Agency 11% Bond ("URA Bond") due to mature on May 1, 2009 which has missed interest and sinking fund payments. An affiliated investment company owns 98.3% of this bond issue. The Fund was party to an agreement whereby certain related bonds owned by an affiliate were to be subject to repayment under a debt assumption agreement. The agreement allowed the affiliate to allocate a portion of the debt services it receives to the URA Bond. In exchange the Fund forfeited certain rights it had as holder of the URA bond. The debt assumption was not completed and the timing and amount of debt service payments is uncertain. The value of this bond is $35,795, and is valued at 35.80% of face value at December 31, 1997 under methods determined by the Board of Trustees.

    During the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,982,245 and $2,610,195, respectively.

    As of December 31, 1997 net unrealized appreciation of portfolio securities amounted to $92,737, composed of unrealized appreciation of $225,341 and unrealized depreciation of $132,604.
    The Fund has capital loss carryforwards to offset future capital gains as follows:
                             Amount     Expiration
                            -------     ----------
                            $23,500     12/31/1998
                             22,200     12/31/1999
                             20,500     12/31/2000
                             54,300     12/31/2002
                             40,000     12/31/2003
                           --------
                           $160,500
                           ========

6. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

7. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 6.


8. Selected Financial Information

                                                                       Years Ended December 31,
                                                               -----------------------------------------
                                                               1997     1996     1995     1994      1993
PER SHARE OPERATING PERFORMANCE                                ----     ----     ----     ----      ----
  (for a share outstanding throughout the period)
Net asset value, beginning of period                           $6.86    $7.07    $5.92    $7.27     $7.30
                                                               -----    -----    -----    -----     -----
Income from investment operations:
  Net investment income                                         0.37     0.47     0.34     0.43      0.39
  Net realized and unrealized gains (losses) on investments     0.67    (0.21)    1.15     1.35)    (0.03)
                                                               -----    -----    -----    -----     -----
  Total from investment operations                              1.04     0.26     1.49    (0.92)     0.36
                                                               -----    -----    -----    -----     -----
Less distributions:
Dividends from net investment income                           (0.37)   (0.47)   (0.34)   (0.43)    (0.39)
                                                               -----    -----    -----    -----     -----
Net asset value, end of period                                 $7.53    $6.86    $7.07    $5.92     $7.27
                                                               =====    =====    =====    =====     =====

Total Return                                                  15.71%    4.05%   25.70%  (12.92%)    5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        2,255    1,858    1,457      979     1,087
Ratios to average net assets:
  Expenses*                                                    2.58%    2.49%    2.50%    2.50%     2.50%
  Net investment income*                                       5.12%    6.85%    5.15%    6.70%     5.40%
Portfolio turnover rate                                        3.79%  139.26%   43.51%   75.31%    84.89%

BANK LOANS
Amount outstanding at end of period (000 omitted)              $ -        228      379    $ -       $ -
Average amount of bank loans outstanding during the period
  (000 omitted)                                                $ -      $ -         61    $ -       $ -
Average  number of shares  outstanding  during the period
  (000 omitted)                                                  260      237      183      156       145
Average  amount of debt per share  during the period           $ -      $ -      $0.33    $ -       $ -

**These ratios are after expense reimbursements of 3.52%, 4.59%, 6.22%, 6.20% and 5.76%, for each of the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.

FUNDAMENTAL FIXED-INCOME FUND
HIGH-YIELD MUNICIPAL BOND SERIES

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
High-Yield Municipal Bond Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Fundamental Fixed-Income Fund High-Yield Municipal Bond Series as of December 31, 1997, and the results of its operations, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

See Note 2 for information regarding regulatory proceedings and transactions with affiliates.



New York, New York
March 2, 1998, except for Note 7 as to which the date is March 25, 1998.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

(LEFT COLUMN)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
    (cost $13,023,839) (Notes 5 and 6)                         $15,023,792
  Receivables:
    Interest                                                        67,739
    Fund shares sold ................                                4,001
                                                               -----------
        Total assets ................                           15,095,532
                                                               -----------
LIABILITIES
  Loans .............................                              225,907
  Options written at value
    (premiums received $18,801)
    (Note 5) ........................                               10,625
  Securities sold subject to
    repurchase (Note 6) .............                            4,744,054
  Payables:
    Dividends declared ..............                               11,104
    Shares redeemed .................                                9,353
    Variation margin ................                               41,563
    Accrued expenses ................                               22,580
                                                               -----------
        Total liabilities ...........                            5,065,186
                                                               -----------
NET ASSETS consisting of:
  Accumulated net realized loss ..... $(17,833,560)
  Unrealized appreciation of
    securities ......................    1,999,953
  Unrealized appreciation of
    options written .................        8,176
  Unrealized depreciation of open
    future contracts ................     (103,270)
  Paid-in-capital applicable to
    7,116,688 shares of beneficial
    interest ........................   25,959,047
                                       -----------
                                                               $10,030,346
                                                               ===========
NET ASSET VALUE PER SHARE                                            $1.41
                                                                     =====

(RIGHT COLUMN)

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest income, net of $315,574
  of interest expense ......................                    $1,812,306

EXPENSES (Notes 2, 3 and 6)
  Investment advisory fees ................. $  88,681
  Custodian and accounting fees ............    61,165
  Transfer agent fees ......................    71,081
  Professional fees ........................   563,154
  Trustees' fees ...........................     5,458
  Printing and postage .....................     9,502
  Interest on bank borrowing ...............   324,872
  Distribution expenses ....................    29,560
  Other ....................................    14,012
                                             ---------
        Total expense ...................... 1,167,485

        Less: Expenses waived or
          reimbursed by the
          manager and affiliates ...........  (162,637)
                                             ---------
        Net expenses .......................                     1,004,848
                                                                ----------
        Net investment income ..............                       807,458
                                                                ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Investments ............................ 1,027,730
    Future and options on futures ..........  (956,715)             71,015
                                             ---------
  Change in unrealized appreciation
    (depreciation) of investments,
    options and futures contracts
    for the period:
      Investments ..........................    66,558
      Open option contracts
        written ............................      (312)
      Open futures contracts ...............  (339,726)           (273,480)
                                             ---------          ----------
  Net loss on investments ..................                      (202,465)
                                                                ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..........................                     $ 604,993
                                                                 =========

(FULL COLUMN)

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------
                                                                                Year Ended     Year Ended
                                                                                 December       December
                                                                                 31, 1997       31, 1996
                                                                                 --------       --------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ......................................................  $  807,458    $ 1,254,448
  Net realized gain on investments ...........................................      71,015        433,173
  Unrealized (depreciation) on investments, options and futures contracts ....    (273,480)    (1,070,217)
                                                                               -----------    -----------
           Net increase in net assets from operations ........................     604,993        617,404
DIVIDENDS PAID TO SHAREHOLDERS FROM
  Investment income ..........................................................    (807,458)    (1,254,448)
CAPITAL SHARE TRANSACTIONS (Note 4) ..........................................  (2,991,556)    (1,332,818)
                                                                               -----------    -----------
           Total decrease ....................................................  (3,194,021)    (1,969,862)
NET ASSETS
  Beginning of year ..........................................................  13,224,367     15,194,229
                                                                               -----------    -----------
  End of year ................................................................ $10,030,346    $13,224,367
                                                                               ===========    ===========


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES
    Net increase in net assets from operations ................................   $  604,993
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
    Purchase of investment securities .........................................   (2,228,044)
    Proceeds on sale of securities ............................................    8,312,593
    Premiums received for options written .....................................      633,904
    Premiums paid to close options written ....................................     (977,704)
    Decrease in interest receivable ...........................................       28,925
    Decrease in variation margin receivable ...................................      218,791
    Decrease in accrued expenses ..............................................      (93,909)
    Net accretion of discount on securities ...................................     (187,473)
    Net realized (gain) loss:
      Investments .............................................................   (1,027,730)
      Options written .........................................................      309,113
    Unrealized appreciation on securities and options written for the period ..      (66,246)
                                                                                  ----------
      Total adjustments .......................................................    4,922,220
                                                                                  ----------
      Net cash provided by operating activities ...............................    5,527,213
                                                                                  ----------

CASH FLOWS FROM FINANCING ACTIVITIES:*
  Net repayments on sale of securities sold subject to repurchase .............   (1,617,934)
  Net borrowings of note payable ..............................................      (49,281)
  Proceeds on shares sold .....................................................      728,056
  Payment on shares  repurchased ..............................................   (4,356,318)
  Cash dividends paid .........................................................     (231,736)
                                                                                  ----------
      Net cash used in financing activities ...................................   (5,527,213)
                                                                                  ----------
      Net increase in cash ....................................................        0

CASH  AT  BEGINNING  OF YEAR ..................................................        0
                                                                                  ----------
CASH  AT END OF  YEAR .........................................................   $    0
                                                                                  ==========

*Non-cash financing activities not included herein consist of reinvestment of dividends of $642,058. Cash payments for interest expense totaled $333,352 for the period.


STATEMENT OF OPTIONS WRITTEN

December 31, 1997
---------------------------------------------------------------------------------------------
     Number of                                                     Expiration
     Contracts++                  Options Written                     Month          Value
     -----------                  ---------------                  ----------        -----
        40          U.S. Treasury Bonds, Call @ $123 ...........  February 1998     $10,625
                                                                                    -------
                                                                                    $10,625
                                                                                    =======

   ++Each contract represents $100,000 face value of U.S. Treasury Bond Futures.


                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS
December 31, 1997
--------------------------------------------------------------------------------

         Principal        Interest         Maturity
          Amount           Rate o            Date          Value
          ------           ------            ----          -----

   United States Treasury Securities-49.03%
     United States Treasury Bonds
            85,000(2)       0.00% ZCS      11/15/03     $   60,395
         4,300,000(2)       0.00% PS       11/15/06      2,574,333
         3,500,000(5)       9.00%          11/15/18      4,731,566
                                                        ----------
                        (Cost $6,403,170)                7,366,294
                                                        ----------
   United States Agency Backed Securities-50.97%
     Federal Home Loan Mortgage Corporation
           843,718(1)       9.25%          08/15/23        928,005
           285,124(1)       6.50% Z-Bond   12/15/23        261,907
           750,000         13.59% IFRN     05/15/24        858,060
           209,406(2)      15.30% IFRN     05/25/24        251,287
           180,000         12.00% TTIB     03/15/27        180,079

     FNMA-Federal National Mortgage Assoc.

           356,450(4)(1)   15.50% TTIB     03/25/23        381,224
         3,671,204(4)(1)   15.30% TTIB     03/25/23      4,185,686
           490,760(4)      14.49% TTIB     05/25/23        544,900
                                                        ----------
                                                         7,591,148
                                                        ----------
     FICO-Financing Corporation (U.S. Government Agency)

           100,000          0.00% ZCS      11/02/12         39,284
           100,000          0.00% ZCS      08/03/18         27,066
                                                        ----------
                        (Cost $6,620,669)                   66,350
                                                        ----------
      Total investments (Cost $13,023,839)(3)          $15,023,792
                                                        ----------

(1) Segregated for securities sold subject to repurchase (Note 6)
(2) Segregated, in whole or part, as initial margin for futures contracts
    (Note 5)
(3) Cost is the same for Federal income tax purposes
(4) The Fund owns 100% of the security or tranche. See Note 5 to the financial statements.
(5) Securities sold subject to repurchase (Note 6).

o Legend-IFRN: Inverse Floating Rate  Notes are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at December 31, 1997.

         TTIB: Two-Tiered Index Floating Rate Bonds are instruments with two coupon levels. The "first tier" coupon is at a fixed rate, effective as long as the underlying index is at or below the strike level. At the strike level, the "second tier" coupon resets the bond to an inverse floating rate note. See discussion above. Coupons shown are at December 31, 1997.

          ZCS: Zero  Coupon  Securities  are  instruments  whose  interest   and
               principal are paid at maturity.

       Z Bond: A Z Bond is an instrument whose monthly interest coupon is paid at a fixed rate in additional principal. Principal is paid at maturity.

           PS: Principal Stripped Bonds are instruments whose principle and coupon have been separated and sold separately.



                       See Notes to Financial Statements.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    Fundamental Fixed-Income Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund operates as a series company currently issuing three classes of shares of beneficial interest, the Tax-Free Money Market Series, the High-Yield Municipal Bond Series and the Fundamental U.S. Government Strategic Income Fund Series (the Series). The objective of the Series is to provide high current income with minimum risk of principal and relative stability of net asset value. The Series seeks to achieve its objective by investing primarily in U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereunder collectively referred to as "Government Securities"). The Series also uses leverage in seeking to achieve its investment objective. Each series is considered a separate entity for financial reporting and tax purposes.

        Valuation of Securities-The Series portfolio securities are valued on the basis of prices provided by an independent pricing service when, in the opinion of persons designated by the Fund's trustees, such prices are believed to reflect the fair market value of such securities. Prices of non-exchange traded portfolio securities provided by independent pricing services are generally determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities traded or dealt in upon a securities exchange and not subject to restrictions against resale as well as options and futures contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price, or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the mean of the the current bid and asked prices. Money market and short-term debt instruments with a remaining maturity of 60 days or less will be valued on an amortized cost basis. Securities not priced in a manner described above and other assets are valued by persons designated by the Fund's trustees using methods which the trustees believe reflect fair value.

        Futures Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses. Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

    Repurchase Agreements-The Series may invest in repurchase agreements, which are agreements pursuant to which securities are acquired from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. The Series may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Series' repurchase agreements will at all times be fully collateralized in an amount equal to the purchase price including accrued interest earned on the underlying security.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

        Reverse Repurchase Agreements-The Series may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Series sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the Investment Company Act of 1940 reverse repurchase agreements are generally regarded as a form of borrowing. At the time the Series enters into a reverse repurchase agreement it will establish and maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price including accrued interest.

        Federal Income Taxes-It is the Series' policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Series declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gain, if any, realized on sales of investments are anticipated to be made before the close of the Series' fiscal year, as declared by the Board of Trustees. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Realized gain and loss from the sale of securities are recorded on an identified cost basis. Discounts and premiums are amortized over the life of the respective securities. Premiums are charged against interest income and discounts are accreted to interest income.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fees and Other Transactions With Affiliates

    Management Agreement
    The Series has a Management Agreement with Fundamental Portfolio Advisors, Inc. (the Manager). Pursuant to the agreement the Manager serves as investment adviser to the Series and is responsible for the overall management of the business affairs and assets of the Series subject to the authority of the Fund's Board of Trustees. In consideration for the services provided by the Manager, the Series will pay an annual management fee in an amount equal to .75% of the Series' average daily net assets up to $500 million, .725% on the next $500 million, and .70% per annum on assets over $1 billion. The Manager waived fees and reimbursed expenses of $133,077 for the year ended December 31, 1997. See
Note 8.

    SEC Administrative Proceeding Against the Manager
    On September 30, 1997, the Securities & Exchange Commission announced that it instituted public administrative and cease-and desist proceedings against the Manager, the former portfolio manager of the Fund, the president of the Manager and Fundamental Service Corporation (FSC). The proceeding arises from the

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

alleged failure of the Fund to disclose the risks of the Fund, and of the Manager's failure to disclose its soft dollar arrangements to the Fund's Board of Trustees. A hearing has been scheduled with an administrative law judge to determine whether the allegations are true, and, if so, what remedial action, if any, is appropriate.

    Board's Termination of Portfolio Manager
    Between April 17, 1997 and July 24, 1997, a representative of the Manager engaged Tocqueville Securities L.P. ("Tocqueville Securities") an affiliate of Tocqueville, as agent, to effect eight separate over-the-counter purchase transactions of municipal obligations on behalf of an affiliated fund. The Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to the representative) were not justified and that the affiliated fund bore unnecessary expenses as a result of the sale of its securities to another party and the subsequent repurchase of them through Tocqueville Securities. Based upon a report initiated by Tocqueville Securities and prepared by the Fund's independent auditors, and upon the Board's own analysis, the Board directed that the Manager terminate its representative's services as a portfolio manager. At the Board's request and in order to reimburse the affiliated fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the affiliated fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the Securities and Exchange Commission and the Department of NASD Regulation have been informed of these events by Tocqueville Securities. See note 7 regarding contemplated transaction with the Tocqueville Trust.

    Plan of Distribution
    The Series has adopted a Distribution and Marketing Plan, pursuant to Rule 12b-1, promulgated under the Investment Company Act of 1940, under which the Series pays to FSC, an affiliate of the Manager, a fee which is accrued daily and paid monthly at an annual rate of 0.25% of the Series' average daily net assets. Amounts paid under the plan are to compensate FSC for the services it provides and the expenses it bears in distributing the Series' shares to investors. The amount incurred by the Series pursuant to the agreement for the year ended December 31, 1997 is set forth in the Statement of Operations. FSC has waived fees in the amount of $29,560.

    NASD Sanctions and Fines
    On February 19, 1998, FSC and two of its executives, without admitting or denying guilt, entered into an agreement with the National Association of Securities Dealers, Inc. ("NASD") whereby they accepted fines totaling $125,000 and other stipulated sanctions as a result of the NASD's finding that they had distributed advertising materials relating to the Fund which violated NASD rules governing advertisements.

    Affiliated Transfer Agent
    The Series compensated Fundamental Shareholders Services, Inc. (FSSI), an affiliate of the Manager, for services it provided under a Transfer Agent and Service Agreement which was terminated on September 11, 1997. The amount paid by the Series to FSSI for the year ended December 31, 1997 amounted to $57,038.

    Commissions Paid to Affiliate
    The Series effects a significant portion of its futures and options transactions through LAS Investments, Inc. (LAS), an affiliated broker-dealer. Commissions paid to LAS amounted to approximately $14,591 for the year ended December 31, 1997.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

3. Trustees' Fees

    All of the Trustees of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at Board meetings and meetings of committees which are common to each fund, each Trustee who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets. The Trustees also received additional compensation for special services as requested by the Board. Additional compensation totaled $40,923 pro rated among the funds based on their respective average net assets.

4. Shares of Beneficial Interest

    As of December 31, 1997 there were an unlimited number of shares of beneficial interest (no par value) authorized and capital paid-in amounted to $25,959,047. Transactions in shares of beneficial interest were as follows:

                                                          Year Ended                  Year Ended
                                                       December 31, 1997           December 31, 1996
                                                    -----------------------     --------------------------
                                                      Shares       Amount         Shares         Amount
                                                    ---------    ----------     ---------      -----------
Shares sold ...................................     521,491      $  732,057     1,209,491      $1,721,466
Shares issued on reinvestment of dividends ....     457,380         642,058       605,897         860,888
Shares redeemed ...............................  (3,119,211)     (4,365,671)   (2,749,791)     (3,915,172)
                                                 ----------     -----------     ---------     -----------
Net decrease ..................................  (2,140,340)    ($2,991,556)     (934,403)    ($1,332,818)
                                                 ==========     ===========     =========     ===========


5. Complex Services, Off Balance Sheet Risks and Investment Transactions

    Two-Tiered Index Floating Rate Bonds (TTIB):
    The Fund invests in Two-Tiered Index Floating Rate Bonds. The term two-tiered refers to the two coupon levels that the TTIB's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note. See discussion of inverse floating rate notes below. Changes in interest rate on the underlying security or index affect the rate paid on the TTIB, and the TTIB's price will be more volatile than that of a fixed-rate bond.

    Additionally the Fund owns 100% of several securities as indicated in the Statement of Investments. As a result of its ownership position there is no active market in these securities. Valuations of these securities are provided by a pricing service and are believed by the Manager to reflect fair value. The market value of securities owned 100% by the Fund was approximately $5,111,810 (or 50.96% of net assets) as of December 31, 1997.

    Inverse Floating Rate Notes (IFRN):
    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Futures Contracts and Options on Futures Contracts:
    The Fund invests in futures contracts consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the fund invests in options on US Treasury Bond Futures which gives the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will affect the net asset value of the Fund.

    The Fund's principal objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of interest income while maintaining acceptable levels of interest-rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract deliver the security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. For the year ended December 31, 1997, the Fund had daily average notional amounts outstanding of approximately $15,136,000 and $5,737,561 of short positions on US Treasury Bond Futures and Options Written on US Treasury Bond Futures respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The Fund had the following open futures contracts at December 31, 1997.

                                  Principal               Expiration  Unrealized
          Type                      Amount        Position   Month       Loss
          ----                      ------        --------   -----       ----
U.S. Treasury Bond .............  $7,000,000       Short     3/98     ($103,270)

    Portfolio securities with an aggregate value of approximately $1,389,306 have been segregated as initial margin as of December 31, 1997.

    In addition, the following table summarizes option contracts written by the Series for the year ended December 31, 1997:

                                   Number of  Premiums                Realized
                                   Contracts  Received      Cost        Loss
                                   ---------  --------      ----        ----
Contracts outstanding
  December 31, 1996 ..............    40       $53,488

Options written ..................   780       633,904

Contracts closed or expired ......  (780)     (668,591)    $977,704   ($309,113)
                                     ---       -------
Contracts outstanding
  December 31, 1997 ..............    40      $ 18,801
                                     ===      ========

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

    Other Investment Transactions
    For the year ended December 31, 1997, the cost of purchases and proceeds from sales of investment securities, other than short-term obligations, were $2,228,044 and $7,702,650, respectively.

    As of December 31, 1997, the Fund had no unrealized appreciation or depreciation for tax purposes since it has elected to recognize market value changes each day for tax purposes.

    The Fund has capital loss carryforwards to offset future capital gains as follows:
                           Amount         Expiration
                           ------         ----------
                        $15,000,500       12/31/2002
                            588,100       12/31/2004
                            202,500       12/31/2005
                        -----------
                        $15,791,100
                        ===========


6. Borrowing

    The Fund has a line of credit agreement with its custodian bank collateralized by cash and portfolio securities to the extent of the amounts borrowed. Borrowings under this agreement bear interest linked to the bank's prime rate.

    The Series enters into reverse repurchase agreements collateralized by portfolio securities equal in value to the repurchase price. The reverse repurchase agreement outstanding at December 31, 1997 bears an interest rate of 5.9%. Portfolio securities with an aggregate value of approximately $5,757,000 have been segregated for securities sold subject to repurchase as of December 31, 1997.

    The maximum month-end and the average amount of borrowing outstanding under these arrangements during the year ended December 31, 1997 were approximately $6,329,000 and $5,967,000.

7. Agreement and Plan of Reorganization

    On July 16, 1997 each of Fundamental's mutual funds (consisting of: New York Muni Fund, The California Muni Fund, Fundamental Fixed Income Fund: Tax Free Money Market Series, High Yield Municipal Bond Series, and Fundamental U.S. Government Strategic Income Fund Series) have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

    The corresponding Tocqueville Fund will have investment objectives, polices and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of

FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND

December 31, 1997
--------------------------------------------------------------------------------

individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

    A majority of Fundamental's Board members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Spring of 1998.

8. Subsequent Event

    At its March 25, 1998 Board of Trustees' meeting, the Board of the Fund approved the continuation of the Management Agreement and Distribution Agreement through May 30, 1998 in contemplation of the consummation of the reorganization discussed in Note 7.

    The Manager and FSC (on behalf of certain of their directors, officers, shareholders, employees and control persons) (the "Indemnitees") received payment during the fiscal year ended December 31, 1997 from the Fund in the amount of approximately $232,500. Upon learning of the payments, the independent Board Members of the Funds directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of an inedpendent legal counsel to the effect that the Indemnitees are entitled to receive them. The Declaration of Trust, Articles of Incorporation and contracts that call for indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

    The Manager and FSC waived fees in the amount of $96,077 and $29,560, respectively for the year ended December 31, 1997. The Manager and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. The independent trustees have instructed the Manager to escrow the full amount incurred by the Fund of approximately $232,500.

9. Selected Financial Information

                                                      Year       Year          Year           Year          Year
                                                      Ended      Ended         Ended          Ended         Ended
                                                  December 31, December 31, December 31,   December 31,  December 31,
                                                      1997       1996          1995           1994          1993
                                                      ----       ----          ----           ----          ----
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $ 1.43     $ 1.49        $ 1.37        $ 2.01        $ 2.02
                                                      ------     ------        ------        ------        ------
Income from investment operations
Net investment income .............................     0.10       0.13          0.08          0.14          0.16
Net realized and unrealized gain/(loss) on
  investments .....................................    (0.02)     (0.06)         0.12         (0.64)          -
                                                      ------     ------        ------        ------        ------
      Total from investment operations ............     0.08       0.07          0.20         (0.50)         0.16
                                                      ------     ------        ------        ------        ------
Less distributions
Dividends from net investment income ..............    (0.10)     (0.13)        (0.08)        (0.14)        (0.16)
Dividends from net realized gains .................      -          -             -             -           (0.01)
                                                      ------     ------        ------        ------        ------
Net asset value, end of period ....................   $ 1.41     $ 1.43        $ 1.49        $ 1.37        $ 2.01
                                                      ======     ======        ======        ======        ======
Total return ......................................     5.51%      5.02%        15.43%       (25.57%)        8.14%

Ratios/supplemental data:
Net assets, end of period (000 omitted) ...........  $10,030     13,224        15,194        19,020        63,182
  Ratios to average net assets
  Interest expense (a) ............................    2.75%       2.61%         3.00%         2.01%         1.54%
  Operating expenses ..............................    5.75%       3.41%         3.05%         2.16%         1.39%
                                                      ------     ------        ------        ------        ------
      Total expenses+ (a) .........................    8.50%       6.02%         6.05%         4.17%         2.93%
                                                      ======     ======        ======        ======        ======
  Net investment income+ ..........................    6.83%       9.01%         5.91%         8.94%         7.85%
Portfolio turnover rate ...........................   12.55%      12.65%       114.36%        60.66%        90.59%

Borrowings
Amount outstanding at end of period
  (000 omitted) ...................................  $4,969      $6,610       $ 7,481       $ 9,674       $31,072
Average amount of debt outstanding during the
  period (000 omitted) ............................  $5,967      $6,577       $ 7,790       $16,592       $28,756
Average number of shares outstanding during the
  period (000 omitted) ............................   8,433       9,764        11,571        21,436        28,922
Average amount of debt per share during the
  period ..........................................   $ .71       $ .67         $ .67         $ .77         $ .99

  +These ratios are after expense reimbursement of 1.37%, 2.02%, 1.0% and .13% for the years  ended  December 31,
   1997, 1996, 1995 and 1993, respectively.
(a)The ratios for each of the years in the four year period ending December 31, 1996  have  been reclassified  to conform with the 1997 presentations.

                          INDEPENDENT AUDITOR'S REPORT



The Board of Trustees and Shareholders
Fundamental Fixed-Income Fund
Fundamental U.S. Government Strategic Income Fund Series

    We have audited the accompanying statement of assets and liabilities including the statement of investments and statement of options written, of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997 and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets for the two years then ended and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of the Fundamental U.S. Government Strategic Income Fund Series of Fundamental Fixed-lncome Fund as of December 31, 1997, the results of its operations, changes in its net assets, cash flows, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

    See Notes 2 and 8 for information regarding regulatory proceedings and transactions with affiliates.



                                                            S I G N A T U R E



New York, New York
March 2, 1998, except for Note 8 as to which the date is April 30, 1998.

                                 (LEFT COLUMN)

                                   FUNDAMENTAL
                                 FAMILY OF FUNDS
                              90 Washington Street
                                New York NY 10006
                                 1-800-322-6864

                              Independent Auditors
                             McGladrey & Pullen, LLP
                            New York, New York 10017

                                  Legal Counsel
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022


               These reports and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. These reports are not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.


                                 (RIGHT COLUMN)


                           ---------------------------
                                  Annual Report
                                December 31, 1997



                               NEW YORK MUNI FUND

                            THE CALIFORNIA MUNI FUND

                                   FUNDAMENTAL
                                FIXED-INCOME FUND

                                    TAX-FREE
                               MONEY MARKET SERIES

                                   HIGH-YIELD
                             MUNICIPAL MARKET SERIES

                                   FUNDAMENTAL
                                 U.S. GOVERNMENT
                              STRATEGIC INCOME FUND

                              F U N D A M E N T A L
                           Fundamental Family of Funds

                           ---------------------------

                                    APPENDIX
                           RATINGS OF MUNICIPAL BONDS

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Services, Inc. rating symbols and their meanings is as follows:

         Aaa-Bonds which are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa securities or fluctuation of protective elements may be of a greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds   which  are  rated  Baa  are   considered  as  medium  grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

I. Con. (---)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by 1. earnings of projects under construction, 2. earnings of projects unseasoned in operation experience, 3. rentals which begin when facilities are completed, or 4. payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of condition.

STANDARD & POOR'S CORPORATION

         A brief description of the applicable S&P Corporation rating symbols and their meanings is as follows:

         AAA-This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to repay principal and interest is very strong, and in the majority of instances they differ from AAA issues in only small degrees.

         A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C-The rating C is reserved for income bonds on which no interest is being paid.

         D-Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

         Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

FITCH

Ratings

         A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:


                                       AAA

         Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

         Bonds rated AA are considered to be investment grade and of the very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

         Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

         Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

         Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

         Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

         Bonds rated CCC have certain identifiable charac teristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

         Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD AND D

         Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA Category covering 12-36 months or the DDD, DD or D categories.

DUFF & PHELPS, INC.

RATING            DEFINITION
SCALE
AAA               Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
                  Treasury debt.

AA+               High credit quality.  Protection factors are strong.
AA-               Risk is AA modest but may vary slightly from time to time
AA-               because of economic conditions.

A+                Protection factors are average but adequate.  However,
A                 risk factors are more variable and greater in periods of
A-                economic stress.

BBB+ Below average protection factors but still considered BBB sufficient for prudent investment. Considerable BBB- variability in risk during economic cycles.

BB+               Below investment grade but deemed likely to meet
BB                obligations when due.  Present or prospective financial
BB-               protection factors fluctuate according to industry
                  conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                Below investment grade and possessing risk that obliga-
B                 tions will not be met when due.  Financial protection
B-                factors will fluctuate widely according to economic
                  cycles, industry conditions and/or company fortunes.
                  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                Preferred stock with dividend arrearages.

RATING            DEFINITION
SCALE
                  HIGH GRADE

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  GOOD GRADE

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  SATISFACTORY GRADE

Duff 3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  NON-INVESTMENT GRADE

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  DEFAULT

                  Issuer failed to meet scheduled principal and/or interest payments.

                           RATINGS OF MUNICIPAL NOTES

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. rating symbols for municipal notes and their meanings is as follows:

         MIG-1 - This is the highest rating assigned by Moody's to municipal notes and designates noted judged to be of the best quality.

         MIG-2 - This rating designates notes of a high quality by all standards. However, the margins of protection, although ample, are not as large as in the preceding group.

         MIG-3 - This rating designates notes which are of a favorable quality, with all security elements accounted for. However, such notes are lacking the undeniable strength of notes in the preceding two groups. Market access for refinancing, in particular, is likely to be less well established.

                               SHORT-TERM RATINGS

FITCH

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

         Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of a ssurance for timely payment.

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

         Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                           SHORT-TERM MUNICIPAL LOANS

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

                 OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements:
                  In Part A:

                  (1)  Financial Highlights

                  In Part B:
                  (1)  Auditor's Report

                  (2)  Statement  of Assets and  Liabilities  as of December 31,
                       1997.
                  (3) Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996
                  (4) Statement of Operations for the year ended December 31, 1997.
                  (5) Statement of Cash Flows for the year ended December 31, 1997.
                  (6)  Schedule of Investments as of December 31, 1997.


         (b)      Exhibits:
                  (1)    (a)  Articles of Incorporation(1)
                         (b)  Articles of Amendment (3)
                  (2)    By-Laws of Registrant(1)
                  (3)    Inapplicable
                  (4)    Form of Specimen Security(1)
                  (5)    Form of Management Agreement with Fundamental
                            Portfolio Advisors, Inc.(1)
                  (6)    Inapplicable
                  (7)    Inapplicable
                  (8)    Form of Custody Agreement with Registrant's
                            Custodian(1)
                  (9)    Inapplicable
                  (10)   (a) Opinion of Counsel(1)
                  (11)   (a) Consent of Counsel(4)
                         (b) Consent of McGladrey & Pullen(4)
                  (12)   Inapplicable
                  (13)   Inapplicable
                  (14)   Inapplicable
                  (15) Form of Distribution Plan pursuant to Rule 12b-1 and related agreements(1)
                  (16) Schedule for Computation of Performance Quotations (unaudited)(2)
                  (17)   Financial  Data Schedule (4)

--------------------------------------------
(1) Filed on October 26, 1990 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated herein by reference thereto.
(2) Filed on April 27, 1988 as Exhibit No. 16 to Post-Effective Amendment No. 8 to the Registration Statement and incorporated herein by reference thereto.
(3) Filed on April 25, 1996 as an Exhibit to Post-Effective Amendment No. 18 to the Registration Statements (accession number 0000922423-96-000189) and incorporated herein by reference thereto.
(4)      Filed as part of this document.

Item 25. Persons Controlled by or under Common Control with Registrant

         Registrant is not controlled by or under common control with any other person.

Item 26. Number of Holders of securities


         As of March 31, 1998, Registrant had 5,411 record holders of its securities.


Item 27. Indemnification

         Under the terms of the Registrant's Articles of Incorporation and By-laws, the Registrant may indemnify any person who was or is a director, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that the indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of the Registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such directors so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Item 28. Business and Other Connections of Investment Advisor

         Fundamental Portfolio Advisors, Inc. is the investment advisor of Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Fundamental Portfolio Advisory, Inc., its directors and its officers, reference is made to Part I of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by Fundamental Portfolio Advisors, Inc.

Item 29. Principal Underwriters

         Registrant has no principal underwriter.

Item 30. Location of Accounts and Records


         The accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, 90 Washington Street, 19th Floor, New York, N.Y. and Firstar Trust Company, 615 East Michigan Street, Milwaukee, WI 53202, the Registrant's Transfer Agent, Accounting Agent and Custodian.


Item 31. Management Services

         Inapplicable.

Item 32. Undertakings.

         (1) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 1 per centum of the outstanding shares of the Registrant, regardless of the net asset value of the shares held by such requesting shareholders.

         (2) The Registrant undertakes to call a meeting of stockholders for the purpose of voting upon the question of removal of one or more of the Registrant's directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         (3) The Registrant undertakes to furnish each person to whom a prospectus relating to its New York Muni Fund series is delivered, a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April, 1998.



                                 Registrant:  FUNDAMENTAL FUNDS, INC.


                                              By:  /s/ Vincent J. Malanga
                                                   ----------------------
                                                  Vincent J. Malanga, Chairman
                                                  and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                              TITLE                                                          DATE
----------                              -----                                                          ----




/s/Vincent J. Malanga                   Director, Principal Executive Officer and                      April 30, 1998
-------------------------------
Vincent J. Malanga                      Principal Financial and Accounting Officer



                *                       Director                                                       April 30, 1998
--------------------------------
James C. Armstrong



                *                       Director                                                       April 30, 1998
--------------------------------
L. Gregg Ferrone



*By:     /s/ Jules Buchwald
         ------------------
         Jules Buchwald, Attorney-in-Fact,
         pursuant to powers of attorney
         dated April 24, 1991, previously
         filed with the Securities and
         Exchange Commission